UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-12

COMTECH TELECOMMUNICATIONS CORP. (Name of Registrant as Specified In Its Charter) —————————————————————————————— (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notice of Fiscal 2016 Annual Meeting of Stockholders and
Proxy
Statement

December 8, 2016 at 10 a.m., Eastern Time
68 S. Service Road, Lower Level Auditorium
Melville, NY 11747

Proof of ownership required for admission See Part 1 – “About the Proxy Statement” for details on admission requirements to attend the Annual Meeting of Stockholders.

2016 Proxy Statement

NOTICE OF FISCAL 2016 ANNUAL MEETING OF STOCKHOLDERS

November 21, 2016

Dear Stockholder:

On behalf of the Board of Directors (the “Board”) and management, we cordially invite you to attend the Fiscal 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Comtech Telecommunications Corp. (“Comtech” or the “Company”). The Annual Meeting will be held at 10 a.m. on December 8, 2016 at our corporate headquarters located at 68 South Service Road, Lower Level Auditorium, Melville, New York, 11747. The Notice of Fiscal 2016 Annual Meeting of Stockholders, Proxy Statement and proxy card are enclosed.

Your Board recommends that you promptly vote “FOR” Proposals 1, 2, 3 and 4 on the enclosed proxy card. It is important that your shares are voted at the Annual Meeting. Whether or not you are able to attend in person, the prompt execution and return of the enclosed proxy card in the envelope provided or submission of your proxy and voting instructions over the Internet or by telephone will assure that your shares are represented at the Annual Meeting. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Fiscal 2016 Annual Meeting of Stockholders to be Held on December 8, 2016.

Our Proxy Statement and Fiscal 2016 Annual Report are available at:
www.proxyvote.com and www.comtechtel.com

On behalf of everyone at Comtech, we thank you for your ongoing interest and investment in our Company. We are committed to acting in your best interests. Sincerely,
Fred Kornberg Chairman, Chief Executive Officer and President
Your vote is extremely important. If you have any questions or require any assistance voting your shares, please contact Comtech’s proxy solicitor:

Innisfree M&A Incorporated
Stockholders May Call Toll-Free: (888) 750-5834
Banks and Brokers May Call Collect: (212) 750-5833

2016 Proxy Statement

NOTICE OF FISCAL 2016 ANNUAL MEETING OF STOCKHOLDERS

Date	December 8, 2016
Time	10:00 a.m., Eastern Time
Place	68 S. Service Road, Lower Level Auditorium, Melville, NY 11747

Record Date	In order to vote, you must have been a stockholder at the close of business on November 11, 2016

Proxy voting
It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold in order that we have a quorum, whether or not you plan to be present at the Annual Meeting in person. Please complete, sign, date and mail the enclosed proxy card in the accompanying envelope (to which you need affix no postage if mailed within the United States) or submit your proxy and voting instructions over the Internet or by telephone. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card.

Your vote is extremely important
If you have any questions or require any assistance with voting your shares, please contact Comtech’s proxy solicitor:

Innisfree M&A Incorporated
Stockholders May Call Toll-Free: (888) 750-5834
Banks and Brokers May Call Collect: (212) 750-5833

Items of business
1.    To elect Dr. Yacov A. Shamash to serve as a member of the Company’s Board of Directors for a term expiring at the Company’s first annual meeting following the end of its fiscal year ending July 31, 2017, and to elect Fred Kornberg and Edwin Kantor to serve as members of the Company’s Board of Directors for terms expiring at the Company’s first annual meeting following the end of its fiscal year ending July 31, 2019.

2.    To conduct an advisory vote on the compensation of Named Executive Officers as disclosed in this Proxy Statement.

3.    To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year ending July 31, 2017.

4.    To approve our amended 2000 Stock Incentive Plan (the “2000 Plan”), including an increase in the number of shares of our Common Stock available under the 2000 Plan, extending the 2000 Plan term until November 18, 2026 and reapproving the material terms of performance goals under Internal Revenue Code Section 162(m).

5.    To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Admission to meeting	Proof of share ownership will be required to enter the Annual Meeting. See Part 1 – “About the Proxy Statement” for details.
By Order of the Board of Directors,

Nancy Stallone
Secretary
November 21, 2016

2016 Proxy Statement

2016 Proxy Statement

2016 Proxy Statement

Proxy Summary
This summary highlights information contained within this Proxy Statement. This summary does not contain all of the information you should consider. Please read the entire Proxy Statement carefully before voting.

Annual Stockholders' Meeting	Meeting Agenda
Date	December 8, 2016
Election of Three Directors

An advisory vote on the compensation of the Named Executive Officers as disclosed in this Proxy Statement

Ratification of the selection of our independent
registered public accounting firm

Approval of our amended 2000 Plan, including an increase in the number of shares of our Common Stock available under the 2000 Plan, extending the 2000 Plan term until November 18, 2026 and reapproving the material terms of the performance goals under Internal Revenue Code Section 162(m)

Time	10 a.m., Eastern Time
Place	68 S. Service Road, Lower Level Auditorium, Melville, NY 11747

Record Date	Stockholders as of November 11, 2016 are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.
Voting matters and vote recommendation
Item	Board recommendation	Reasons for recommendation	More info
1.	Election of three directors	FOR
The Board and Nominating and Governance Committee believe that the three Board candidates possess the skills, experience, and diversity to effectively monitor performance, provide oversight, and advise management on the Company’s long-term strategy.
Page 52
2.	Approval (on an advisory basis) of the compensation of the Named Executive Officers as disclosed in this Proxy Statement	FOR	Our executive compensation programs demonstrate the continuing evolution of our pay for performance philosophy, and reflect the input of stockholders from our extensive outreach efforts.	Page 53
3.	Ratification of selection of independent registered public accounting firm	FOR	The Audit Committee of the Board of Directors believes that the appointment of Deloitte & Touche LLP is in the best interests of the Company and its stockholders.	Page 54
4.
Approval of our amended 2000 Stock Incentive Plan (the "2000 Plan"), including an increase in the number of shares of our Common Stock available under the 2000 Plan, extending the 2000 Plan term until November 18, 2026 and reapproving the material terms of the performance goals under Internal Revenue Code Section 162(m)

FOR
The approval of our amended 2000 Plan will increase the number of shares available for awards under the 2000 Plan which will allow us to grant equity-based awards to eligible participants to attract, motivate and retain such participants. In addition, stockholders are being asked to approve the performance goals to enable us to grant awards that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

Page 56
Vote in advance of the meeting	Vote in person
Internet	Telephone	Mail	In person at the meeting
Vote your shares via the Internet by going to the website address for Internet voting indicated on your proxy card & following the steps outlined on the secure website.	Call the toll-free number on your proxy card at any time, and follow the recorded instructions.	Sign, date, and return the enclosed proxy card in the postage-paid envelope provided.	See Part 1 – “About the Proxy Statement” for details on admission requirements to attend the Annual Meeting.

2016 Proxy Statement

ABOUT THE PROXY STATEMENT

Questions and Answers

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will be asked to consider and act upon the following matters:

•
Election of Dr. Yacov A. Shamash to serve as a member of the Company’s Board of Directors for a term expiring at the Company’s first annual meeting following the end of its 2017 fiscal year, and the election of Fred Kornberg and Edwin Kantor to serve as members of the Company’s Board of Directors for terms expiring at the Company’s first annual meeting following the end of its 2019 fiscal year;

•	An advisory vote on the compensation of Named Executive Officers as disclosed in this Proxy Statement;

•	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2017 fiscal year;

•	Approval of our amended 2000 Plan and related actions; and

•	Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Who may attend the Annual Meeting?

Only Stockholders of the Company and its invited guests may attend the Annual Meeting. Proof of ownership of Comtech Common Stock, along with personal identification (such as a driver’s license or passport), must be presented in order to be admitted to the Annual Meeting.

If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting in person, you must bring a brokerage statement or other proof of ownership as of the close of business on November 11, 2016 to be admitted to the Annual Meeting. Please note that a street-name stockholder who wishes to vote in person at the Annual Meeting will need to provide a legal proxy from its bank, broker or other holder of record.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on November 11, 2016, the record date for the Annual Meeting, are entitled to receive notice of and vote at the Annual Meeting. If you hold your shares through a bank, broker or other nominee and intend to vote in person at the Annual Meeting, you will need to provide a legal proxy from your bank, broker or other holder of record.

What are the voting rights of stockholders?

Each share of our Common Stock is entitled to one vote. There is no cumulative voting.

When are the proxy materials first being sent or given to stockholders?

The Notice of the Annual Meeting, Proxy Statement and form of proxy or voting instruction card are being mailed starting on or about November 21, 2016.

2016 Proxy Statement 1

ABOUT THE PROXY STATEMENT

How do stockholders vote?

Stockholders may vote at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote by doing one of the following:

● Vote by Mail: You can vote your shares by mail by completing, signing, dating and returning your proxy card in the postage-paid envelope provided.

● Vote by Telephone: You can also vote your shares by calling the number (toll-free in the United States and Canada) indicated on your proxy card at any time and following the recorded instructions.

● Vote via the Internet: You can vote your shares via the Internet by going to the website address for Internet voting indicated on your proxy card and following the steps outlined on the secure website.

If you are a beneficial owner, or you hold your shares in “street name,” please follow the instructions provided by your bank, broker or other holder of record with respect to voting your shares.

If a stockholder gives a proxy, how are the shares voted?

Proxies received by us will be voted at the Annual Meeting in accordance with the instructions given by you on the proxy card that you return or by telephone or Internet.

If you sign and return your proxy card, but do not give voting instructions, your shares will be voted by the persons named as proxies on your proxy card on each matter in accordance with the recommendation of the Board of Directors or, if no recommendation is made by the Board of Directors, in the discretion of the proxies. The proxies named on the proxy card are Fred Kornberg, Chairman, Chief Executive Officer (“CEO”) and President of Comtech and Michael D. Porcelain, Senior Vice President and Chief Financial Officer (“CFO”) of Comtech.

Under the rules that govern brokers and nominees who have record ownership of shares that are held in “street name” for account holders (who are the beneficial owners of the shares), brokers and nominees have the discretion to vote such shares on routine matters, but not on other matters. At the Annual Meeting, only the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2017 (Proposal No. 3) is a matter considered routine under applicable rules. Accordingly, brokers and nominees will not have discretionary authority to vote on the following matters at the Fiscal 2016 Annual Meeting of Stockholders:

•	The election of members to our Board of Directors;

•	The advisory vote on the compensation of Named Executive Officers as disclosed in this Proxy Statement; and

•	The proposed amendment to our 2000 Plan and related items.

If a broker or nominee has not received voting instructions from an account holder and does not have discretionary authority to vote shares on a particular item, a “broker non-vote” occurs.

2016 Proxy Statement 2

ABOUT THE PROXY STATEMENT

It is possible that matters other than those described in this Proxy Statement may be brought before stockholders at the Annual Meeting. If we were not aware of the matter a reasonable time before the mailing of this Proxy Statement, the proxies will vote your shares on the matter as recommended by the Board of Directors or, if no recommendation is given, the proxies will vote your shares in their discretion. In any event, the proxies will comply with the rules of the Securities and Exchange Commission (“SEC”) when acting on your behalf on a discretionary basis. At the date of this Proxy Statement, we had not received any notice regarding any other matter to come before the Annual Meeting.

How are proxies changed or revoked?

You may change any vote by proxy or revoke a proxy before it is exercised by filing with the Secretary of Comtech a notice of revocation, by submitting a duly executed later-dated proxy by mail, telephone or via the Internet, or by attending the Annual Meeting and voting in person by ballot. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy.

What should I do if I receive more than one proxy card?

If you hold your shares in multiple accounts or registrations, or in both registered and street name, you will receive a proxy card for each account. Please execute and return each proxy card or, if you choose to vote by telephone or by Internet, please vote using each proxy you receive. Only your latest dated proxy for each account will be voted.

How many shares are outstanding and what constitutes a quorum?

At the close of business on November 11, 2016 the record date for the Annual Meeting, 23,525,893 shares of Common Stock were outstanding. Stockholders entitled to vote at least a majority of the shares that all stockholders are entitled to vote must be present at the Annual Meeting in person or by proxy to constitute a quorum for the transaction of business. Withheld votes, “abstentions” and broker non-votes count for purposes of determining whether a quorum is present.

What vote is required to approve each item?

Election of Three Directors. The three director nominees will be elected by a plurality of the votes cast. That means that the nominees within each director class receiving the greatest number of “FOR” votes with respect to such director class will be elected as directors, even if the number of votes received is less than a majority of the votes present at the Annual Meeting.

Approval (on an advisory basis) of the Compensation of the Named Executive Officers. In order to be approved on an advisory basis, this proposal must receive the affirmative vote of a majority of the shares voted in person or by proxy.

Ratification of Selection of Accounting Firm. The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2017 will require the affirmative vote of a majority of the shares voted in person or by proxy.

Approval of our Amended 2000 Stock Incentive Plan and Related Items. The approval of our amended 2000 Plan and related items will require the affirmative vote of a majority of votes cast in person or by proxy on the proposal.

Other Matters. Approval of any other matter that comes before the Fiscal 2016 Annual Meeting of Stockholders generally will require the affirmative vote of a majority of the shares voted in person or by proxy although a different number of affirmative votes may be required, depending on the nature of such matter.

2016 Proxy Statement 3

ABOUT THE PROXY STATEMENT

How do withheld votes, abstentions and broker non-votes affect the outcome of a vote?

Withheld votes and broker non-votes with respect to a nominee for election as director will not affect the outcome of the vote.

Abstentions and broker non-votes with respect to any matter for which the vote required is a majority of the votes cast (i.e., the advisory vote on executive compensation, the ratification of Deloitte & Touche LLP and the approval of the amended 2000 Plan) will not affect the outcome of such vote because abstentions and broker non-votes are not considered to be votes cast under our By-Laws or under the laws of the State of Delaware (our state of incorporation). Abstentions and broker non-votes will be considered shares present for purposes of quorum.

What does our Board of Directors recommend?

The Board of Directors unanimously recommends that you vote by proxy as follows:

•	Proposal No. 1 - FOR the election of the three nominees proposed by the Company for election as directors;

•	Proposal No. 2 - FOR the proposal to approve (on an advisory basis) the compensation of Named Executive Officers as disclosed in this Proxy Statement;

•	Proposal No. 3 - FOR the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2017; and

•	Proposal No. 4 - FOR the approval of our amended 2000 Plan and related items.

Other Business and Information

We have enclosed our Annual Report for fiscal 2016 together with this Proxy Statement. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

The Board of Directors does not know of any other matters to be presented at the Fiscal 2016 Annual Meeting of Stockholders. If other matters do come before the Fiscal 2016 Annual Meeting of Stockholders, the persons acting pursuant to the proxy will vote on them in their discretion.

Proxies may be solicited by mail, email, fax, telephone, telegram, and personally by directors, officers and other employees of Comtech who will not receive incremental pay as a result of any potential solicitation. The Company has also engaged Innisfree M&A Incorporated (“Innisfree”) to assist it in connection with soliciting proxies and has agreed to pay Innisfree a fee not to exceed $15,000, plus reimbursement of expenses. The Company has agreed to indemnify Innisfree against certain liabilities relating to or arising out of the engagement.

The Company will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to beneficial owners of shares held of record by such persons and obtain their voting instructions. The Company will reimburse such persons at approved rates for their expenses in connection with the foregoing activities.

The cost of soliciting proxies will be borne by Comtech.

A complete list of stockholders entitled to vote at the Fiscal 2016 Annual Meeting of Stockholders will be available for inspection beginning November 28, 2016 at the Company’s headquarters located at 68 South Service Road, Suite 230, Melville, New York 11747.

2016 Proxy Statement 4

ABOUT THE PROXY STATEMENT

Our Internet website is www.comtechtel.com, and we make available on our website our filings with the SEC including annual reports, quarterly reports, current reports and any amendments to those filings. We also use our website to disseminate other material information to our investors (on the Home Page and in the “Investor Relations” section). Among other things, we post on our website our press releases and information about our public conference calls (including the scheduled dates, times and the methods by which investors and others can listen to those calls), and we make available for replay webcasts of those calls and other presentations.

Since October 2013, we have used the Internet to communicate with investors, including information about our stockholder meetings. Information and updates about our Fiscal 2016 Annual Meeting have been and will continue to be posted on our website at www.comtechtel.com in the "Investor Relations" section. The reference to our website address does not constitute incorporation by reference of any other information contained therein into this Proxy Statement.

The Fiscal 2016 Annual Meeting of Stockholders may be adjourned from time to time without notice other than by announcement at the Annual Meeting.

We have previously adopted a procedure approved by the SEC called “householding.” Under this procedure, unless we have received contrary instructions from a stockholder, we satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to the address of those stockholders. Each stockholder who participates in householding will continue to receive a separate proxy card. This procedure reduces our printing costs and postage fees. If you wish to participate in householding for future Annual Meetings or are currently participating in householding and wish to receive separate copies of the proxy materials for the Fiscal 2016 Annual Meeting of Stockholders or future Annual Meetings, then please contact the Secretary of the Company by writing to 68 South Service Road, Suite 230, Melville, New York 11747 or calling (631) 962-7000. We will promptly deliver separate copies of the proxy materials for the Fiscal 2016 Annual Meeting of Stockholders upon receiving your request.

Other Business

Our Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as known to our Board of Directors, no matters are to be brought before the Annual Meeting, except as specified in the Notice of Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

2016 Proxy Statement 5

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Table of Principal Stockholders

This table provides the number of shares owned by principal stockholders who the Company believes beneficially own more than five percent of our outstanding Common Stock, as of the date stated in the below footnotes.

The information in this table is based upon the latest filings by each principal stockholder of either a Schedule 13D, Schedule 13G or Form 13F as filed by the respective stockholder with the SEC.

We calculate the stockholder’s percentage of the outstanding class assuming the stockholder beneficially owned that number of shares on November 11, 2016.

Unless otherwise indicated, the stockholder had sole voting and sole dispositive power over the shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock Institutional Trust Company, N.A. (1) 400 Howard Street San Francisco, CA 94105-2618	2,225,802	9.5%
The Vanguard Group, Inc. (2) 100 Vanguard Boulevard Malvern, PA 19355-2331	1,843,746	7.8%
Dimensional Fund Advisors, L.P. (3) 6300 Bee Cave Road, Building 1 Austin, TX 78746-5833	1,371,561	5.8%

(1)	The information is based on a Form 13F filed by BlackRock Institutional Trust Company, N.A. with the SEC, reporting beneficial ownership as of September 30, 2016.

(2)	The information is based on a Form 13F filed by The Vanguard Group, Inc. with the SEC, reporting beneficial ownership as of September 30, 2016.

(3)	The information is based on a Form 13F filed by Dimensional Fund Advisors, L.P. with the SEC, reporting beneficial ownership as of September 30, 2016.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of our Common Stock, if any, to file with the SEC reports of ownership, and reports of changes in ownership, of our equity securities. Such persons must furnish copies of all such reports that they file to us. Based solely on a review of such reports and written representations of our directors and executive officers, we are not aware that any such person failed to timely file such reports during fiscal 2016.

2016 Proxy Statement 6

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Table of Shares Beneficially Owned by Directors and Named
Executive Officers

The table below shows the beneficial ownership of our Common Stock of each of our directors, Chief Executive Officer, Chief Financial Officer, and the three other highest paid executive officers (collectively, the “Named Executive Officers” or “NEOs”) and all current directors and executive officers as a group, as of November 11, 2016.

Unless otherwise indicated, our directors and executive officers had sole voting and sole dispositive power over their shares.

Name	(1) Shares Beneficially Owned on November 11, 2016	Percent of Class

Non-employee Directors (listed alphabetically):
Edwin Kantor	21,792	*
Ira S. Kaplan	14,042	*
Robert G. Paul	23,190	*
Dr. Yacov A. Shamash	-	*
Lawrence J. Waldman	3,473	*

Named Executive Officers (listed alphabetically):
John Branscum, Jr.	107,362	*
Richard L. Burt	232,441	1.0%
Fred Kornberg	860,035	3.6%
Michael D. Porcelain	263,614	1.1%
Dr. Stanton D. Sloane	12,114	*
All current directors, NEOs, and other executive officers as a group (11 persons)	1,541,074	6.4%
_____________________
* Less than one percent

(1)
Includes: (i) 2,687 stock units held by Mr. Paul, (ii) 3,167 restricted stock units held by Mr. Kantor, 6,283 restricted stock units held by Mr. Kaplan, and 6,680 restricted stock units held by Mr. Paul (iii) 9,948 performance shares held by Mr. Kornberg and 7,254 performance shares held by Dr. Sloane, (iv) 5,072 share units held by Mr. Porcelain, and (v) the following shares of our Common Stock underlying stock options with respect to which such persons have the right to acquire beneficial ownership within 60 days from November 11, 2016: Mr. Kantor 11,250 shares; Mr. Kaplan 3,750 shares; Mr. Paul 1,875 shares; Mr. Burt 55,400 shares, Mr. Kornberg 377,600 shares; Mr. Porcelain 178,950 shares; Mr. Waldman 3,473 shares; Mr. Branscum 82,100 shares and all current directors, NEOs and other executive officers as a group 714,398 shares. The amount of shares reported for Dr. Sloane excludes performance shares for which our Board has not yet determined whether the performance conditions have been satisfied, but to the extent our Board determines that the performance conditions have been satisfied, Dr. Sloane will receive up to 20,364 additional shares within 60 days from November 11, 2016. We calculated the percentage of the outstanding class beneficially owned by each person and by the group treating their shares subject to this right to acquire within 60 days as outstanding.

2016 Proxy Statement 7

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

Name	Principal Occupation	Age	For Term Expiring In	Served As Director Since

Directors nominated for election at Fiscal 2016 Annual Meeting:
Fred Kornberg	Chairman, President and Chief Executive Officer of Comtech	80	2019	1971
Edwin Kantor	Chairman of S2K Partners LLC	84	2019	2001
Dr. Yacov A. Shamash	Vice President of Economic Development at Stony Brook University	66	2017	2016

Continuing Directors (in order of expiration of current term):
Ira S. Kaplan	Private Investor	80	2017	2002
Robert G. Paul	Private Investor	74	2018	2007
Lawrence J. Waldman	Managing Director at First Long Island Investors, LLC	70	2018	2015

Other Executive Officers (listed alphabetically):
John Branscum, Jr.	Senior Vice President; President of Comtech EF Data Corp. and Xicom Technology, Inc.	57	-	-
Richard L. Burt	Senior Vice President of Comtech; President of Comtech Systems, Inc.	75	-	-
Michael D. Porcelain	Senior Vice President; Chief Financial Officer of Comtech	47	-	-

Our Nominees’ Biographies and Director Qualifications

Fred Kornberg (Chairman, Chief Executive Officer and President)

Biography

Mr. Kornberg is CEO and President as well as Chairman of Comtech's Board of Directors. From January 2015 to January 2016, he served as Comtech’s Executive Chairman, and from January 2016 until September 2016, as Chairman. He was previously CEO and President of Comtech from 1976 to 2015.

Director Qualifications

Mr. Kornberg brings to his director role deep knowledge of the Company’s history, strategies, technologies and culture. His experience leading the Company’s management and the depth of his knowledge of our business enable him to provide valuable leadership on complex business matters that we face on an ongoing basis. Mr. Kornberg has been the driving force behind the Company’s continuous efforts in technological innovation and operational excellence to achieve market leadership and generate long-term stockholder value. Mr. Kornberg has been a director of Comtech since 1971 and is currently a member of the Executive Committee of the Board of Directors.

2016 Proxy Statement 8

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Edwin Kantor (Lead Independent Director)

Biography

Mr. Kantor has been a director of Comtech since 2001 and Lead Independent Director commencing in 2011. He currently serves as Chairman of S2K Partners LLC, a Private Equity Firm. Previously he was Vice Chairman of Investment Banking with Cantor Fitzgerald & Co. from 2009 to 2012 and was Chairman of BK Financial Services LLP from 2002 to 2009. He served as Co-Chief Executive Officer of TPB Financial Services and was Co-Chairman and Co-Chief Executive Officer of HCFP/Brenner Securities from 1999 to 2001. He was Vice Chairman of Barington Capital Group from 1993 to 1999. Prior to joining Barington, Mr. Kantor spent 37 years in the securities industry with Drexel Burnham Lambert and its predecessor firms, where he held various positions, including serving as the firm's Vice Chairman.

Director Qualifications

Mr. Kantor brings his distinguished career in the financial services industry and a deep understanding of the public capital markets to his director role. His background and acumen enable him to make a valuable contribution to the Board’s oversight of Comtech’s capital structure and finances. As the former Vice Chairman of Investment Banking with Cantor Fitzgerald & Co. and current Chairman of S2K Partners LLC, Mr. Kantor brings to us emerging and evolving knowledge related to strategic planning, capital raising, mergers and acquisitions and economic analysis.

Mr. Kantor meets the independence guidelines established by the Board of Directors and the applicable NASDAQ listing standards, and currently is a member of the following Committees of the Board of Directors:

•	Nominating and Governance Committee;

•	Executive Compensation Committee; and

•	Executive Committee

Dr. Yacov A. Shamash

Biography

Dr. Yacov A. Shamash has been a director of Comtech since October 2016. He currently serves as Vice President of Economic Development at Stony Brook University where he was the founder of the New York State Center for Excellence in Wireless and Information Technology and previously served as the Dean of Engineering and Applied Sciences and as Dean of the Harriman School for Management and Policy. Prior to joining Stony Brook University, Dr. Shamash developed and directed the National Science Foundation Industry/University Cooperative Research Center for the Design of Analog/Digital Integrated Circuits and also served as Chairman of the Electrical and Computer Engineering Department at Washington State University. He also serves on the Board of Directors of KeyTronic Corp. and Applied DNA Sciences, Inc. Dr. Shamash holds a Ph.D. degree in Electrical Engineering from Imperial College of Science and Technology in London, England.

Director Qualifications

With an extensive background in wireless and information technologies, Dr. Shamash brings to our Board an expansive view of those rapidly evolving areas and the potential commercial opportunities for Comtech in that space.

Dr. Shamash meets the independence guidelines established by the Board of Directors and the applicable NASDAQ listing standards, and currently is a member of the following Committee of the Board of Directors:

•	Executive Compensation Committee

2016 Proxy Statement 9

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Continuing Directors’ Biographies and Director Qualifications

Ira S. Kaplan

Biography

Mr. Kaplan has been a director of Comtech since 2002 and is currently a private investor. Mr. Kaplan was President and Chief Operating Officer (“COO”) of EDO Corporation from 1998 to 2000 and, following the merger of EDO Corporation with AIL Technologies Inc., Mr. Kaplan served as the Executive Vice President and COO of the combined companies with responsibility to manage the integration of the companies. Mr. Kaplan held that position until his retirement in 2001. EDO Corporation was a supplier of sophisticated, highly engineered products and systems for defense, aerospace and industrial applications. EDO was purchased by ITT, and the operations that Mr. Kaplan oversaw were spun-off as part of a publicly-traded company that was called Exelis, which was subsequently purchased by Harris Corporation.

Director Qualifications

With more than 40 years of experience, including holding senior executive positions at a similar company, Mr. Kaplan brings valuable experience arising from his deep understanding of the defense and communications industries and provides perspective on the Company’s business opportunities, supply chain and general management matters. Mr. Kaplan meets the independence guidelines established by the Board of Directors and the applicable NASDAQ listing standards, and currently is a member of the following Committees of the Board of Directors:

•	Audit Committee;

•	Executive Compensation Committee (Chairman); and

•	Nominating and Governance Committee

Robert G. Paul

Biography

Mr. Paul has been a director of Comtech since March 2007. He currently serves on the board of directors of Kemet Corporation, and previously served on the boards of directors of Rogers Corporation and Andrew Corporation. He was the Group President, Base Station Subsystems, for Andrew Corporation from 2003 to 2004. Mr. Paul was the President and Chief Executive Officer of Allen Telecom Inc. from 1989 to 2003. He also served in various other capacities at Allen Telecom, which he joined in 1970, including Chief Financial Officer.

Director Qualifications

Mr. Paul has significant experience leading a multinational public corporation whose performance, like Comtech’s, is largely driven by technological innovation and product research and development. Those leadership experiences and his service as a director of other public companies are significant assets to the Company.

Mr. Paul meets the independence guidelines established by the Board of Directors and the applicable NASDAQ listing standards, qualifies as an audit committee financial expert as defined by SEC rules, and currently is a member of the following Committees of the Board of Directors:

•	Audit Committee; and

•	Nominating and Governance Committee (Chairman)

2016 Proxy Statement 10

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Lawrence J. Waldman

Biography

Mr. Waldman has been a director of Comtech since August 2015. He serves as a member of the board of directors and Lead Independent Director of Bovie Medical Corporation, and as chair of its audit committee. He is also a member of the boards of directors of CVD Equipment Corp and Northstar/RXR Metro Income, Inc., an SEC registered non-traded real estate investment trust and as a member of its audit committee. Mr. Waldman currently serves as Managing Director at First Long Island Investors, LLC and was previously an Advisor to the accounting firm of EisnerAmper LLP following his role as Partner-in-Charge of Commercial Audit Practice Development for Long Island. Prior to joining EisnerAmper LLP, Mr. Waldman was the Partner-in-Charge of Commercial Audit Practice Development for Holtz Rubenstein Reminick, LLP from July 2006 to August 2011. Mr. Waldman was the Managing Partner of the Long Island office of KPMG LLP from 1994 through 2006, the accounting firm where he began his career in 1972.

Mr. Waldman is currently Chairman of the board of directors of the Long Island Association, a member of the boards of directors of the Long Island Angel Network and the Advanced Energy Research Center at Stony Brook University, and a member of the Dean's Advisory Board of the Hofstra University Frank G. Zarb School of Business. Mr. Waldman serves as a member of the State University of New York's Board of Trustees and as chair of its audit committee. He also serves as the Chairman of the Supervisory Committee of Bethpage Federal Credit Union. Mr. Waldman previously served as the Chairman of the Board of Trustees of the Long Island Power Authority (LIPA) and as chair and a member of its finance and audit committee.

Mr. Waldman is a certified public accountant in New York State. He is a member of the American Institute of Certified Public Accountants and the New York State Society of CPAs. Mr. Waldman holds a Bachelor of Science and a Master of Business Administration from Hofstra University in Hempstead, New York, where he is also an adjunct professor.

Director Qualifications

Mr. Waldman has significant experience leading public accounting firms, and his extensive experience as a member of a variety of business, industry and civic boards allows him to bring a diverse perspective to our Board.

Mr. Waldman meets the independence guidelines established by the Board of Directors and the applicable NASDAQ listing standards, qualifies as an audit committee financial expert as defined by SEC rules, and currently is a member of the following Committees of the Board of Directors:

•	Audit Committee (Chairman); and

•	Executive Compensation Committee

Our Other Current Executive Officers (listed in alphabetical order)

John Branscum, Jr.

Biography

Mr. Branscum has been Senior Vice President of Comtech and President of Comtech EF Data Corp. since 2015. He also holds the post of President of Comtech Xicom Technology, Inc. which he has held since May 2009. He joined the company in 1999 and has held various positions within the Company including Vice President of Operations and Director of Business Development. Mr. Branscum has more than 25 years in the High Power Microwave Amplifier industry, having held Engineering and Operations management positions at Communications and Power Industries, Litton Industries, and Varian Associates prior to joining Comtech Xicom. Mr. Branscum has both a BA and an MA degree in Physics from Dartmouth College.

2016 Proxy Statement 11

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Richard L. Burt

Biography

Mr. Burt has been Senior Vice President of Comtech since 1998 and had been a Vice President since 1992. He has been President of Command and Control Technologies since 2016, President of Comtech Systems, Inc. since 1989 and Vice President since its founding in 1984. Mr. Burt first joined Comtech in 1979. Prior to joining Comtech, Mr. Burt held roles at Westinghouse, Page Communications, Radio Engineering Laboratories and Rockwell International.

Michael D. Porcelain

Biography

Mr. Porcelain has been Senior Vice President and Chief Financial Officer of Comtech since March 2006 and was previously Vice President of Finance and Internal Audit of Comtech from 2002 to March 2006. Prior to joining Comtech, Mr. Porcelain was Director of Corporate Profit and Business Planning for Symbol Technologies, a mobile wireless information solutions company, where he was employed from 1998 to 2002. Previously, he spent five years in public accounting holding various positions, including Manager in the Transaction Advisory Services Group of PricewaterhouseCoopers. Since 1998, he has owned and operated The Independent Adviser Corporation, a privately held company which holds the rights to use certain intellectual properties and trademarks (including various Internet websites) related to the financial planning and advisory industry. Mr. Porcelain is an Adjunct Professor at St. John’s University located in New York where he teaches graduate level accounting courses.

The Board’s Oversight Role

Our Board of Directors oversees the management of our business, in accordance with Delaware General Corporation Law and our Certificate of Incorporation and By-Laws. Members of our Board of Directors are kept informed of our business through discussions with our CEO and other officers, by reviewing materials provided to them, and by participating in regular and special meetings of our Board of Directors and its committees. The Board and its committees also confer, as needed, with independent financial, executive compensation and other advisors. In addition, to promote open discussion among our non-employee directors, those directors meet in scheduled executive sessions without the participation of any member of management, including our CEO.

Our Governance Policies and Guidelines

Our Board of Directors has adopted Corporate Governance Policies and Guidelines. These policies and guidelines, in conjunction with the Company’s Certificate of Incorporation and By-Laws, and the charters of the committees of the Board of Directors, form the framework for the governance of the Company.

The following is a summary of the key components of our Corporate Governance Policies and Guidelines (which can be found at our web site at http://www.comtechtel.com/directors.cfm):

•	Directors should have high professional and personal ethics and values, and should have experience in areas of particular significance to the long-term creation of stockholder value.

•	Directors must have sufficient time to carry out their duties and limit their service on public company boards to no more than five (inclusive of the Company).

•
Each member of our Board of Directors must at all times exhibit high standards of integrity and ethical behavior and adhere to our Standards of Business Conduct. We require directors as well as employees to certify in writing on an annual basis that they have read and will abide by such standards. In addition, Directors must avoid any conflict between their own interests and the interests of the Company in dealing with suppliers, customers, and other third parties, and in the conduct of their personal affairs.

2016 Proxy Statement 12

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

•	Unless requested by the Board of Directors to remain, an employee director is expected to resign from the Board of Directors at the time employment terminates.

•	The Board of Directors shall hold executive sessions of independent directors as necessary, but at least once a year.

•
The Board of Directors shall regularly consider succession plans addressing the potential resignation or unavailability of our CEO, and shall regularly consider and discuss with our CEO his plans addressing the potential resignation or unavailability of the executive officers reporting to our CEO. These plans are discussed by the Board of Directors at least annually.

•
Directors are encouraged to talk directly to any member of management regarding any questions or concerns the directors may have. Members of senior management, as appropriate, can attend Board meetings, if invited.

•
The Board of Directors and each committee of the Board have the authority to retain and discharge independent advisors as the Board of Directors and any such committee deems necessary, including the sole authority to approve the advisors’ fees.

•	The Board of Directors and each committee conducts a self-evaluation annually. The Nominating and Governance Committee oversees each such annual self-evaluation.

•
Non-employee directors are required to hold an equity ownership interest in Company stock with a market value of at least six times their respective annual cash retainer. Our CEO is required to hold an equity ownership interest in Company stock with a market value of at least six times his annual base salary. All other executive officers are required to hold an equity ownership interest of at least 20,000 shares or shares with a market value of at least two times their respective annual base salary, whichever is less. Until applicable equity ownership interest guidelines are met, non-employee directors and executive officers are required to hold any shares received from the exercise of stock options or the delivery of shares pursuant to a restricted stock-based award or similar awards issued in fiscal 2011 or later, less the number of shares used for the payment of any related exercise price and applicable taxes.

•	The Nominating and Governance Committee of the Board of Directors maintains guidelines for the review, approval or ratification and disclosure of “related person transactions” as defined by SEC rules.

•	The Chairperson of the Nominating and Governance Committee (and if different, our Lead Independent Director) shall receive copies of stockholder communications directed to non-management directors.

Independent Directors

Our Board of Directors has a long-standing commitment to sound and effective corporate governance, the foundation of which is our Board’s policy that a substantial majority of our directors should be independent. We have only one director who is an employee of the Company (our Chairman of the Board, Mr. Fred Kornberg, who is also our CEO).

Our Board of Directors has determined that each of our five other directors has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each otherwise meets the independence requirements of the NASDAQ Stock Market (“NASDAQ”).

Executive sessions of the independent directors occur without the presence of the CEO. The Board believes that executive sessions of the independent directors and the existence of a Lead Independent Director play important roles in the governance structure of Comtech.

In fiscal 2016, the independent directors held seven executive sessions. These sessions included discussion on a wide range of strategic matters.

2016 Proxy Statement 13

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Leadership Structure

The Chairman of the Board is Fred Kornberg. As CEO, Mr. Kornberg is responsible for general oversight of our businesses and the various executive management teams that are responsible for our day-to-day operations, and he is accountable directly to the full Board of Directors. As Chairman, Mr. Kornberg’s in-depth knowledge of our Company’s strategic priorities and operations enables him to facilitate effective communication between management and the Board and see to it that key issues and recommendations are brought to the attention of the Board. Our Board believes that, in light of our two complementary business segments, this streamlined leadership structure is currently appropriate for our Company as it enhances the ability of our business segments to operate flexibly to maximize responsiveness to our customers.

Edwin Kantor serves as our Lead Independent Director. As Lead Independent Director, Mr. Kantor presides at meetings of the Board in the absence, or upon the request, of the CEO: presides at executive sessions of the independent directors with authority to call additional executive sessions or meetings of the independent directors (and communicating with our CEO, as appropriate, concerning matters arising from such executive sessions); approves Board meeting dates and agendas, as well as certain information packages provided to directors, and in consultation with the CEO, recommends matters for the Board to consider; serves as a liaison between independent directors and the members of senior management; and evaluates, along with the members of the Executive Compensation Committee of the Board, the performance of the Company’s CEO.

We believe our overall Board leadership structure allows the Board to appropriately perform its oversight functions.

Risk Management, Environmental Compliance and Workplace Safety

In connection with its oversight responsibilities, the Board of Directors has established certain committees, including the Audit Committee, Nominating and Governance Committee and Executive Compensation Committee, which periodically assess the various significant risks that we face. These risks include financial, technological, competitive, operational and compensation-related risks. Any such risk oversight that is not specifically assigned to a Committee comes within the purview of the Audit Committee. The Board (and its various Committees) administers its risk oversight responsibilities through our CEO and our CFO who, together with our other NEOs and other management of the Company’s operating subsidiaries, review and assess the operations of the businesses as well as management's identification, assessment and mitigation of the material risks affecting our operations. The Board (and its various Committees) also periodically engages outside advisors who help assess risk.

Given social trends and global initiatives to both monitor and reduce a company’s impact on the environment and to ensure workplace safety, our Board of Directors is fully committed to a policy of compliance with all such applicable rules and regulations. To that end, our Board will periodically assess the need for the establishment of other Board level committees. We believe we have a successful track record of maintaining compliance with the various global environmental standards and initiatives that are applicable to our business segments.

Committees of the Board of Directors

Nominating and Governance
The Nominating and Governance Committee is responsible for, among other things, identifying and evaluating candidates for election as members of our Board of Directors and reviewing matters concerning corporate governance policy, including responding to any stockholder concerns about corporate governance, Board of Directors and committee self-evaluations, and any related-party transactions.

2016 Proxy Statement 14

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

In seeking and evaluating prospective members of our Board of Directors, our Nominating and Governance Committee considers the nature and scope of our business activities, and the capacity of our Board of Directors to provide oversight and positive contributions in areas of particular significance to the long-term creation of stockholder value. Areas of experience and capability that our Nominating and Governance Committee particularly believes should be represented on our Board of Directors include operational, accounting and finance, and technology experience related to our business.

The Nominating and Governance Committee identifies nominees first by evaluating the current members of the Board of Directors willing to continue in service. If any member of the Board does not wish to continue in service, or if the Nominating and Governance Committee or the Board of Directors decides not to re-nominate a member for re-election, the Nominating and Governance Committee will identify the required skills, background and experience of a new nominee, taking into account prevailing business conditions, and will source relevant candidates and present candidates to the Board of Directors. In connection with the identification of possible new directors, the Nominating and Governance Committee seeks diversity of professional experience, education, skill, gender, race, ethnic or national origin, age and other qualities and attributes as compared to the current Board members. These factors are important as a diverse Board can provide different perspectives to Board discussions and decisions.

In evaluating director candidates, the Nominating and Governance Committee generally considers the following factors:

•	our needs with respect to the particular competencies and experience of our directors;

•
the knowledge, skills and background of candidates, in light of prevailing business conditions and the knowledge, skills, background and experience already possessed by other members of our Board of Directors;

•	familiarity with our business and businesses similar or analogous to ours; and

•	financial acumen and corporate governance experience.

Our Nominating and Governance Committee also believes that individual candidates should also demonstrate high levels of commitment, adequate availability to actively participate in our Board of Directors’ affairs, and high levels of integrity and sensitivity to current business and corporate governance trends. Before recommending a candidate to our Board of Directors, all members of our Nominating and Governance Committee will participate in interviews with the candidate and our Nominating and Governance Committee will seek to arrange meetings between the candidate and other members of our Board of Directors. Candidates are typically identified by our Board of Directors, including with the assistance of a global search firm experienced in director candidate searches. Our Nominating and Governance Committee will consider individuals recommended by stockholders. A stockholder who wishes to recommend a candidate for consideration by the Nominating and Governance Committee should do so in writing addressed to the Nominating and Governance Committee Chairman at Comtech Telecommunications Corp., 68 South Service Road, Suite 230, Melville, NY 11747. Candidates recommended by stockholders will be considered according to the same standards of perceived Comtech need and potential individual contribution as are applied to candidates from other sources.

In connection with our Board of Directors' decision to add a new Board member in fiscal 2017, the Nominating and Governance Committee met with certain Board member candidates. After considering diversity of professional experience, education, skill, gender, race, ethnic or national origin, age and other qualities and attributes as compared to the current Board members, in October 2016 the Nominating and Governance Committee recommended the election of Dr. Yacov A. Shamash, and the Board of Directors unanimously elected Dr. Shamash as Director. Dr. Shamash was recommended to the Nominating and Governance Committee as a Board member candidate by Lawrence J. Waldman. Dr. Shamash has been nominated for re-election at the fiscal 2016 annual meeting of stockholders.

2016 Proxy Statement 15

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our Board of Directors has determined that each member of our Nominating and Governance Committee meets the independence requirements of NASDAQ. Our Nominating and Governance Committee’s Charter and our Corporate Governance Policy and Guidelines are available on our website at www.comtechtel.com, under the link for “Board of Directors” in the “Investor Relations” section.

During fiscal 2016, our Nominating and Governance Committee held three meetings.

Audit
Our Audit Committee functions include engaging our independent registered public accounting firm; directing, as necessary, investigations into accounting, finance and internal control matters; reviewing the plan and results of audits with our independent registered public accounting firm; overseeing our internal audit function; reviewing with management our internal accounting controls, engaging and discharging our independent registered public accounting firm, and approving services to be performed by such firm and related fees.

Our Board of Directors has determined that all members of our Audit Committee are qualified to be members of the Committee in accordance with NASDAQ requirements and meet the independence criteria set forth in the rules of the SEC. Our Board of Directors has determined that each of Messrs. Paul and Waldman qualifies as “audit committee financial experts,” as defined by SEC rules, based on their education, background and experience.

Our Audit Committee’s Charter is available on our website at www.comtechtel.com under the link for “Board of Directors” in the “Investor Relations” section. During fiscal 2016, our Audit Committee held six meetings.

Executive Compensation
Our Executive Compensation Committee (referred to throughout this proxy by name or by “ECC”) of our Board of Directors considers and authorizes remuneration arrangements for our executive officers. The ECC also constitutes our Stock Option Committee which administers our stock incentive plan. The ECC determines the terms of performance-based awards for our executive officers, and negotiates the terms of any employment-related agreements with our executive officers. In addition, the ECC monitors the aggregate share usage under our stock incentive programs and potential dilution of the equity-based programs, except with respect to the application of our Company’s 2000 Stock Incentive Plan to non-employee directors.

From time to time, the ECC retains executive compensation consulting firms to advise and assist it with respect to certain executive compensation matters. During fiscal 2016, the ECC engaged Arthur J. Gallagher & Co. (“Gallagher & Co.”), an independent executive compensation consulting firm. The ECC has the sole authority to set Gallagher & Co.’s compensation and/or to terminate the services of Gallagher & Co. Gallagher & Co. provides no other services to Comtech, other than those relating to executive and director compensation. The ECC has determined that Gallagher & Co. has no conflict of interest and is independent in its role as compensation consultant to the ECC.

The ECC often requests our CEO and CFO to be present at meetings where executive compensation and corporate and individual performance are discussed and evaluated by the ECC or the Board of Directors. At these meetings and at other times, these executives provide insight, suggestions and recommendations, as requested by the ECC, regarding executive compensation matters. The ECC also meets with our CEO to discuss his respective compensation packages, and his recommendations for other executives. Ultimately, decisions regarding compensation for our NEOs are made by the ECC.

Only ECC members are allowed to vote on decisions made regarding executive compensation, and these votes generally take place during the “executive session” portion of the ECC meetings, when members of management are not present.

Our Board of Directors has determined that each member of the ECC meets the independence requirements of NASDAQ. The ECC’s Charter is available on our website at www.comtechtel.com under the link for “Board of Directors” in the “Investor Relations” section.

The ECC held five meetings during the past fiscal year.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Executive
Except as limited by law, our Executive Committee has the authority to act upon all matters requiring Board of Directors approval. In practice, our Executive Committee has been tasked, when necessary, with finalizing the logistics and administrative tasks associated with decisions that have been vetted by the full Board of Directors. During fiscal 2016, the Executive Committee did not hold any meetings.

Attendance

Our Board of Directors has adopted a policy which encourages directors, if practicable and time permitting, to attend our annual meetings of stockholders, either in person, by telephone or by other similar means of live communications (including video conference or webcast). All incumbent directors, who were serving as directors at the time, attended our Fiscal 2015 Annual Meeting of Stockholders in person.

Our Board of Directors held nineteen meetings during fiscal 2016, including regularly scheduled and special meetings.

During fiscal 2016, all of our incumbent directors attended more than 96% of the meetings held by the Board of Directors, and all committees on which they served.

Communications with Our Board of Directors

Stockholders may communicate with our Board of Directors, our Lead Independent Director or any other individual director by writing to us at Comtech Telecommunications Corp., Attention: Corporate Secretary, 68 South Service Road, Suite 230, Melville, NY 11747.

Code of Ethics

We have adopted a written Standards of Business Conduct that applies to our Board of Directors, principal executive officer, principal financial officer, principal accounting officer, controller and to all of our other employees. These standards are a guide to help ensure compliance with our high ethical standards. A copy of the Standards of Business Conduct is maintained on our website at www.comtechtel.com, under the link “Investor Relations.”

We intend to post on our website, as required, any amendment to, or waiver from, any provision in our Standards of Business Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and that relates to any element of the standards enumerated in the rules of the SEC.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Compensation
Table of Director Compensation for Fiscal 2016

Name	Fees Earned or Paid in Cash (1)	Option Awards (2)	Stock Awards (3)	All Other Compensation	Total
Edwin Kantor	$65,000	-	$119,994	-	$184,994
Ira S. Kaplan	60,000	-	119,994	-	179,994
Robert G. Paul	58,859	-	119,994	-	178,852
Lawrence J. Waldman	38,315	$60,977	119,994	-	219,286
Richard L. Goldberg (4)	30,340	-	-	-	30,340

(1)
Fred Kornberg, our Chairman, CEO & President is not included in this table because he receives no separate compensation for his services as director. Dr.Stanton D. Sloane, our former director, CEO & President, is not included in this table because he received no separate compensation for his services as director. Dr. Yacov A. Shamash is not included in this table because he became a director in October 2016, after fiscal 2016.

(2)
The amount in this column reflects Mr. Waldman's pro-rata annual non-employee director equity award, granted upon his becoming a director in August 2015. Mr. Waldman received 13,890 stock options with an exercise price of $26.68 upon joining the Comtech Board of Directors on August 31, 2015. Assumptions used in the calculation of these amounts are those discussed in Note 11 to our audited consolidated financial statements for the fiscal year ended July 31, 2016, included in our Annual Report on Form 10-K, filed with the SEC on October 6, 2016. At July 31, 2016, non-employee directors held outstanding stock options as follows: Mr. Kantor, 30,000; Mr. Kaplan, 15,000; Mr. Paul, 7,500; and Mr. Waldman, 13,890.

(3)
The amounts in this column represent the aggregate grant date fair value, calculated in accordance with SEC rules, of restricted stock units and restricted stock granted on August 9, 2016 (i.e., shortly after fiscal 2016). At that date, Messrs. Kantor, Kaplan and Waldman each received 9,125 restricted stock units, each with a fair value of $13.15. Pursuant to his election, Mr. Paul received 8,869 shares of restricted stock and 256 restricted stock units, each with a fair value of $13.15 At July 31, 2016, Mr. Kaplan held 1,040 unvested restricted stock units and Mr. Paul held 2,628 unvested restricted stock units.

(4)	On November 19, 2015, Mr. Goldberg submitted his resignation as Director effective on such date.

In fiscal 2016, each non-employee director received an annualized cash retainer of $50,000. Mr. Paul, as the Chairman of the Nominating and Governance Committee, received a pro-rata additional annual retainer of $1,250, Mr. Kantor, as the Lead Independent Director, received an additional annual retainer of $15,000, Mr. Kaplan, as the Chairman of the Executive Compensation Committee, received an additional annual retainer of $10,000, Mr. Paul, as the previous Chairman of the Audit Committee, received a pro-rata additional annual retainer of $7,609, Mr. Waldman as the Chairman of the Audit Committee, received a pro-rata additional annual retainer of $4,891, and Mr. Goldberg, who resigned on November 19, 2015, received a pro-rata annualized cash retainer of $30,340. Directors may elect to receive fully-vested stock units in lieu of cash retainer amounts. Each director serving at fiscal year-end also received an equity award, granted shortly after fiscal year-end, valued at approximately $120,000. Mr. Waldman also received an equity award, in the form of an option grant, upon commencing service as a director. No meeting fees are paid. Directors are reimbursed reasonable expenses for attending meetings.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

For fiscal 2017, fees for service as a director are currently as follows:

Director’s Annual Retainer	$50,000
Lead Independent Director Retainer	15,000
Committee Chair Fees
Audit Committee	$12,500
Executive Compensation Committee	10,000
Nominating and Governance Committee	5,000

The value of the annual equity award to each director will be determined near the end of the fiscal year. For fiscal 2016, the equity award value was $120,000.

Restricted stock units and restricted stock granted to non-employee directors have a vesting period of three years, with 25% of such award vesting on each of the first and second anniversaries of grant, and 50% vesting on the third anniversary of grant subject to accelerated vesting upon death of the director or a change-in-control of the Company. Restricted stock units are convertible into shares of Common Stock on a one-for-one basis, generally at the time of termination of service as a director, or earlier in certain circumstances. Under our 2000 Stock Incentive Plan, the exercise price of all non-employee director stock options is equal to the fair market value of our Common Stock on the date of grant. Stock options granted to non-employee directors expire five years after the date of grant, and become exercisable as to 25% of the underlying shares on each of the first and second anniversaries of the date of grant and as to the remaining 50% of the underlying shares on the third anniversary of the date of grant, subject to accelerated vesting upon death of the director or a change-in-control of the Company.

Compensation Discussion and Analysis

The ECC determines the compensation of all of our executive officers. This compensation discussion and analysis (“CD&A”) focuses on our Named Executive Officers (“NEOs”) and should be read in conjunction with the “Summary Compensation Table” and other compensation tables in this Proxy Statement.

Overview

In recent years, the ECC has made important modifications and enhancements to our executive compensation program including: (i) establishing total direct compensation targets for each NEO, (ii) establishing annual non-equity incentive award opportunities based on targeted dollar amounts for each NEO (previously, these opportunities were calculated based on a percentage of pre-tax profit), (iii) significantly reducing the maximum annual non-equity incentive payout opportunity for all of our NEOs, (iv) introducing long-term performance shares (commonly referred to as performance-based restricted stock units) with challenging three-year performance goals for Adjusted EBITDA and revenue, (v) eliminating all remaining Internal Revenue Code Section 280G tax “gross-up” entitlements for our NEOs, (vi), adopting a diluted earnings per share (“EPS”) performance metric for NEOs with company-wide responsibilities, (vii) requiring that a minimum of 70% of a given financial goal, provided for in our annual non-equity incentive awards, be met before any payout may be made in respect of that goal, (viii) adopting mandatory equity ownership interest guidelines for both NEOs and non-employee directors, and (ix) issuing restricted stock units (with some of them having performance conditions) as a component of annual equity awards for our NEOs in contrast to our historical practice of solely awarding stock options. In deciding on these modifications and enhancements, the ECC considered stockholder feedback, including that a greater portion of compensation paid to or earnable by our NEOs be in the form of variable compensation that is tied to our financial performance.

2016 Proxy Statement 19

COMPENSATION DISCUSSION AND ANALYSIS

The ECC believes that these modifications and enhancements to our executive compensation program in recent years were appropriate and have played an important role in further incentivizing our NEOs to guide our company to success. The ECC also believes that our NEOs' skills and experience are critical and will drive long-term total stockholder returns. Since we began implementing these changes, our stockholders have in the past three years supported our say-on-pay proposals by votes that exceeded 95%, a strong endorsement of our revised executive compensation program.

The ECC believes that our executive compensation program is designed to produce long-term business success and is based on a pay-for-performance philosophy.

In determining financial and personal performance goals and award opportunities at the beginning of fiscal 2016, the ECC established targets intended to motivate our executive officers to achieve strong results and, for some metrics, year-over-year financial growth despite difficult global business conditions that our NEOs were facing. As such, the established fiscal 2016 non-equity incentive plan performance goals were deemed challenging and, to some extent constituting, “stretch” goals at target.

During fiscal 2016, we negotiated and completed the acquisition of TeleCommunication Systems, Inc. (“TCS”). By most measures, the TCS acquisition approximately doubled the size of Comtech. By combining the strengths of Comtech and TCS, we believe Comtech is well positioned for the future as a leader in a number of telecommunications equipment markets, with a number of new product and services offerings made possible by the merger. For fiscal 2016, however, the completion of the acquisition mid-year and the expenses incurred in completing the acquisition make comparisons of fiscal 2016 to fiscal 2015 relatively uninformative.

During fiscal 2016, our business, including the newly acquired TCS business, continued to face difficult economic conditions in some of our major markets. Global oil prices remained at very depressed levels, following the precipitous decline in 2014 - 2015. As a result, many oil-producing customers and certain related businesses experienced dramatic reductions in revenue, and slashed their own spending in response. In addition, many of our international customers were negatively impacted by the continuing strength of the U.S. dollar, the currency in which virtually all of our sales are denominated. The stronger U.S. dollar lowered the purchasing power of many of our international customers. Our government customers have faced budget constraints that have impacted sales of some of our products and services.

Fiscal 2016 results included the following:

•
Revenues in fiscal 2016 increased to $411.0 million, up from $307.3 million in fiscal 2015, of which $151.4 million were incremental sales resulting from the TCS acquisition, partially offset by lower sales of legacy Comtech products;

•	Fiscal 2016 bookings were $451.3 million, a book-to-bill ratio (bookings divided by net sales) for the year of 1.10;

•
Operating loss for fiscal 2016 was $0.6 million, compared to operating income of $34.1 million in fiscal 2015. Fiscal 2016 results included $21.3 million of pre-tax acquisition expenses, almost all of which relate to the acquisition of TCS. Excluding these expenses, operating income for fiscal 2016 would have been $20.7 million;

•	Net loss for fiscal 2016 was $7.7 million, compared to net income of $23.2 million in fiscal 2015;

•
Adjusted EBITDA (non-GAAP) was $48.1 million in fiscal 2016, down from $51.8 million for fiscal 2015, a 7.1% decrease. For a definition and explanation of Adjusted EBITDA, see page 60 of our Fiscal 2016 Annual Report on Form 10-K, in the section entitled “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Comparison of Fiscal 2016 and 2015 - Adjusted EBITDA,” filed with the SEC on October 6, 2016;

•	GAAP diluted EPS was ($0.46) in fiscal 2016, compared to $1.42 in fiscal 2015; and

2016 Proxy Statement 20

COMPENSATION DISCUSSION AND ANALYSIS

•	From July 31, 2015 to July 31, 2016 (our fiscal 2016), our one-year total stockholder return was approximately -50.5%. As of July 31, 2016, our closing stock price was $13.07.

The ECC considered other factors in addition to our financial performance in evaluating the performance of our management team, particularly:

•
The success of the management team in completing the TCS acquisition and positioning us to be able to target $600.0 million of revenue with a targeted Adjusted EBITDA goal of $70.0 million in fiscal 2017. As we enter fiscal 2017, we have a backlog of $484.0 million and we are expecting significant year-over-year increases in net sales, operating income and Adjusted EBITDA.

•	The substantial expansion of our product and service offerings during fiscal 2016, taking advantage of both our research and development efforts as well as synergies between Comtech and TCS.

•
The encouraging results achieved in the fourth quarter of fiscal 2016, the first full quarter following the TCS acquisition, including revenues of $152.4 million, Adjusted EBITDA (non-GAAP) of $18.8 million, and an accelerating book-to-bill ratio. For a definition and explanation of Adjusted EBITDA, see page 60 of our Fiscal 2016 Annual Report on Form 10-K, in the section entitled “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Comparison of Fiscal 2016 and 2015 - Adjusted EBITDA” filed with the SEC on October 6, 2016.

Additionally, the ECC recognized that our stock performance in fiscal 2016 lagged various stock market indices and lagged many of our competitors' stock performance. The Company's stock performance was impacted by the issuance of 7,145,000 shares of common stock in June 2016, which raised net proceeds of $95.0 million in cash. The proceeds of this equity offering were used to reduce debt levels incurred as a result of the TCS acquisition. The equity offering took place during challenging market conditions and during the increased volatility related to certain external events such as Brexit. The ECC believes our current low stock price is a temporary issue and believes the TCS acquisition will bode well for the future of our Company and will generate shareholder return in the future.

During the first quarter of fiscal 2017, we announced that Mr. Kornberg, our Chairman of the Board, resumed his role as Chief Executive Officer and President. Additionally, we created a new role of Chief Operating Officer, and we filled this position on September 26, 2016. In view of our transformative acquisition of TCS and the broad opportunities for future growth across all of our businesses, we believe these leadership changes will enhance our ability to manage expected growth, and reinforce company-wide execution and operational discipline, with a view to building long-term value for our shareholders.

Our fiscal 2016 performance exceeded threshold requirements for payouts to our NEOs under our annual incentive program. Results for some of the performance metrics, particularly non-GAAP pre-tax profit and non-GAAP earnings per share, fell short of target levels. Non-GAAP free cash flow performance exceeded the maximum targeted level and had a positive effect on payouts, and payouts to certain of the NEOs reflect strong performance by the NEO with regard to individual performance goals (individual performance can contribute up to 25% of the targeted annual incentive payout). The ECC provided for adjustments to the financial performance goals to eliminate the effect of expenses, interest and certain other items resulting from our acquisition of TCS, in order to focus the annual incentive program on operating performance.

Looking forward, the ECC believes that our executive compensation program is appropriately designed to incentivize our executives to grow our business and drive positive long-term stockholder returns, and that our senior executives are critical to the future success of our business.

Response to Say-on-Pay Advisory Votes and Stockholder Feedback

At our fiscal 2015, 2014 and 2013 annual meetings, 95.4%, 98.5% and 98.8%, respectively, of the shares voted were voted in favor of our executive compensation program, noteworthy increases from the 75.8% and 68.4% favorable votes in fiscal 2012 and 2011, respectively.

2016 Proxy Statement 21

COMPENSATION DISCUSSION AND ANALYSIS

The ECC believes these highly supportive votes are attributable to: (i) the comprehensive review of our executive compensation program performed by the ECC over the past several years, (ii) the ECC’s response to stockholder feedback and comments of certain leading proxy advisory firms; and (iii) the changes implemented by the ECC to our executive compensation plan, which were fully in effect in fiscal 2015 and fiscal 2016.

Goals and Objectives of Our Executive Compensation Program

The principal goals of our executive compensation program for our NEOs are to help us attract, motivate and retain the talent required to develop and achieve our strategic and operating goals, with a view to maximizing stockholder value.

The ECC intends for our executive compensation program to support our growth-oriented business strategy by motivating and rewarding management activities that create long-term stockholder value.

Our key executive officer compensation objectives are to:

•	Attract and retain the key leadership talent required to successfully execute our business strategy;

•	Align executive pay with performance, both annual and long-term;

•	Ensure internal equity that reflects the relative contribution of each executive officer;

•	Strongly link the interests of executives to those of our stockholders and other key constituents;

•	Keep our executive compensation practices transparent; and

•	Administer executive compensation in a cost-effective and tax-efficient manner.

We seek to achieve these goals by placing a major portion of the executives’ total compensation at risk, in the form of annual non-equity incentive awards and long-term equity incentive awards. The ECC believes that our overall compensation program has resulted in and will continue to result in long-term alignment with our stockholders.

Annual non-equity incentives are intended to motivate and reward our NEOs’ efforts and contributions to our business success, as measured by key performance metrics. Cash bonuses can be paid separately to reward other accomplishments. Stock options and long-term performance shares create compensation opportunities intended to align management’s long-term interests with those of our stockholders and to promote long-term service. Such cash and stock-based compensation components have been critical factors in attracting and retaining key employees and are intended to contribute to a high level of executive commitment to our business success.

The ECC assesses the performance of our NEOs in light of business conditions and based on the efforts and effectiveness of each individual NEO as well as their collective efforts. The ECC also exercises its judgment as to the appropriate sharing between management and stockholders of the benefits of our business success. We also intend that the levels of compensation available to executive officers be fair internally as compared to each other and competitive in the marketplace.

The ECC believes our executive compensation program needs to be competitive so that we can retain our senior executive officers who have demonstrated their leadership, commitment and overall importance to our organization. These executives may be sought by other firms or may have other interests. A competitive program likewise is critical to our ability to attract new executives who share our values and commitment and who have demonstrated the abilities needed to add value to Comtech.

2016 Proxy Statement 22

COMPENSATION DISCUSSION AND ANALYSIS

Determination of Compensation Opportunities for NEOs

Overview and Components of Fiscal 2016 Compensation Opportunities
The ECC has historically utilized a “pay-for-performance” policy in developing and allocating compensation elements between long-term and short-term, and allocating between cash and non-cash compensation, which has resulted in significant growth and stockholder value creation when viewed over a number of years despite difficult market conditions.

In making decisions regarding our executive officer compensation, ECC members also draw upon their general knowledge and understanding of what executive officers of other companies are earning, particularly in our industry, and which has been derived from publicly available information such as other public company SEC filings and published reports on executive compensation and from the Company’s preparation of and participation in benchmark studies. The ECC also has the ability to engage independent advisors and has done so in the past.

The ECC has established a policy of establishing compensation opportunities for our NEOs that we refer to as targeted total direct compensation. Targeted total direct compensation is defined, in essence, as the total of compensation components identified in the “Summary Compensation Table”, but excluding items contained in “All Other Compensation,” for each NEO. The ECC expects that targeted total direct compensation for an executive will be competitive with market levels of compensation and, as illustrated in the graph below, that the mix of compensation for any given fiscal year will be heavily weighted towards "at risk" incentive-based compensation.

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
All NEOs
55%
45%
All NEOs
60%
40%
All NEOs
63%
37%
FY 2014
FY 2015
FY 2016
Fixed Compensation
Incentive-Based Compensation

2016 Proxy Statement 23

COMPENSATION DISCUSSION AND ANALYSIS

The following table summarizes the components of total direct compensation for fiscal 2016:

Components of Total Direct Compensation For Fiscal 2016
Annual Base Salary +

Annual Non-Equity
Incentive Awards

These awards may be settled in cash or share units if at least 70% of financial goals and/or certain personal goals are determined to be achieved by the ECC.

Financial goals for our Chairman, our former CEO and our CFO, who have company-wide responsibilities are pre-tax profit, free cash flow and adjusted diluted earnings per share (each as defined, is a non-GAAP financial metric). Our other two NEOs’ goals were based on pre-tax profit, free cash flow and bookings. All NEOs, other than our Chairman received five specific personal goals.

If 70% of a financial goal is deemed not achieved, the allocated amount of non-equity incentive award for that goal would be zero.
	+	Long-Term Equity Incentive Awards	=	Total Direct Compensation for Fiscal 2016

Stock
Options

Granted with an exercise price equal to the fair market value of our Common Stock at date of grant.

If the future stock price is not higher than the fair market value at date of grant an executive would not realize any compensation from stock option awards.

Long-Term
Performance
Shares

These awards are payable within a range of 70% to 200% of target shares if minimum 3-year financial goals are achieved.

If 70% of a given financial goal is deemed not achieved, the allocated amount of long-term performance shares would be zero in respect of that goal.

In establishing specific targeted total direct compensation in fiscal 2016 for each individual NEO, the ECC did not adopt a formal benchmarking policy but did consider prior independent studies prepared by Steven Hall & Partners (“Steven Hall”), an independent executive compensation consulting firm engaged at the time by the Committee and an update to that study prepared by Arthur J. Gallagher & Co. (“Gallagher & Co."), another independent executive compensation consulting firm. These studies provided the ECC with an understanding of the competitive range of total direct compensation for executives in comparable positions in our industry.

When determining individual components of targeted total direct compensation, each NEO’s base salary is set by the ECC and the remainder of targeted total direct compensation is apportioned approximately 50% to annual non-equity incentive compensation and 50% to long-term equity incentive awards, with the long-term equity incentive award component then apportioned approximately 50% each to stock options and long-term performance shares, both valued at the grant date. The ECC, after discussions with the Chairman and the then CEO, determined final targeted total direct compensation for fiscal 2016 for each NEO as summarized in the table below:

NEO	Targeted Total Direct Compensation
Fred Kornberg	$2,860,000
Stanton D. Sloane	2,075,000
Michael D. Porcelain	1,148,000
Richard L. Burt	1,057,000
John Branscum, Jr.	1,045,000

2016 Proxy Statement 24

COMPENSATION DISCUSSION AND ANALYSIS

The following discusses each individual component of total direct compensation in more detail:

Annual Base Salary – Base salaries paid to our executive officers are intended to be generally competitive with those paid to executives holding comparable positions in the marketplace. The ECC reviews base salaries each year and, as appropriate, makes upward adjustments based on the ECC’s assessment of the executive officer’s individual performance, taking into consideration the operating and financial performance of our operations for which the executive is responsible. The ECC also considers the budgeted level of merit increases for all employees generally in determining salary adjustments for executive officers.

The ECC reviews public information regarding competitive levels of salary in our industry, but has not established a policy of targeting a particular benchmarked level. The ECC’s determinations regarding salary reflect a degree of subjectivity and business judgment as to the performance and competitiveness of salary levels for each individual NEO’s position.

For fiscal 2016, the salaries for the Chairman and the then CEO were unchanged. The Chairman’s salary was not increased, in view of the transitioning of his executive duties. The starting salary of our then CEO, Dr. Sloane, was established in mid-fiscal 2015 and was not increased at the start of fiscal 2016. The ECC increased the fiscal 2016 salaries of Mr. Porcelain and Mr. Burt by approximately 1% to 3%, in line with merit increases for salaried employees generally. The ECC increased the fiscal 2016 salary for Mr. Branscum by approximately 8%, recognizing his increased duties.

For fiscal 2016, the following annual salary rates were in effect.

NEO	Salary
Fred Kornberg	$760,000
Stanton D. Sloane	575,000
Michael D. Porcelain	408,000
Richard L. Burt	385,000
John Branscum, Jr.	325,000

Cash Bonuses – The ECC has the ability to award cash bonuses (as defined by SEC rules and regulations and generally referring to discretionary bonuses rather than bonuses based on attaining pre-set goals) to our NEOs. Such bonuses are intended to motivate and reward achievement of corporate objectives by creating the potential to earn compensation for achieving subjective or non-specific financial and performance goals.

Cash bonuses include one-time cash awards such as sign-on bonuses to a newly hired NEO and cash bonuses to an NEO for extraordinary performance. The ECC does not routinely award annual cash bonuses to NEOs.

In fiscal 2016, none of our NEOs received cash bonuses as defined by the SEC rules.

Non-equity Incentive Plan Awards – Non-equity incentive plan compensation is intended to motivate our NEOs to achieve annual operating objectives and goals that are designed to enhance long-term stockholder value. Non-equity incentive award opportunities are based on targeted dollar amounts for each NEO and include specified target, threshold (for example, 70% of financial goals must be achieved) and maximum payout levels for each financial goal and are further subject to an aggregate non-equity incentive plan award cap, set as a multiple of annual salary. Non-equity incentive awards are subject to the terms and conditions of our 2000 Stock Incentive Plan, are intended to qualify as “performance-based” under Section 162(m) of the Internal Revenue Code and may be settled, as determined by the ECC, in cash or share units. In certain cases, our NEOs may receive a pro-rata portion of their award, including situations such as death and disability. In certain situations, settlements of awards may require the execution of an acknowledgement and release in favor of the Company.

2016 Proxy Statement 25

COMPENSATION DISCUSSION AND ANALYSIS

In fiscal 2016, non-equity incentive award performance goals for each of our NEOs were established early in the fiscal year, as shown in the below table:

Fiscal 2016 Weighting of Non-Equity Incentive Goals and Total Target and Maximum Amounts Payable (both in dollars)
Goals (as defined)	Fred Kornberg	Stanton D. Sloane	Michael D. Porcelain	Richard L. Burt	John Branscum, Jr.
Pre-tax profit	33.3%	33.3%	25.0%	25.0%	25.0%
EPS	33.3%	33.3%	25.0%	-	-
Bookings	-	-	-	25.0%	25.0%
“Free” cash flow	33.3%	33.3%	25.0%	25.0%	25.0%
Five personal goals	-	-	25.0%	25.0%	25.0%
Total Percentage	100.0%	100.0%	100.0%	100.0%	100.0%
Total Target Amount	$950,000	$750,000	$370,000	$336,000	$360,000
Maximum Amount	$1,425,000	$1,125,000	$647,500	$577,500	$487,500

Non-equity incentive awards are subject to the full negative discretion of the ECC, except for our Chairman and current CEO, who, pursuant to his amended and restated employment agreement as in effect for fiscal 2016, was entitled to a minimum amount (which in fiscal 2016 was $240,000) calculated based on 3.0% of pre-tax profit, subject to a $1 million limit (when combined with base salary which was $760,000 in fiscal 2016). If an executive does not achieve at least 70% of one financial goal and does not meet any of their personal goals (as applicable), the amount payable to the executive would be zero. In addition, NEOs with responsibilities for specific business units are subject to a cap on the payout specified as a maximum percentage of the business units’ pre-tax profit.

2016 Proxy Statement 26

COMPENSATION DISCUSSION AND ANALYSIS

The actual fiscal 2016 non-equity incentive goals for each NEO are illustrated in the below table:

Fiscal 2016 Non-Equity Incentive Goals
Goals (as defined)	Fred Kornberg	Stanton D. Sloane	Michael D. Porcelain	Richard L. Burt	John Branscum, Jr.
Pre-tax profit	$40,600,000	$40,600,000	$40,600,000	Confidential	Confidential
EPS	$1.42	$1.42	$1.42	Not Assigned	Not Assigned
“Free” cash flow	$6,000,000	$6,000,000	$6,000,000	Confidential	Confidential
Bookings	Not Assigned	Not Assigned	Not Assigned	Confidential	Confidential
Personal Goal #1	Not Assigned	Not Assigned	Work with CEO to pursue and close a significant acquisition	Achieve a specified book-to-bill ratio	Achieve a specified book-to-bill ratio and develop new forecasting plans
Personal Goal #2	Not Assigned	Not Assigned	Strengthen accounting and corporate finance reporting	Sign sales contracts with three specified non-US customers	Complete development of a specified new product and enter the market
Personal Goal #3	Not Assigned	Not Assigned	Work with CEO in support of initiatives	Achieve a pre-defined level of orders from a specified customer	Create and start implementing an intra-unit synergy plan
Personal Goal #4	Not Assigned	Not Assigned	Implement new company-wide email and certain computer software systems	Improve collaboration with other business units and the corporate business development function	Increase number and value of new business with a specified customer and support company-wide business development
Personal Goal #5	Not Assigned	Not Assigned	Achieve no significant accounting or export regulatory deficiencies and adhere to certain internal reporting requirements	Achieve no significant accounting or export regulatory deficiencies, and adhere to certain internal reporting requirements	Achieve no significant accounting or export regulatory deficiencies and adhere to certain internal reporting requirements

2016 Proxy Statement 27

COMPENSATION DISCUSSION AND ANALYSIS

The ECC established fiscal 2016 non-equity incentive financial and personal goals at levels deemed challenging and, to some extent, constituting “stretch” goals at target. In establishing goals, among other items, the ECC considered our long-term strategy, our fiscal 2016 business plan, the potential for a significant acquisition to be completed during the year, prior fiscal years’ achievements, known opportunities and our share repurchase and cash dividend programs.

Financial goals for Messrs. Kornberg, Sloane and Porcelain were based on projected consolidated results, and financial goals for Messrs. Burt and Branscum were based on the business operations for which they were responsible. Personal goals reduce the risk that our annual non-equity incentive program could provide an incentive to favor short-term results over long-term performance. Significant input on all of the performance goals was received from our Chairman and our then CEO and all goals were summarized on an annual “Goal Sheet” that was acknowledged by each individual NEO. The threshold, target and maximum award payout opportunities established as specified dollar amounts for each of our NEOs are shown in the “Table of Grants of Plan-Based Awards that Occurred in Fiscal 2016.” The final awards in fiscal 2016 for each of our continuing NEOs are reflected in the “Summary Compensation Table” as “Non-equity incentive plan compensation” and are summarized below:

	Fred Kornberg	Michael D. Porcelain	Richard L. Burt	John Branscum, Jr.
	Actual Achievement of Fiscal 2016 Non-Equity Incentive Goals (as defined)
Pre-tax profit	$32,759,000	$32,759,000	Confidential	Confidential
EPS	$1.32	$1.32	Not Assigned	Not Assigned
“Free” cash flow	$32,249,694	$32,249,694	Confidential	Confidential
Bookings	Not Assigned	Not Assigned	Confidential	Confidential
Personal goals	Not Assigned	4 out of 5	3 out of 5	4 out of 5
	Actual Amount of Fiscal 2016 Non-Equity Incentive Award
Final non-equity incentive award payable	$1,025,700	$419,862	$89,028	$135,027
% of targeted amount	108.0%	113.5%	65.0%	37.5%

On September 28, 2016, we entered into a Transition Agreement with Dr. Sloane in connection with his separation from Comtech. In connection with his resignation, the Company agreed to award him an incentive award of $278,000 for fiscal 2016 and $22,000 for the portion of fiscal 2017 during which he was employed. Such amount was negotiated with Dr. Sloane and the Company received a release from Dr. Sloane.

The specific level of business-unit performance targets, the pre-tax profits cap on the payout, the actual achievement of business-unit results, detailed personal performance goals and related achievement are not disclosed in this proxy statement because these items are confidential business information, the disclosure of which would result in competitive harm for the Company.

2016 Proxy Statement 28

COMPENSATION DISCUSSION AND ANALYSIS

Detailed Description of Methodology and Mechanical Calculation

The final non-equity incentive awards payable as a percentage of targeted amounts for fiscal 2016 (as shown in the table on the previous page), were determined by a mechanical calculation that was ultimately reviewed and approved by the ECC, after consideration of any negative discretion.

In any given fiscal year, the final non-equity incentive award payable as a percentage of the total targeted amount for each NEO can range from 0% to a maximum of 175% (or 150% in the case of the Chairman and, in fiscal 2016, our then CEO). If actual financial results for any specific financial goal are above target levels, the NEO could earn up to 200% (or 150% in the case of the Chairman and our then CEO) of their targeted payout for that specific goal. Either an individual personal performance goal is achieved and results in earning 5% for that goal (up to 25% for all five personal goals), or that goal is not achieved and no amount is earned in respect of that personal goal. As such, if all actual financial results were at or above the maximum performance level and the NEO met all five personal goals, the resulting non-equity incentive payout would equal 175% of the NEO’s specific total non-equity incentive target (in dollars) (or 150% in the case of the Chairman and our then CEO, for whom no personal goals were specified). If the ECC determines that actual financial result for any financial performance goal for an individual NEO (including our Chairman and our then CEO) was less than 70% of the target, the NEO would not receive a payout tied to that specific goal. If an executive does not achieve at least 70% for one financial goal and does not meet any of their personal goals (as applicable), the amount payable to the executive would be zero. Fiscal 2016 non-equity incentive awards were or will be settled in cash.

The calculation of non-equity incentive awards and related methodology is illustrated below, using Mr. Kornberg’s final fiscal 2016 non-equity incentive award:

•
Determine the percentage achievement of actual performance for each specific financial performance goal by dividing the actual dollar achievement by the pre-established target. For example, in fiscal 2016, for Mr. Kornberg: (i) the percentage achievement for his pre-tax profit goal (as defined, including adjustments as described below) was approximately 80.7% which was calculated by taking $32,759,000 and dividing it by the target of $40,600,000 (ii) the percentage achievement for his adjusted diluted EPS goal was approximately 93.2% which was calculated by taking $1.32 (which was calculated by adjusting our fiscal 2016 GAAP diluted EPS in the manner described below) and dividing it by the target of $1.42 (adjusted for rounding); and (iii) the percentage achievement for his free-cash flow goal (as defined, including adjustments described below) was 150%, which was the maximum level determined because the achieved level, calculated by taking $32,249,694 and dividing it by the target of $6,000,000, exceeded the pre-defined maximum performance level. In each case, the threshold requirement that at least 70% of the target performance level be achieved was met.

•
Determine the amounts payable for the achievement of all financial goals. The amount payable for each financial goal is determined by multiplying the percentage achievement by the individual NEO’s total targeted non-equity incentive award (in dollars) and then multiplying that result by the original weighting assigned to arrive at an amount payable. Each amount payable is added together to arrive at the total amount payable for all financial goals. For example, in fiscal 2016, Mr. Kornberg’s percentage achievement for his pre-tax profit goal (as defined) was approximately 80.7%, which was multiplied by $950,000 and then multiplied by 33.3% to arrive at $255,550 (adjusted for rounding). His percentage achievement for his adjusted diluted EPS goal was approximately 93.2%, which was multiplied by $950,000 and then multiplied by 33.3% to arrive at $295,165 (adjusted for rounding). His percentage achievement for his free cash flow goal was 150.0%, which was multiplied by $950,000 and then multiplied by 33.3% to arrive at $475,000. The sum of these amounts equals $1,025,700 (adjusted for rounding).

2016 Proxy Statement 29

COMPENSATION DISCUSSION AND ANALYSIS

•
Determine the amount payable for the achievement of personal goals. This amount is calculated by multiplying the number of personal goals achieved by 5% and multiplying the result by the individual NEO’s total targeted non-equity incentive award (in dollars). Either a personal performance goal is achieved and results in earning 5% for that goal, or that goal is not achieved and no amount is payable in respect of that personal goal. In the case of Mr. Kornberg, no personal goals were assigned.

•
Add the amounts payable for all financial goals and personal goals to calculate an amount potentially payable to the NEO. For NEOs with responsibility for particular business units, adjust this amount downward if the calculated payout would exceed the pre-set cap on payout as a percentage of the business unit's pre-tax profit. At this point, the ECC can determine whether it will exercise negative discretion, and in some cases amounts of the calculated incentive award will be voluntarily reallocated to other employees in the NEO's business unit. To illustrate, Mr. Kornberg was awarded a final non-equity incentive award of $1,025,700 for fiscal 2016 which was approximately 108.0% of the fiscal 2016 total target amount ($1,025,700 divided by $950,000), as the ECC did not exercise any negative discretion. This amount includes the minimum amount payable under Mr. Kornberg’s employment contract.

Use and Definitions of Pre-tax Profit, Diluted EPS, “Free” Cash Flow and Bookings

The ECC has utilized pre-tax profits, diluted EPS, bookings and free cash flow, with minor variations, as financial performance goals for the annual non-equity incentive program for the past few years. Because pre-tax profit includes all expenses incurred in generating net sales, the ECC believes that the pre-tax profit measure is an appropriately broad financial measure that does not create distorted incentives that might impel undue risk taking. Likewise, the ECC believes that diluted EPS, bookings, and free cash flow are effective performance metrics because they appropriately align our executives' interests with the creation of long-term stockholder value.

The financial measures -- pre-tax profit, diluted EPS and free cash flow -- utilized under the non-equity incentive plan are non-GAAP measures due to adjustments we make to the corresponding GAAP financial measures. The ECC believes these adjustments make the performance measures fairer and more accurate as a year-over-year comparison, and the ECC keeps the probable effects of adjustments in mind in setting the annual target level for these performance metrics. In fiscal 2016, the ECC determined that, in addition to other adjustments discussed below, each of the financial measures would be subject to adjustment for the anticipated substantial effects of a major acquisition (the TCS acquisition), which was in the planning stages early in the fiscal year. Those adjustments included eliminating the cost of investment banking, due diligence, and legal and related transaction costs, interest charges related to debt incurred or assumed in the acquisition, and certain amortization charges relating to the acquisition.

For fiscal 2016, the calculation of our pre-tax profit, for purposes of our annual non-equity incentives, began with our GAAP pre-tax profit and then was adjusted to eliminate certain effects including: (i) stock-based compensation expense recorded pursuant to FASB ASC Topic 718, (ii) the amortization of newly acquired intangibles with finite lives relating to the acquisition of a trade or business, (iii) any adjustments required by the adoption of new accounting standards, (iv) certain costs associated with exit or disposal activities accounted for pursuant to FASB ASC Topic 420, (v) expenses associated with the termination of employees under FASB ASC Topics 420, 712 or 715 and related rules, (vi) impairment loss on goodwill or long-lived assets, (vii) expenses incurred in connection with a potential or actual business combination (including those discussed above), (viii) expenses related to potential or actual change-in-control matters, and (ix) any extraordinary item.

In fiscal 2016, we utilized an adjusted diluted EPS performance metric for NEOs with company-wide responsibilities. This adjusted diluted EPS metric was based first on GAAP diluted EPS and then adjusted for the acquisitions-related items discussed above, and including adjustments to eliminate the tax benefits associated with the acquisition-related expenses.

2016 Proxy Statement 30

COMPENSATION DISCUSSION AND ANALYSIS

The definition of “free” cash flow is calculated starting with our cash flow from operations as defined by GAAP. This figure is then reduced by the level of capital expenditures incurred by Comtech (or the applicable business operations) for property, plant and equipment (net of write-offs) and, for NEOs with company-wide responsibilities, by the amount of dividends paid by Comtech. We then adjusted free cash flow for the acquisition expenses paid and acquisition-related interest paid in fiscal 2016.

Bookings are based on the receipt of a purchase order from a customer and exclude any awards from the U.S. government or similar entity for which budgetary funding was not yet appropriated.

Long-term Equity Incentive Awards. The ECC provides approximately 50% of total direct compensation (excluding base salary) to each of our NEOs in the form of long-term equity incentive awards, with 50% apportioned each to stock options and long-term performance shares. The ECC believes these types of awards align the NEOs’ interests with those of our stockholders by providing each NEO with an opportunity to share in the appreciation in the value of our Common Stock. The vesting terms of our equity awards provide a strong inducement for our executive officers to remain in long-term service to Comtech. Long-term equity incentive awards are issued pursuant to our 2000 Stock Incentive Plan.

The ECC has historically granted stock options with an exercise price equal to the market price of our Common Stock on the date of grant and believes they are appropriate long-term incentives, as they compensate our NEOs only if they successfully raise our stock price over a long-term period. Fair value of our stock options is based on the Black-Scholes fair value at the grant date, calculated for purposes of FASB ASC Topic 718.

The targeted dollar amount of compensation allocable to stock options and long-term performance shares was converted into an estimated number of awards based on an estimated grant-date fair value (with rounding applied). Actual amounts awarded to our NEOs in fiscal 2016 in the form of stock options and long-term performance shares are reflected in the “Summary Compensation Table” as “Option Awards” and “Stock Awards,” respectively, and differ slightly from the targeted amounts due to rounding, differences in the market price of the Company’s Common Stock at the grant date as compared to that used in valuation estimates, and a final calculation of the Black-Scholes fair value of stock options.

In determining the actual amount of annual grants of long-term equity awards for each respective NEO, the ECC considered the estimated grant-date fair value of the awards. The ECC also considered each individual NEO’s past and expected overall performance and his potential impact on our future success, and held a view toward maintaining aggregate internal pay equity. The ECC did not alter the level of long-term equity awards based on the built-up value, or absence of built-up value, of previously granted awards, or value realized by executives from previously granted awards.

The ECC first issued awards of long-term performance shares in fiscal 2014. These long-term performance shares had Adjusted EBITDA (a non-GAAP measure of earnings before interest, taxes, depreciation and amortization) and revenue performance goals that were weighted 50% each for a three-year performance period. The ECC believes that these long-term performance shares provide appropriate incentives for management to focus on long-term financial results, using performance goals that the ECC believes correlate with the value of our Common Stock.

In order to receive any shares under a long-term performance share award, an NEO must achieve 70% or more of at least one goal. If the performance goals are achieved at a level of 70% of target, the threshold level, the threshold number of long-term performance shares will be earned. A maximum of 200% of the long-term performance shares can be earned for achievement of the performance goals at the 200% level. The fiscal 2016 awards provide for potential payout when at least 70% of an individual goal for one year or two years was met, and when the executive does not voluntarily terminate his employment or incur termination for cause before the end of the full three-year period. Long-term performance shares not earned based on one-year and two-year performance remain earnable based on three-year performance. The specific target levels for long-term performance share goals are not disclosed in this proxy statement because such data is confidential business information, the disclosure of which would result in competitive harm that could have an adverse effect on the Company.

2016 Proxy Statement 31

COMPENSATION DISCUSSION AND ANALYSIS

The fiscal 2016 long-term performance shares again required achievement of revenue and Adjusted EBITDA goals (equally weighted) for the performance period of fiscal 2016 - fiscal 2018. These goals, when set, were considered very challenging, requiring significant growth from fiscal 2015 levels.

The fair value of the fiscal 2016 long-term performance shares was based on the market value of our Common Stock at the grant date and provide that dividend equivalents will be credited on outstanding awards, to be earned if and only to the extent the long-term performance shares are earned and become vested. For purposes of valuing these awards as a component of total direct compensation, the ECC valued the long-term performance shares using the target number (the accounting fair value of the target number of long-term performance shares is reflected in the “Stock Awards” column of the "Summary Compensation Table").

The ECC believes that the portion of long-term equity awards attributable to stock options directly align the NEOs’ interests with those of our stockholders by providing each NEO with an opportunity to share in the appreciation in the value of our Common Stock. The ECC believes that the portion of equity awards attributable to long-term performance shares provides significant alignment with stockholders, but also promotes retention and long-term service independent of stock price movements.

The ECC believes that the long-term equity awards granted in fiscal 2016, will promote the creation of long-term value for stockholders. The number of stock options and long-term performance shares granted in fiscal 2016 to each NEO, and their estimated fair values, were as follows:

Named Executive Officer	Number of Stock Options Granted	Target Number of Long-Term Performance Share Units Granted (1)	Estimated Fair Value of Awards at Grant Date
Fred Kornberg	83,000	21,500	$1,061,875
Stanton D. Sloane	60,000	12,500	717,975
Michael D. Porcelain	30,000	6,500	366,075
Richard L. Burt	27,000	6,000	333,720
John Branscum, Jr.	29,000	6,000	345,840

(1)
As of July 31, 2016, the long-term performance shares granted in fiscal 2014 reached the conclusion of their performance period. For these awards, for NEOs with company-wide responsibilities, the threshold performance goals for both Adjusted EBITDA and revenues were met, with the aggregate performance level being 88.6% of target, resulting in Mr. Kornberg earning 17,827 shares and Mr. Porcelain earning 6,185 shares. For the NEOs for whom the performance goals were tied to particular business units, the aggregate performance level in the case of Mr. Burt was 42.5% resulting in his earning 2,704 shares, and the aggregate performance level in the case of Mr. Branscum was 42.4% resulting in his earning 2,087 shares.

2016 Proxy Statement 32

COMPENSATION DISCUSSION AND ANALYSIS

Based on fiscal 2015 and 2016 performance, long-term performance shares potentially issuable for performance in the fiscal 2015 - fiscal 2017 performance period and the fiscal 2016 - fiscal 2018 performance period have met interim performance goals for the earning of shares as follows: Mr. Kornberg - 16,232 shares; Dr. Sloane - 7,254 shares; Mr. Porcelain - 5,309 shares; Mr. Burt - 1,861 shares; and Mr. Branscum - 2,765 shares.

With the exception of the stock options granted to Mr. Kornberg, the stock options granted to our NEOs in fiscal 2016 were awarded in August 2015 with an exercise price of $28.35, which was equal to the closing market price per share of our Common Stock on the date of grant, and the long-term performance shares (including the grant to Mr. Kornberg) also were granted in August 2015, with a grant-date fair value per share of $28.35. The ECC granted stock options to Mr. Kornberg in September 2015, with an exercise price of $26.62, which was equal to the closing market price per share of our Common Stock on the date of grant.

All stock options granted in fiscal 2016 provide for vesting at 20% per year on the first five anniversary dates of the grant date, with a stated expiration date of ten years after grant. The long-term performance shares vest as described above. All equity awards are subject to accelerated vesting in specified circumstances.

Other Annual Compensation and Benefits – Although direct compensation, in the form of salary, non-equity incentive awards and long-term equity incentive awards provide most of the compensation to each NEO, we also provide for the following items of additional compensation:

•
Retirement savings are provided by our tax qualified 401(k) plan, in the same manner available to all U.S. employees. This plan includes an employer matching contribution which is intended to encourage employees (including our NEOs) to save for retirement.

•
Health, life and disability benefits are offered to NEOs in the same manner available to all of our U.S. employees. However, our Chairman has elected to enroll in a non-Company sponsored healthcare plan. We provide additional life insurance policies for our Chairman and each of our NEOs.

Perquisites are provided at modest levels to NEOs, primarily in the form of an automobile allowance. Our Chairman also receives a monthly expense allowance. These perquisites are intended to recognize senior employee status.

Other Policies and Practices

Employment Agreements and Change-in-Control Practices
The ECC generally has relied on our history of fair treatment of NEOs as a basis for not entering into employment agreements, other than with Mr. Kornberg and Dr. Sloane. Our employment agreements have been intended to promote careful and complete documentation and understanding of employment terms, prevent uncertainty regarding those terms, promote good disclosure of those terms, help meet regulatory requirements under tax laws and other regulations and avoid frequent renegotiation of the employment terms.

We have entered into change-in-control agreements (or in the case of our Chairman, change-in-control provisions are included in his employment agreement) because we believe they provide important protection to our NEOs, in the form of improved job security, and also provide us a number of important benefits. First, it permits our NEOs to evaluate a potential change-in-control transaction while relatively free of concern for his or her own situation, minimizing the conflict between his or her own interests and those of our stockholders. Second, transactions take time to unfold, and ensuring a stable management team can help to preserve our operations in order to enhance the value delivered to the buyer – and thus the price paid to our stockholders – from a transaction. Third, if a transaction falls through, keeping our management team intact can help us to continue our business without undue disruption. Finally, the ECC believes that one of our greatest strengths is our management and workforce, so job security and protection is provided so that an acquirer could be expected to pay more to acquire the Company with the team remaining intact after the acquisition.

2016 Proxy Statement 33

COMPENSATION DISCUSSION AND ANALYSIS

Chairman’s Employment Agreement - Key provisions of our Chairman’s employment agreement, as it affected service in fiscal 2016, were as follows:

•	Annual base salary of $760,000 (subject to periodic review and increase).

•	An annual incentive equal to 3.0% of pre-tax profits, but capped at an amount that, when added to annual salary, equals $1 million.

•
Mr. Kornberg had agreed to serve as Executive Chairman for the one-year period beginning on the date Dr. Sloane commenced employment, which was January 26, 2015, and thereafter to consult with and advise the CEO and other members of Company management as requested by the CEO. As discussed above, in September 2016, Mr. Kornberg agreed to resume serving as our CEO and President, while continuing to serve as Chairman.

•	Reimbursement for term life insurance with a face value of $3.5 million.

•
Certain payments and benefits following termination of employment, as described in the section entitled “Summary and Table of Potential Payments Upon Termination or Following a Change-in-Control.” Mr. Kornberg is required to execute a release of claims in favor of Comtech in order to receive severance.

•
Covenants for the protection of our business, including covenants relating to confidentiality of business information, non-solicitation of employees and non-competition (extending for two years after employment ends), cooperation in litigation, return of Comtech property and non-disparagement.

•	A term expiring on July 31, 2017.

Former CEO’s Employment Agreement - Key provisions of the employment agreement with Dr. Sloane, as it applies to his service as CEO in fiscal 2016, were as follows:

•	An annual base salary of $575,000 (subject to periodic review and increase).

•	Eligibility to participate in our annual incentive program and to receive long-term incentive awards.

•	Housing near our headquarters and reimbursement of living expenses during the first two years of employment.

•	Reimbursement up to $60,000 of his actual relocation expenses, if Dr. Sloane determined to relocate his home to a location near our headquarters.

•
Certain payments and benefits following termination of employment, as described in the section entitled “Summary and Table of Potential Payments Upon Termination or Following a Change-in-Control.” No tax gross-up for golden parachute excise taxes and related taxes is provided.

•
Covenants for the protection of our business, including covenants relating to confidentiality of business information, non-solicitation of employees and non-competition (extending for 12 months after employment ends), cooperation in litigation, return of Comtech property and non-disparagement.

•	A term expiring on January 26, 2018.

The employment agreement with Mr. Kornberg includes a “double-trigger” change-in-control provision that provides for severance payments and other benefits if circumstances constituting “Good Reason” (as defined) arise within 2.5 years after a change-in-control if Mr. Kornberg elects to terminate employment for Good Reason. In addition, the agreement does not provide any tax “gross-up” entitlement if payments under the agreement following a change-in-control were to subject him to the federal golden parachute excise tax. Instead, the agreement provides that payments under the agreement would be reduced if doing so, and thereby avoiding the excise tax, would place Mr. Kornberg in a better after-tax position. If the excise tax is triggered, however, it will be payable by Mr. Kornberg without reimbursement by the Company.

In November 2016, the ECC approved an amendment and restatement of Mr. Kornberg's existing employment agreement to reflect Mr. Kornberg's appointment as our President and CEO following Dr. Sloane's departure. The terms of Mr. Kornberg's amended and restated agreement are substantially similar to those in effect during fiscal 2016, with the following changes:

•	A term expiring on December 31, 2019.

2016 Proxy Statement 34

COMPENSATION DISCUSSION AND ANALYSIS

•
Mr. Kornberg will no longer receive an annual incentive equal to 3.0% of pre-tax profits (subject to the $1 million cap). Mr. Kornberg will be eligible to receive target total direct compensation (consisting of base salary plus annual and long-term incentive compensation at target) of $3.0 million.

•	Mr. Kornberg will be permitted to terminate his employment for "good reason" as defined in the agreement prior to the occurrence of a change of control of Comtech.

•
We are permitted to hire a successor president and chief executive officer to Mr. Kornberg without triggering Mr. Kornberg's right to terminate for "good reason." If a successor to Mr. Kornberg is hired during the term of the agreement, Mr. Kornberg has agreed to serve as an advisor through the end of the term.

•
Mr. Kornberg is entitled to severance equal to total direct compensation (as defined in the agreement) for the remainder of the term in the event we terminate Mr. Kornberg without cause or Mr. Kornberg resigns for "good reason" prior to a change of control of Comtech. In addition, we have agreed to pay or reimburse Mr. Kornberg the cost of a $3.5 million term life insurance policy until December 31, 2021.

On September 28, 2016, in connection with Dr. Sloane’s separation from Comtech, we entered into a Transition Agreement with Dr. Sloane. Under the terms of a Transition Agreement, Dr. Sloane will be available to Comtech to provide transition and consulting services for one year. The Transition Agreement also provides, in lieu of payments and benefits under his Employment Agreement, that Dr. Sloane is entitled to accrued benefits (as defined) through October 6, 2016 (the effective date of the Transition Agreement), continued payment of his base salary for twelve months thereafter, a lump sum payment of $300,000 in respect of fiscal 2016 and fiscal 2017 annual incentive compensation, $1,200 per month for medical coverage for a period of six months, and accelerated vesting of equity awards granted by the Company to Dr. Sloane in his capacity as an employee (171,220 previously unvested stock options and 18,054 target long-term performance shares).

Change-in-Control Agreements with our NEOs other than Mr. Kornberg - In October 2013, the ECC approved and our NEOs then serving (other than Mr. Kornberg) received, new change-in-control agreements, which may require payments in the event of a change-in-control. Similar to our CEO’s employment agreement, these new agreements include “double-trigger” change-in-control provisions and do not provide for any tax “gross-up” entitlements. These agreements are described further in the section entitled “Summary and Table of Potential Payments Upon Termination or Following a Change-in-Control.” We entered into a similar change-in-control agreement with Dr. Sloane at the time he became CEO in 2015.

In the first quarter of fiscal 2015, the ECC further modified the change-in-control agreements for those NEOs, whereby each individual NEO would be eligible, subject to compliance with certain post-employment restrictions, for company-provided health-care benefits in the event of a termination in connection with a change-in-control. In addition, a provision was added to each agreement that prevents each individual NEO from competing (as defined) with us for a period of one year after a change-in-control. The initial term of these modified agreements was also extended from one year to two years.

Hiring of Chief Operating Officer - In September 2016, we hired Michael Galletti as our Chief Operating Officer, a newly created position. Under the terms of our offer letter to Mr. Galletti, the ECC has established a fiscal 2017 total direct compensation target of $1,200,000, consisting of a base salary of $400,000, a non-equity incentive target of $350,000, $200,000 of restricted stock (which vests 20% per year ratably over five years) and $250,000 of performance-based restricted stock units covering the three fiscal years ending July 31, 2019. The compensation amounts for fiscal 2017 will be pro-rated based on Mr. Galletti’s start date.

Indemnification Agreements
We have also entered into indemnification agreements with all of our NEOs and each member of our Board of Directors that provide for indemnification by the Company against certain liabilities incurred in the performance of their duties.

2016 Proxy Statement 35

COMPENSATION DISCUSSION AND ANALYSIS

Minimum Equity Ownership Interest Guidelines and Mandatory Holding Periods
Our Board of Directors has adopted minimum equity ownership interest guidelines and related holding requirements for our NEOs and our non-employee directors. The Board believes these guidelines align our NEOs’ and our non-employee directors’ interests with the interests of our stockholders.

The minimum equity ownership interest guidelines for our NEOs and our non-employee directors are as follows:

Title	Minimum Equity Ownership Interest
Chairman, CEO and President	6x annual base salary
Non-Employee Directors	6x annual base cash retainer
All Other NEOs	Lower of 2x annual base salary or 20,000 shares

As of July 31, 2016, all of our then serving NEOs held equity positions that met their full applicable guidelines, except Dr. Sloane who became our CEO in January 2015 and therefore was within the phase-in period for that position. As of July 31, 2016, all of our non-employee directors had met the full equity ownership interest guidelines, except Lawrence J. Waldman and Yacov A. Shamash (who became a director after July 31, 2016) both of whom are within their phase-in period of approximately six years during which they have to meet the equity ownership interest guidelines.

In establishing our equity ownership guidelines, our Board of Directors considered that the specified ownership levels are considered to be “robust” under the polices issued by Institutional Shareholder Services Inc. (“ISS”), a leading proxy advisory services firm for many of our institutional stockholders. NEOs that join Comtech or are promoted in the future must satisfy these guidelines within approximately six years of attaining such position.

In connection with the adoption of the minimum equity ownership interest guidelines shown above, the Board of Directors also modified the annual equity compensation for non-employee directors, which previously had been entirely in the form of an annual grant of 15,000 stock options. In fiscal 2012, and as approved by our stockholders, our non-employee directors began to receive restricted stock units rather than stock options unless they had already met the minimum equity ownership guidelines as of December 31 of the year prior to grant. A non-employee director granted restricted stock units receives an award with a value limited to $120,000. Thus, the grant of restricted stock units does not change the aggregate value of equity compensation granted to a non-employee director in any given fiscal year. Once a director has reached their minimum equity ownership, he can once again receive annual grants of stock options.

Until applicable minimum equity ownership interest guidelines are met, non-employee directors and executive officers are required to hold any shares received from the exercise of any stock options issued in fiscal 2011 or later or the delivery of shares pursuant to a restricted stock-based award, less the number of shares used for the payment of any related exercise price and applicable taxes. Once executive officers or non-employee directors have met their applicable equity ownership interest guideline, they are required to maintain their minimum equity ownership interest through the end date of their employment or directorship.

The ECC can waive or defer an individual’s compliance with the equity ownership interest guidelines if it determines that compliance would impose an undue financial hardship on the individual or if it is not in our best interests to apply these guidelines to that individual. In order to facilitate compliance with the equity ownership interest guidelines, the ECC can determine that an individual NEO’s annual non-equity incentive plan award may be settled in the form of share units, with the number of share units to be granted based on the fair market value of the Common Stock underlying the share units at the time the annual non-equity incentive award otherwise would have been settled (or a later date specified by the ECC).

Recoupment Policy
Our non-equity incentive award payouts for all of our NEOs are subject to a recoupment policy (often referred to as a “clawback” policy) which would require forfeiture of a specified portion of the annual incentive award under certain circumstances, including if the NEO were to engage in certain activities that would be grounds for termination for cause (including misconduct that would cause us to issue a restatement of our financial statements), or if the employee were to engage in competition with us or other specified activities detrimental to us.

2016 Proxy Statement 36

COMPENSATION DISCUSSION AND ANALYSIS

A specified portion of non-equity incentive payouts may also be forfeited if, during the 12 months after payment to the NEO, the NEO voluntarily terminates employment. This provision was waived in connection with the separation from service of Dr. Sloane, in regards to all of his non-equity incentive payouts.

Insider Trading Policy
We recognize that our NEOs and directors may sell shares from time to time in the open market to realize value to meet financial needs and diversify their holdings, particularly in connection with exercises of stock options. All such transactions are required to comply with our insider trading policy.

When selling their Comtech shares, our executives and non-employee directors are encouraged to utilize SEC Rule 10b5-1 trading plans.

Hedging Policy
We have a policy that precludes our NEOs and directors from short selling or buying exchange-traded put options or call options associated with our stock, without the advance approval of the ECC. We aim to restrict these transactions because they could serve to “hedge” the risk of owning our stock and otherwise can be highly speculative transactions with respect to our stock.

Tax Deductibility of NEO Compensation
Section 162(m) of the Internal Revenue Code generally limits our annual tax deduction to $1.0 million, per executive, for compensation paid to our CEO and certain NEOs. Under the rules of Section 162(m), compensation paid to our CFO is not subject to this limitation. Certain forms of compensation are also exempt from this deductibility limit, one of which is qualifying “performance-based compensation.”

As a matter of policy, we structure our non-equity incentive awards and equity incentive awards with the intent that they be substantially deductible without limitation under Section 162(m).

The ECC retains authority to approve non-tax deductible compensation. The ECC intends to exercise this authority in circumstances in which it concludes that making these payments enhance our Company’s ability to attract, retain and appropriately reward executives and therefore is in the best interests of our Company and its stockholders.

Independent Reviews of Executive Compensation

In the past several years, the ECC has engaged independent executive compensation consulting firms to perform reviews of our executive compensation and to validate certain feedback that we heard from certain of our stockholders. In fiscal 2015 and fiscal 2016, the ECC engaged the executive compensation consulting firm Arthur J. Gallagher & Co (“Gallagher & Co.). The ECC considered the six factors specified under applicable NASDAQ listing standards and other relevant information concerning potential conflicts of interest, and determined that Gallagher & Co. is independent. Prior to fiscal 2015, the ECC had retained Steven Hall & Partners (“Steven Hall”), an executive compensation consulting firm determined by the ECC to be independent.

As part of the ECC’s review, Steven Hall prepared a compensation study during the latter part of fiscal 2013. This study compared total cash compensation (salary plus annual non-equity incentive) and total remuneration (total cash compensation plus long-term equity-based incentives valued at their grant date). Compensation of our Chairman and CEO, CFO and the then President of our Comtech Systems subsidiary was compared against that of executives with comparable positions. Our other two NEOs’ compensation was compared to the second and fourth highest compensated executive officer at peer companies to provide a more representative compensation reference point. Peer companies utilized in this study were based on the anticipated financial characteristics of Comtech, particularly revenues, for fiscal 2013. In general, companies were selected primarily based on their identification as telecommunications equipment manufacturers and in a range of revenues not smaller than 50% nor larger than 200% of Comtech’s revenues. Companies were not pre-screened with regard to their compensation practices in the selection process. In selecting these companies, a methodology similar to that of ISS, a leading stockholder advisory firm, was used.

2016 Proxy Statement 37

COMPENSATION DISCUSSION AND ANALYSIS

The companies in the peer group used in this study were: ADTRAN, Inc.; Anaren, Inc; Aruba Networks, Inc.; Aviat Networks, Inc.; Bel Fuse, Inc.; CalAmp Corp.; Calix, Inc.; Digi International, Inc.; EMCORE Corp.; Emulex Corp; Extreme Networks, Inc.; Globecomm Systems, Inc.; Harmonic, Inc.; Infinera Corp.; InterDigital, Inc.; Ixia; KVH Industries, Inc.; MRV Communications, Inc.; Oclaro, Inc.; Oplink Communications, Inc.; Shoretel, Inc.; Sonus Networks, Inc.; Symmetricom, Inc.; and TESSCO Technologies, Inc. The benchmark survey indicated that:

•	Anticipated total fiscal 2013 compensation levels for salaries and total cash compensation were generally positioned substantially above median levels;

•
At target levels (calculable based on the financial performance metrics applicable to annual incentives), NEOs would receive a greater percentage of compensation in the form of the annual non-equity incentive award than at other companies, and relatively lower levels of long-term equity-based incentives than at other companies; and

•
Total remuneration levels, taking into account the grant-date fair value of annual long-term equity-based incentive awards and based on actual payout levels of annual non-equity incentive plan awards, would generally likely fall in a range between median levels and the 75th percentile.

Based in part on the ECC’s assessment of this independent compensation study, the ECC implemented numerous changes to our NEOs’ compensation program beginning in fiscal 2014. The ECC recognized that compensation levels in the past for our then CEO tended to be at levels above median as compared to peer company CEOs, but believes that the compensation of our CEO since fiscal 2014 now reflecting fully the changes implemented by the ECC, has placed total compensation within a reasonable range with respect to comparable executives in our industry. The ECC believes that a number of factors make our compensation program appropriate:

•
The management team, including the Chairman (who has resumed service as our CEO in September 2016), has extensive experience and an outstanding track record in the telecommunications equipment industry;

•
The completion of the TCS acquisition in fiscal 2016 represents a transformational event for Comtech. The management team has a history of successful integration of acquisitions and product innovation, which will be crucial for the future success of Comtech;

•	Even in the face of declining consolidated sales and challenging business conditions, management has delivered consistent operational profitability;

•
The Company’s cash position and cash flow provides our Board with the opportunity to authorize the repurchase of our common stock and pay annual dividends and the ability to make acquisitions. The ECC believes that our NEOs have a superior record of deploying capital productively; and

•
Our corporate executive team is lean. Our corporate NEOs oversee functions, such as legal, information technology, investor relations, and administration that, at many companies, have a separate department led by a senior executive officer. As such, benchmark comparisons of actual compensation based on title alone may not be fully comparable to the responsibilities of a given Comtech executive.

The ECC believes that our NEOs’ skills and experience are critical and will drive long-term total stockholder returns and that each of our individual NEOs’ fiscal 2016 compensation is well aligned with our fiscal 2016 performance and our long-term stockholder returns.

2016 Proxy Statement 38

COMPENSATION DISCUSSION AND ANALYSIS

In connection with its preliminary decision-making for fiscal 2016 compensation, the ECC reviewed an updated compensation study from Gallagher & Co. relating to CEO compensation. Information was presented regarding CEO compensation levels at the peer group companies listed above for the previous study, except that one company, Ixia, was excluded due to lack of available public information. Given the change in the size of the company as a result of the acquisition of TCS, the ECC intends to perform more updated review of peer group companies.

Executive Compensation Committee Interlocks and Insider Participation

During fiscal 2016, Messrs. Kaplan, Kantor and Waldman served as members of our Executive Compensation Committee. No member of our Executive Compensation Committee (i) is or was, during fiscal year 2016, an employee or an officer of Comtech or its subsidiaries, (ii) was previously an officer of Comtech or subsidiaries or (iii) has any relationship requiring disclosure as a related party transaction.

No executive officer of Comtech served as a director or a member of the compensation committee of another company.

Executive Compensation Committee Report

Our Executive Compensation Committee has furnished the following report. The information contained in the “Executive Compensation Committee Report” is not to be deemed to be “soliciting material” or to be “filed” with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filings.

Our Executive Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K of the Securities and Exchange Act of 1933 with management.

Based on such review and discussions, our Executive Compensation Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and in our Annual Report on Form 10-K for the fiscal year ended July 31, 2016 for filing with the SEC.

Executive Compensation Committee

Ira S. Kaplan, Chairman
Edwin Kantor
Dr. Yacov A. Shamash
Lawrence J. Waldman

2016 Proxy Statement 39

FISCAL 2016 COMPENSATION TABLES

Executive Compensation

The table below provides information concerning the compensation of our NEOs for the fiscal years ended July 31, 2016, 2015 and 2014.

Summary Compensation Table - Fiscal 2016

Name and Principal Position	Fiscal Year	Salary	Bonus	(2) Option Awards	(3) Stock Awards	(4) Non-Equity Incentive Plan Compensation	(5) All Other Compensation	Total
Fred Kornberg (1)	2016	$760,000	-	$452,350	$609,525	$1,025,700	$166,955	$3,014,530
Chairman, CEO &	2015	760,000	-	506,021	678,800	748,527	162,825	2,856,173
President	2014	735,000	-	467,347	489,995	652,793	208,500	2,553,635
Stanton D. Sloane (1)	2016	575,000	-	363,600	354,375	278,000	127,411	1,698,386
Former CEO & President	2015	287,500	375,000	995,002	187,503	-	101,348	1,946,353
Michael D. Porcelain	2016	408,000	-	181,800	184,275	419,862	44,942	1,238,879
Sr. VP & CFO	2015	395,000	-	178,596	237,580	260,692	39,695	1,111,563
	2014	380,000	-	148,451	170,012	223,198	29,510	951,171
Richard L. Burt	2016	385,000	-	163,620	170,100	89,028	23,099	830,847
Sr. VP and President	2015	380,000	-	148,830	220,610	89,062	58,127	896,629
Comtech Systems, Inc.	2014	365,000	-	131,957	155,012	196,483	53,744	902,196
John Branscum, Jr.	2016	325,000	-	175,740	170,100	135,027	34,329	840,196
Sr. VP and President	2015	300,000	-	148,830	169,700	98,500	14,453	731,483
Comtech EF Data Corp. and Comtech Xicom Technology, Inc.	2014	290,000	-	105,386	119,997	60,353	14,010	589,746

(1)
Our Chairman, CEO and President and our former CEO and President had employment agreements in effect in fiscal 2016, but our other NEOs did not. The significant provisions of these agreements, including termination provisions, are further described under the headings “Other Policies and Practices” and “Summary and Table of Potential Payments Upon Termination or Following a Change-in-Control.”

(2)
These amounts represent the aggregate grant date fair value of stock options, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), granted in fiscal 2014, 2015 and 2016. Assumptions used in the calculation of these amounts are discussed in Note 11 to our consolidated audited financial statements for the fiscal year ended July 31, 2016, included in our Annual Report on Form 10-K filed with the SEC on October 6, 2016.

(3)
These amounts represent the aggregate grant date fair value of grants of restricted stock units (considered Performance Shares under our 2000 Stock Incentive Plan), calculated in accordance with FASB ASC Topic 718, granted in fiscal 2014, 2015 and 2016. Assumptions used in the calculation of these amounts are discussed in Note 11 to our consolidated audited financial statements for the fiscal year ended July 31, 2016, included in our Annual Report on Form 10-K filed with the SEC on October 6, 2016. Performance-based restricted stock units awarded in fiscal 2016 have a three-year performance period (fiscal 2016 – fiscal 2018). The number of restricted stock units that may be earned based on performance over the full performance period can range from 70% of the target number if performance goals are achieved at the threshold performance level, to 200% of the target number if performance goals are achieved at the maximum performance level. See "Compensation Discussion and Analysis and the Table of Grants of Plan-Based Awards that Occurred in Fiscal 2016." No part of the restricted stock units will be earned if such performance fails to reach the threshold performance level for at least one of the performance goals. The amounts shown for fiscal 2016 in this column are the grant date fair values of the target number of performance-based restricted stock units. If the performance goals for the three-year performance period were to be achieved at the maximum levels, the grant-date fair value of the awards would have been as follows: Mr. Kornberg, $1,219,050; Mr. Sloane, $708,750; Mr. Porcelain, $368,550; Mr. Burt, $340,200; and Mr. Branscum, $340,200. Dividend equivalents accrue, as cash amounts, on the 2016 restricted stock units awards granted, subject to the same performance-based vesting requirements that apply to the granted restricted stock units.

(4)
Non-equity incentive plan compensation for each fiscal year was settled in the subsequent fiscal year upon final approval by the ECC and after the issuance of the Company’s annual audited financial statements. All awards were settled in cash. The details of the determination of the fiscal 2016 non-equity incentive plan compensation for our NEOs are discussed in the section of this Proxy Statement entitled “Compensation Discussion and Analysis.”

(5)
See “Details of All Other Compensation” table on the following page. With the exception of Dr. Sloane, amounts in this table reflect amounts reported in each individual NEO’s IRS Form W-2 relating to the calendar year that ended during such fiscal year.

2016 Proxy Statement 40

FISCAL 2016 COMPENSATION TABLES

Details of All Other Compensation

Name	Fiscal Year	401(k) Matching Contribution	Term Life Insurance	Automobile Allowance	Unused Vacation Time Paid Out	Expense Allowance	Health Savings Account Matching Contribution	Living and Relocation Expenses	Total “All Other” Compensation

Fred	2016	$10,600	$130,751	$8,199	$2,404	$15,000	-	-	$166,955
Kornberg	2015	10,400	130,751	6,674	-	15,000	-	-	162,825
	2014	10,200	132,860	6,948	43,492	15,000	-	-	208,500
Stanton D.	2016	10,600	16,573	11,194	-	-	-	$89,045	127,411
Sloane (1)	2015	10,600	762	6,194	-	-	-	83,792	101,348
	2014	-	-	-	-	-	-	-	-
Michael D.	2016	10,600	1,457	-	31,385	-	$1,500	-	44,942
Porcelain	2015	10,020	1,414	-	26,761	-	1,500	-	39,695
	2014	10,046	1,324	-	16,640	-	1,500	-	29,510
Richard L.	2016	10,600	2,615	-	9,884	-	-	-	23,099
Burt	2015	10,400	30,170	-	17,557	-	-	-	58,127
	2014	10,200	26,136	-	17,408	-	-	-	53,744
John	2016	10,600	579	-	23,150	-	-	-	34,329
Branscum,	2014	10,400	568	-	3,485	-	-	-	14,453
Jr.	2013	10,000	304	-	3,706	-	-	-	14,010

(1)	The amount of Living and Relocation Expenses for Dr. Sloane in fiscal 2016 includes living expenses of $89,045 payable pursuant to his employment agreement.

2016 Proxy Statement 41

FISCAL 2016 COMPENSATION TABLES

Nonqualified Deferred Compensation

The following table sets forth information with respect to amounts earned in prior years and for which delivery of the underlying shares was deferred until the earlier of (i) separation of service (within the meaning of Code Section 409A), (ii) a change of control of the Company, or (iii) death or disability:

Name of Executive Officer	NEO Contributions In Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings (Loss) in Fiscal 2016 (4)	Aggregate Withdrawals/ Distributions	Aggregate Balance at July 31, 2016
Fred Kornberg (1)	$53,495	-	($99,281)	-	$97,515
Stanton D. Sloane (2)	-	$36,208	(47,446)	-	55,082
Michael D. Porcelain	-	-	(73,747)	-	84,423
John Branscum, Jr.	-	$13,603	(14,369)	-	14,244

(1)	The $53,495 reflects the market value as of October 2, 2015 (the date of vesting for the third tranche) of performance shares that were granted in fiscal 2012.

(2)
The $36,208 reflects the market value as of June 5, 2016 (the date of vesting of the third tranche) of restricted stock units granted in fiscal 2013 while Dr. Sloane served as a non-employee director, and as of June 4, 2016 (the date of vesting of the second tranche) of restricted stock units granted in fiscal 2014 while Dr. Sloane served as a non-employee director.

(3)	The $13,603 reflects the market value as of September 23, 2015 (the date of vesting for the second tranche) of performance shares that were granted in fiscal 2013.

(4)
The aggregate earnings (loss) in fiscal 2016 reflect changes in the market value of the Company’s Common Stock during fiscal 2016, increased by accrued dividend equivalents, which equaled the cash dividends per share paid to our stockholders in fiscal 2016 for each deferred share credited to the participant as of the dividend payment date.

(5)
In accordance with SEC rules, the grant-date value of the share-denominated compensation that was originally deferred was previously reported in the "Summary Compensation Table" for the applicable fiscal year.

2016 Proxy Statement 42

FISCAL 2016 COMPENSATION TABLES

Table of Grants of Plan-Based Awards that Occurred in Fiscal 2016

		(1) Estimated Future Payouts Under Fiscal 2016 Non-Equity Incentive Plan Awards			(2) Estimated Future Payouts Under Fiscal 2016 Equity Incentive Plan Awards			(3) All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/share)	(4) Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Fred	Sept 21, 2015	$665,000	$950,000	$1,425,000	-	-	-	-	-	-
Kornberg	Aug 4, 2015	-	-	-	15,050	21,500	43,000	-	N/A	$609,525
	Sept 21, 2015	-	-	-	-	-	-	83,000	$26.62	452,350
Stanton D.	Sept 21, 2015	525,000	750,000	1,125,000	-	-	-	-	-	-
Sloane	Aug 4, 2015	-	-	-	8,750	12,500	25,000	-	N/A	354,375
	Aug 4, 2015	-	-	-	-	-	-	60,000	28.35	363,600
Michael D.	Sept 21, 2015	286,750	370,000	647,500	-	-	-	-	-	-
Porcelain	Aug 4, 2015	-	-	-	4,550	6,500	13,000	-	N/A	184,275
	Aug 4, 2015	-	-	-	-	-	-	30,000	28.35	181,800
Richard L.	Sept 21, 2015	260,400	336,000	577,500	-	-	-	-	-	-
Burt	Aug 4, 2015	-	-	-	4,200	6,000	12,000	-	N/A	170,100
	Aug 4, 2015	-	-	-	-	-	-	27,000	28.35	163,620
John	Sept 21, 2015	279,000	360,000	487,500	-	-	-	-	-	-
Branscum,	Aug 4, 2015	-	-	-	4,200	6,000	12,000	-	N/A	170,100
Jr.	Aug 4, 2015	-	-	-	-	-	-	29,000	28.35	175,740

(1)
Our fiscal 2016 non-equity incentive awards were granted under our 2000 Stock Incentive Plan and, in the case of Mr. Kornberg, also included an amount payable under his employment agreement. Amounts presented as “Threshold” assume all personal goals (if applicable) were achieved, and all financial performance goals were met at the threshold level (i.e., 70% of target). Amounts presented as “Maximum” assume all personal goals (if applicable) were achieved, and all financial performance goals were met at the maximum level (i.e., 150% of target in the case of the Chairman, and 200% of target in the case of other NEOs).

(2)
Restricted stock units were granted pursuant to our 2000 Stock Incentive Plan, and are considered Performance Shares under the terms of the plan. See Note (3) to the “Summary Compensation Table – Fiscal 2016.”

(3)	Stock option awards were issued pursuant to our 2000 Stock Incentive Plan. See Note (2) to the “Summary Compensation Table – Fiscal 2016.”

(4)	For stock awards, this amount represents the grant-date fair value of the target number of performance-based restricted stock units.

2016 Proxy Statement 43

FISCAL 2016 COMPENSATION TABLES

Outstanding Equity Awards at Fiscal Year End – Fiscal 2016

Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested (2)	Equity Incentive Plan Awards: Number of Unearned Shares or Other Rights That Have Not Vested (2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
Fred	9/21/2015	-	83,000	26.62	9/21/2025	-	-	-	-
Kornberg	8/4/2015	-	-	-	-	-	-	21,500	281,005
	8/4/2014	17,000	68,000	33.94	8/4/2024	-	-	20,000	261,400
	10/2/2013	-	-	-	-	-	-	20,123	263,008
	8/1/2013	34,000	51,000	27.25	8/1/2023	-	-	-	-
	6/5/2013	36,000	24,000	26.08	6/5/2023	-	-	6,469	84,550
	6/6/2012	40,000	10,000	29.51	6/6/2022	-	-	4,974	65,010
	6/2/2011	100,000	-	27.67	6/2/2021	-	-	-	-
	6/2/2010	100,000	-	28.84	6/2/2020	-	-	-	-

Stanton D.	8/4/2015	-	60,000	28.35	8/4/2025	-	-	12,500	163,375
Sloane	1/26/2015	30,805	123,220	33.76	1/26/2025	-	-	5,554	72,591
	6/4/2014	-	-	-	-	1,040	13,593	-	-
	6/6/2012	15,000	-	29.51	6/6/2017	-	-	-	-
	1/13/2012	5,753	-	29.72	1/13/2017	-	-	-	-

Michael D.	8/4/2015	-	30,000	28.35	8/4/2025	-	-	6,500	84,955
Porcelain	8/4/2014	6,000	24,000	33.94	8/4/2024	-	-	7,000	91,490
	10/2/2013	-	-	-	-	-	-	6,982	91,255
	8/1/2013	10,800	16,200	27.25	8/1/2023	-	-	-	-
	6/5/2013	15,000	10,000	26.08	6/5/2023	-	-	2,696	35,237
	6/6/2012	16,000	4,000	29.51	6/6/2022	-	-	1,990	26,009
	10/3/2011	20,000	5,000	27.21	10/3/2021	-	-	-	-
	6/2/2011	45,000	-	27.67	6/2/2021	-	-	-	-
	6/2/2010	43,750	-	28.84	6/2/2020	-	-	-	-

Richard L.	8/4/2015	-	27,000	28.35	8/4/2025	-	-	6,000	78,420
Burt	8/4/2014	5,000	20,000	33.94	8/4/2024	-	-	6,500	84,955
	10/2/2013	-	-	-	-	-	-	6,366	83,204
	8/1/2013	9,600	14,400	27.25	8/1/2023	-	-	-	-
	6/5/2013	7,500	5,000	26.08	6/5/2023	-	-	1,348	17,618
	6/6/2012	5,600	1,400	29.51	6/6/2022	-	-	697	9,110
	6/2/2011	11,000	-	27.67	6/2/2021	-	-	-	-
	6/2/2010	1,500	-	28.84	6/2/2020	-	-	-	-

John	8/4/2015	-	29,000	28.35	8/4/2025	-	-	6,000	78,420
Branscum,	8/4/2014	5,000	20,000	33.94	8/4/2024	-	-	5,000	65,350
Jr.	10/2/2013	-	-	-	-	-	-	4,928	64,409
	8/1/2013	8,000	12,000	27.25	8/1/2023	-	-	-	-
	6/5/2013	8,700	5,800	26.08	6/5/2023	-	-	1,563	20,428
	6/6/2012	9,600	2,400	29.51	6/6/2022	-	-	1,194	15,606
	6/2/2011	24,000	-	27.67	6/2/2021	-	-	-	-
	6/2/2010	12,000	-	28.84	6/2/2020	-	-	-	-

(1)
Each option granted subsequent to June 2, 2009, other than those granted to Dr. Sloane in 2012 while he was serving as a non-employee director (which vest 25% on each of the first and second anniversaries of the grant date, and as to the remaining 50% on the third anniversary of the grant date), vests as to 20% of the underlying shares on each of the first five anniversaries of the grant date. The options granted are subject to accelerated vesting in the event of a change-in-control, except in limited circumstances.

(2)
Each restricted stock unit award granted before fiscal 2014 vests as to 20% of the underlying shares on the date that the ECC determines that the performance measure relating to the stock awards has been met. Assuming the performance measure has been met, the remaining 80% of the underlying shares vest 20% each on the first through fourth anniversaries of the date that the first 20% vested. Each restricted stock unit award granted during fiscal 2014, fiscal 2015 and fiscal 2016 vests over a three-year performance period that ends on July 31, 2016, July 31, 2017 and July 31, 2018, respectively, if pre-established performance goals are attained. The number of outstanding performance shares included in the above table, and the related payout values, assume achievement of the pre-established goals at a target level. Unless an NEO has elected deferral, one share of Common Stock will be issued for each share earned on each vesting date. Market value is based on the closing price of our Common Stock on July 31, 2016 of $13.07 per share.

2016 Proxy Statement 44

FISCAL 2016 COMPENSATION TABLES

Table of Option Exercises and Stock Vesting that Occurred in Fiscal 2016

Name of Executive Officer	Number of Shares Acquired on Exercise	Value Realized on Exercise	(1) Number of Shares Acquired on Vesting	(2) Value Realized on Vesting
Fred Kornberg	-	-	4,643	$109,789
Stanton D. Sloane	-	-	-	-
Michael D. Porcelain	-	-	1,893	44,849
Richard L. Burt	-	-	797	19,209
John Branscum, Jr.	-	-	1,118	26,445

(1)	8,451 restricted stock units vested during fiscal 2016, and 156,924 of such awards granted to NEOs (at target in the case of long-term performance shares) were outstanding at fiscal year-end.

(2)
Amounts represent the market value of the award at the vesting date, based on the closing price per share of our Common Stock on the NASDAQ Global Select Market on that date (or the nearest preceding trading date).

Summary and Table of Potential Payments Upon Termination or Following a Change-in-Control

In this section, we describe our commitments, in effect during fiscal 2016, under agreements and plans to provide payments in connection with terminations of employment and in connection with a change-in-control. In the discussion, we refer to our current Chairman, CEO and President as the "Chairman", the position he held in fiscal 2016, and we refer to our former CEO and President, who was serving in those capacities at fiscal year-end, as the "former CEO." Terms of the Chairman's employment agreement applicable in fiscal 2017 are described above under the heading "Other Policies and Practices."

Severance Agreements and Severance Payments

Except for agreements with our Chairman and our former CEO, we did not have in place employment agreements providing for severance for terminations prior to a change-in-control with any of our NEOs in fiscal 2016. All NEOs (other than our Chairman and former CEO) participated in our company-wide severance plan, which provides U.S. employees, who are terminated by us without cause, with severance payments equal to two weeks of salary for less than five years of service, three weeks of salary for five or more years of service but less than fifteen years of service, and four weeks of salary for fifteen or more years of service. Severance under the plan is not based on annual incentives such as cash bonuses, non-equity incentive awards or equity-based awards, and the plan does not provide outplacement services or subsidized medical coverage.

2016 Proxy Statement 45

FISCAL 2016 COMPENSATION TABLES

As detailed in the chart below, the employment agreements of our Chairman and our former CEO required severance payments in the event either was terminated in specified circumstances. Liquidated damages would have been payable to our Chairman in the event that, prior to a change-in-control, we terminated his employment not for cause or he terminated employment due to our material breach of a term in the employment agreement. The amount of these liquidated damages would have been equal to his base salary payable for the remainder of the employment term (which would have expired July 31, 2017 under terms then in effect) plus the incentive compensation, calculated as three percent of our pre-tax profits, for the fiscal year of termination, plus a payment of $22,500 and two years of continued life insurance coverage. We would have been liable also for certain attorneys' fees incurred in enforcing the executive's rights under the agreement. In the case of our former CEO, payments in the event that, prior to a change-in-control, we terminated his employment not for cause or he terminated employment due to our material breach of a term of the employment agreement would have been required in the form of salary continuation for 12 months, incentive compensation earned by performance achieved in the full year of termination, payment of $1,200 per month for six months for medical coverage, and accelerated vesting of equity awards. We would have been liable also for certain attorneys' fees incurred in enforcing the executive's rights under the agreement.

Change-in-Control Agreements and Change-in-Control Payments
In fiscal 2016, in the event of a change-in-control and certain qualifying terminations of employment relating to a change-in-control, we would have been required to make specified payments to our Chairman and our former CEO under the terms of their employment agreements and to our other NEOs under the terms of their change-in-control agreements.

Our change-in-control agreements (or change-in-control provisions in the referenced employment agreements) contained “double-trigger” clauses. In other words, before any individual NEO could receive any change-in-control payments, two events must have occurred: (i) a Change-in-Control (as defined in the 2000 Stock Incentive Plan) and (ii) the individual NEO’s existing employment relationship ends either due to a termination not for cause or the NEO terminates the then existing employment relationship for “good reason” (as that term is defined in the agreement) during a twenty-four month protection period (or 30 months in the case of our Chairman) after the occurrence of a change-in-control. Good reason includes the assignment of any duties inconsistent in any material adverse respect with the individual NEO’s original position, authorities or responsibilities, a material reduction in compensation (as defined in the agreement), and the relocation of employment to a location more than fifty miles from the location of the individual NEO’s principal place of employment prior to the change-in-control. Providing this improved job security is important in order that we can retain executives through the disruption of a change-in-control and thereafter. In addition, these provisions are intended to be fair and competitive to aid in attracting and retaining experienced executives.

Upon a change-in-control and qualifying termination in fiscal 2016, our NEOs (including our former CEO) would have received payments based on the level or “tier” to which the NEO is assigned which was based on an assessment of market competitiveness and is shown in the table below:

Title	Tier	Summary of Change-in-Control Amounts Payable
Chairman	1
The change-in-control payments multiplier would be the greater of 2.5 or the number of years remaining under the terms of the employment agreement (one year remained at July 31, 2016) for base salary and 2.5 for the average annual incentive award paid or payable for the three fiscal years prior to the year in which the change-in-control occurred. Annual incentive in any year in which long-term performance shares are granted will include the grant-date fair value of those awards. Certain other benefits, shown in the table below, would also be payable.

24 months of medical and life insurance

All Other NEOs	2
Cash equal to 2.5 times the sum of the annual base salary in effect and the average of annual incentive awards paid or payable for the three fiscal years prior to the termination of employment. Certain other benefits, shown in the table below, would also be payable.

2016 Proxy Statement 46

FISCAL 2016 COMPENSATION TABLES

All of our NEOs, other than our Chairman, as of July 31, 2016, had change-in-control agreements that provided for the following:

•
With respect to each individual NEO’s annual incentive award for the fiscal year in progress at the date of their qualifying termination (as that term is defined) and their annual incentive award for any previously completed year for which a final annual incentive award has not yet been determined, awards will vest as follows:

(i) any award based on pre-set performance goals based on the level of actual achievement of such performance goals through the earlier of the end of the performance period or the date of termination; and

(ii) any discretionary award as of the date of termination based on a level consistent with the level of annual incentives (as a percentage of base salary) of other executives of comparable rank whose annual incentives are based on pre-set performance goals, but in an amount not less than the pro rata amount of the individual NEO’s average prior years’ annual incentive amount referred to above.

•
For a period of up to one year following the 24-month protected period after the change-in-control, termination of the individual NEO’s employment by us not for cause or by the individual NEO for good reason (as defined in the agreement) would entitle them to receive a payment equal to 1.5 times the sum of their base salary and their average annual incentive awards under the 2000 Stock Incentive Plan actually paid or payable for performance in the three fiscal years preceding the year in which the change-in-control occurs.

None of our change-in-control agreements nor the two referenced employment agreements contained provisions that provided for a tax “gross-up” if change-in-control payments were to trigger “golden parachute” excise taxes. In the event that the amounts payable to the individual NEO in connection with a change-in-control and their termination thereafter are subject to the golden parachute excise tax, the payment to be made to the individual NEO may be reduced if the reduction would provide the individual NEO with a greater after-tax amount than would be the case if no such reduction took place.

Under the change-in-control agreements for our NEOs other than our Chairman, each individual NEO would be eligible, subject to compliance with certain post-employment restrictions, for company-provided health-care benefits in the event of a termination in connection with a change-in-control. In addition, each agreement prohibits an individual NEO from competing (as defined) with us for a period of one-year after a change-in-control. The initial term of the change-in-control agreements is two years, with annual renewals thereafter.

The summary table on the following page takes into consideration the circumstances of the event and the additional payments that each NEO would be entitled to under the agreements described above and the 2000 Stock Incentive Plan, assuming the event occurred as of July 31, 2016 . In accordance with SEC rules, company-wide benefits and plans (including severance payments described above) that are generally available to all salaried employees and are non-discriminatory are excluded. Amounts shown are calculated without regard to the potential for reduction in order that the executive not incur a golden parachute excise tax.

2016 Proxy Statement 47

FISCAL 2016 COMPENSATION TABLES

Termination Scenario (As of July 31, 2016)	Fred Kornberg	Stanton D. Sloane	Michael D. Porcelain	Richard L. Burt	John Branscum, Jr.
Potential Severance Payments upon Termination:

Termination by Us Without Cause or Voluntary Termination Due to Company Breach
Amount payable per employment agreement	$1,742,770	$853,000	-	-	-
Health and life insurance continuation (3)	261,502	7,200	-	-	-
Long-term equity incentive award vesting (1)	-	249,559	-	-	-
Single payment payable per employment agreement	22,500	-	-	-	-

Potential Change-in-Control Payments:

Change-in-Control – Assuming no Termination (as defined)
Long-term equity incentive award vesting (1)	$954,973	$249,559	$328,946	$273,307	$244,213

Termination Without Cause or For Good Reason (as defined)
Amount payable per employment agreement	3,777,269	-	-	-	-
Non-equity incentive plan award payable (2)	1,025,700	-	-	-	-
Health and life insurance continuation (3)	263,097	-	-	-	-
Single payment payable per employment agreement	37,500	-	-	-	-

Termination Without Cause or For Good Reason (as defined)
Change-in-control payments	-	$2,397,115	$1,562,587	$1,271,258	$978,036
Non-equity incentive plan award payable (2)	-	278,000	419,862	89,028	135,027
Health and life insurance continuation (3)	-	47,317	33,947	47,004	69,620

(1)
These amounts represent the aggregate value of stock-based awards (including the value of in-the-money stock options) as of July 31, 2016 that would become vested as a direct result of the applicable termination or upon a change-in-control. The performance-based restricted stock units granted in 2014, 2015 and 2016 would become vested upon a change-in-control if replacement awards providing equivalent rights and benefits were not granted, but not otherwise. If vesting accelerates for such awards, the restricted stock units will be deemed to be earned at the higher of the target level or the actual performance level to date projected to be continued through the end of the performance period. For purposes of this table it is assumed that such awards would have vested as of July 31, 2016 (i.e., that they would not be assumed in the transaction), and the applicable level of such vesting would have been the target level. These aggregate values do not reflect the value of stock-based awards based on their remaining term, and do not discount the value of awards based on the portion of the vesting period elapsed at the date of the termination event or change-in-control. Market value and in-the-money value are based on the closing price of our Common Stock, $13.07, on July 31, 2016.

(2)	The non-equity incentive plan awards represent the amount that would have been payable without the use of the ECC’s negative discretion.

(3)
Health and life insurance continuation amounts are estimates based on the current plan in which executive officer is enrolled and will vary in amount for a given executive officer based on the actual plan and actual costs following termination of employment. Mr. Kornberg has voluntarily elected to discontinue participation in the Company’s medical insurance program and enrolled in a non-Company sponsored healthcare plan.

None of the above payments have actually been made to any of the NEOs. The actual payments and benefits that would be made to each NEO under each circumstance can only be known once a qualifying event occurs. For a description of the actual payments to our former CEO in connection with his termination of employment, see the "Compensation Discussion and Analysis - Other Policies and Practices Employment Agreements and Change-In-Control Practices - Former CEO's Employment Agreement."

2016 Proxy Statement 48

FISCAL 2016 COMPENSATION TABLES

Securities Authorized for Issuance Under Equity Compensation Plans
Equity Compensation Table

The following table sets forth information as of July 31, 2016 regarding our compensation plans and the Common Stock we may issue under the plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights, and conversion of stock units, restricted stock units and performance shares (1)	Weighted-average exercise price of outstanding options, warrants and rights, and conversion of stock units, restricted stock units and performance shares (1)	Number of securities remaining available for future issuance under equity compensation plans (2)
Equity compensation plans approved by stockholders	2,623,831	$24.78	1,640,165
Equity compensation plans not approved by stockholders	—	—	—
Total	2,623,831	$24.78	1,640,165

(1)
The number reported in this column assumes that long-term performance shares are earned at 200% of the target number of long-term performance shares. See Note (3) to the “Summary Compensation Table - Fiscal 2016.” stock units, restricted stock units and performance shares are convertible into shares of our Common Stock on a one-for-one basis, subject to certain vesting and other requirements, and do not require the payment of an exercise price. As such, for these awards, the weighted average exercise price reflected in the above table assumes a zero exercise price. The weighted average exercise price of stock option awards only was $28.87 as of July 31, 2016.

(2)
Includes 165,627 shares available for issuance under the Comtech Telecommunications Corp. Employee Stock Purchase Plan. That plan permits employees to purchase shares at a discount from fair market value of up to 15% of the market price of our Common Stock at the beginning or end of each calendar quarter. 1,474,538 shares remained available for issuance under the 2000 Stock Incentive Plan for either stock options, stock appreciation rights (which constitute options, warrants or rights for purposes of this table), restricted stock, stock units, and other full-value awards.

2016 Proxy Statement 49

AUDIT COMMITTEE AND OTHER MATTERS

Audit Committee Report

Our Audit Committee has furnished the following report.

The information contained in the “Audit Committee Report” is not to be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (“SEC”), nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filings.

The Audit Committee assists the Board of Directors in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of Comtech, the audits of Comtech’s consolidated financial statements and internal control over financial reporting, the qualifications and performance of the independent registered public accounting firm engaged as Comtech’s independent auditor, and the performance of Comtech’s internal auditor. Management is responsible for the financial statements and the reporting process, including the system of internal controls. Deloitte & Touche LLP (“Deloitte”), Comtech’s independent registered public accounting firm, is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America and on the effectiveness of the Company’s internal control over financial reporting.

In fiscal 2016, in fulfilling its responsibilities the Audit Committee, among other things:

•	reviewed and discussed the audited financial statements contained in the 2016 Annual Report on SEC Form 10-K with Comtech’s management and with Deloitte;

•
discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 16, Communication with Audit Committees, as amended and adopted by the Public Company Accounting Oversight Board; and

•
received written disclosures and the letter from Deloitte required by Public Company Accounting Oversight Board Rule 3526, "Communication with Audit Committees Concerning Independence," and discussed with Deloitte its independence from Comtech and its management.

In reliance on the reviews and discussion noted above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in Comtech’s Annual Report on Form 10-K for the fiscal year ended July 31, 2016, for filing with the SEC.

Audit Committee

Lawrence J. Waldman, Chairman
Ira S. Kaplan
Robert G. Paul

2016 Proxy Statement 50

AUDIT COMMITTEE AND OTHER MATTERS

Certain Relationships and Related Transactions
Policies and Procedures Regarding Related Party Transactions
Our Standards of Business Conduct provide that transactions with related parties, as defined in the Standards of Business Conduct, must be communicated to the Corporate Compliance Officer and, as applicable, the Audit Committee. The Audit Committee evaluates all transactions between the Company and any of its directors, executive officers, family members of directors and executive officers, and companies in which any director, executive officer or family member is known to be employed or is known to be a partner, principal or in a similar position.

In addition, our Corporate Governance Guidelines adopted by the Audit Committee provide that, without the prior approval of a majority of disinterested members of the full Board of Directors and, if required by applicable listing standards, the Company will not make significant charitable contributions to organizations in which a director or family member of the director is affiliated, enter into consulting contracts with (or otherwise provide indirect compensation to) a director, or enter into any relationships or transactions (other than service as a director and Board of Directors committee member) between the Company and the director (or any business or nonprofit entity or organization in which the director is a general partner, controlling stockholder, officer, manager, or trustee, or materially financially interested).

When evaluating any related party transaction, the Audit Committee considers, among other matters, the terms of the proposed transaction or arrangement, as compared to the terms that could reasonably be expected to be obtained from an unrelated party, and whether the proposed transaction or arrangement is in the best interests of the Company and its stockholders.

Certain Transactions
We lease a 46,000 square foot facility in Melville, New York from a partnership controlled by our Chairman, CEO and President. This facility has been used by our Government Solutions segment for manufacturing, engineering, sales and other administration functions for many years. In June 2011, in connection with our lease expiring in December 2011, our Nominating and Governance Committee of the Board of Directors performed a comprehensive assessment to determine: (i) whether or not the facility met our current and future business requirements, and (ii) what terms and conditions we should consider in potentially negotiating a new lease. In determining current and future business requirements, the Nominating and Governance Committee considered detailed operational requirements prepared by appropriate management levels within our RF microwave amplifiers segment. In determining the terms and conditions that we should consider, our Nominating and Governance Committee obtained written reports from three independent commercial real estate firms regarding prevailing rents for comparable facilities in the general vicinity. Our annual rent for this facility was approximately $611,000 for fiscal 2016. The lease provides for our use of the premises as they exist through December 2021 with an option, exercisable by us, for an additional ten-year period. Additionally, we have a right of first refusal in the event of a sale of the facility.

The son of Mr. Burt (a Senior Vice President of the Company and President of Comtech Systems, Inc.) is employed by our Company as a Vice President of International Marketing and his aggregate compensation (including salary and incentive sales commissions) for fiscal 2016 of approximately $203,000 was comparable with other Comtech employees in similar positions.

2016 Proxy Statement 51

PROPOSALS

PROPOSAL NO. 1 – ELECTION OF THREE DIRECTORS
ttt
Our Board of Directors recommends a vote
FOR the Election of
Fred Kornberg,
Edwin Kantor, and
Yacov A. Shamash
to our Board of Directors

Our Board of Directors is divided into three classes. Members of our Board of Directors are elected for three-year terms, with the term of office of one class expiring at each annual meeting of Comtech’s stockholders. Mr. Kornberg and Mr. Kantor are in the class whose term of office expires at the Fiscal 2016 Annual Meeting of Stockholders. Messrs. Paul and Waldman are in the class whose term of office expires at the Fiscal 2018 Annual Meeting of Stockholders. Mr. Kaplan is, and Dr. Shamash, if he is re-elected at the Fiscal 2016 Annual Meeting of Stockholders, will be in the class whose term expires at the Fiscal 2017 Annual Meeting of Stockholders. All directors serve until their successors are duly elected and qualified. Mr. Kornberg and Mr. Kantor are current directors standing for re-election, and were elected at the Fiscal 2013 Annual Meeting of Stockholders held on December 10, 2013. Dr. Shamash was appointed as a Director by the Board of Directors in October 2016. To be elected, each nominee must receive a plurality of the votes cast with respect to his director class at the Fiscal 2016 Annual Meeting of Stockholders. Only votes cast FOR a nominee will be counted. Abstentions, votes withheld and broker non-votes will have no effect on the outcome of the election.

See Part 2 - "Stockholders, Directors and Executive Officers" for biographies and director qualifications of our nominees for Director.

2016 Proxy Statement 52

PROPOSALS

PROPOSAL NO. 2 - APPROVE
(ON AN ADVISORY BASIS) COMPENSATION OF THE
NAMED EXECUTIVE OFFICERS AS DISCLOSED
IN THIS PROXY STATEMENT
ttt

Our Board of Directors recommends a vote
FOR the proposal to approve compensation of
the Named Executive Officers as disclosed in this Proxy Statement.

The ECC believes that compensation of our executive officers in fiscal 2016 met the objectives of our program which were to foster long-term business success using a pay-for-performance philosophy.

We are providing stockholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers (“NEOs”) as disclosed in this Proxy Statement, including in the section entitled “Compensation Discussion and Analysis,” the compensation tables and other executive compensation disclosures. Stockholders are being asked to vote on the following resolution:

Resolved, that the stockholders approve the compensation of Comtech’s executive officers named in the Summary Compensation Table, as disclosed in Comtech’s Proxy Statement dated November 21, 2016, including the Compensation Discussion and Analysis, the compensation tables and other executive compensation disclosures.

At our Fiscal 2011 Annual Meeting of Stockholders, our Board recommended and our stockholders voted to approve, on an advisory basis, an annual frequency for say-on-pay advisory votes, rather than every two years or every three years. We currently intend to submit say-on-pay advisory votes to stockholders at each annual meeting of stockholders.

Although this proposal is advisory and not binding, the ECC, which is comprised solely of independent directors and is responsible for making decisions regarding the amount and form of compensation paid to our executive officers, will carefully consider the stockholder vote on this matter, along with other expressions of stockholder views it receives on specific policies and desirable actions. In each case, the ECC will seek to understand the concerns that influenced the vote and address them in making future decisions affecting our executive compensation program.

Please refer to the sections of this Proxy Statement entitled “Compensation Discussion and Analysis” and “Fiscal 2016 Compensation Tables” for a detailed discussion of our executive compensation principles and practices, the fiscal 2016 compensation of our NEOs, and changes implemented in our program for fiscal 2016.

We urge you to read these sections of the proxy statement and the related compensation tables closely in determining how to vote on this matter.

2016 Proxy Statement 53

PROPOSALS

PROPOSAL NO. 3 – RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ttt

Our Board of Directors recommends a vote FOR the ratification of the selection of
Deloitte & Touche LLP as our independent registered public accounting firm.

KPMG LLP (“KPMG”) served as the Company’s independent registered public accounting firm until March 13, 2015, at which time our Board of Directors, following the recommendations of our Audit Committee, dismissed KPMG and selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the 2016 fiscal year, subject to ratification by our stockholders.

No audit report of KPMG on the Company’s consolidated financial statements for either of the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and subsequent interim period preceding KPMG’s dismissal, there was no disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement (if not resolved to the satisfaction of KPMG) would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During the Company’s two most recent fiscal years and subsequent interim period preceding KPMG’s dismissal, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and subsequent interim periods preceding Deloitte’s engagement, neither the Company nor anyone on its behalf consulted Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Deloitte to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

If our stockholders do not ratify the selection of Deloitte, it will be reconsidered by our Board of Directors. Even if the selection is ratified, our Audit Committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if our Audit Committee determines that such a change would be in our stockholders’ best interests. Representatives of Deloitte are expected to be present at the Fiscal 2016 Annual Meeting of Stockholders, with the opportunity to make a statement, should they so desire, and to be available to respond to appropriate questions.

Our Audit Committee reviews each service performed by Deloitte on a case-by-case basis before approving all audit or permissible non-audit services. Our Audit Committee has concluded that the non-audit services provided by Deloitte are compatible with maintaining the independent registered public accounting firm’s independence.

2016 Proxy Statement 54

PROPOSALS

Principal Accountant Fees and Services

The following is a summary of the fees billed to us for the fiscal year ended July 31, 2015 and fees billed to or payable by us for the fiscal year ended July 31, 2016 by Deloitte for professional services rendered:

Fee Category	Fiscal 2016 Fees	Fiscal 2015 Fees

Audit fees (1)	$1,178,000	581,000
Tax fees (2)	135,000	96,000
All other fees (3)	889,000	—
Total Fees	$2,202,000	677,000

(1)
Audit fees consist of fees for assurance and related services that are reasonably related to the performance of the audit of our annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided in connection with statutory and regulatory filings or engagements. Audit fees include fees related to the audit of our report on internal control over financial reporting, issuance of consents, and statutory audits of certain foreign subsidiaries.

(2)	Tax fees consist of fees billed for professional services regarding federal, state and international tax compliance, tax advice and tax planning.

(3)	All other fees primarily relate to additional services performed as a result of our June 2016 $95.0 million equity offering and fees associated with our acquisition of TCS.

2016 Proxy Statement 55

PROPOSALS

PROPOSAL NO. 4 – APPROVAL OF OUR AMENDED 2000 STOCK
INCENTIVE PLAN, INCLUDING AN INCREASE IN THE NUMBER OF
SHARES OF OUR COMMON STOCK AVAILABLE UNDER THE 2000
PLAN, EXTENDING THE 2000 PLAN TERM UNTIL NOVEMBER 18, 2026
AND REAPPROVING THE MATERIAL TERMS OF PERFORMANCE
GOALS UNDER INTERNAL REVENUE CODE SECTION 162(m)
ttt

Our Board of Directors recommends a vote
FOR the approval of our amended
2000 Stock Incentive Plan.

At the Fiscal 2016 Annual Meeting of Stockholders, stockholders will be asked to approve our amended 2000 Stock Incentive Plan (the “2000 Plan”). Our stockholders approved the 2000 Plan and prior amendments at our Annual Meetings of Stockholders in 1999, 2006, 2007, 2009 and 2012. On November 18, 2016, the Board of Directors approved our amended 2000 Plan, subject to approval by our stockholders, to, among other things, increase the available share reserve under the 2000 Plan by 500,000 shares (see “Increase in Share Reserve” below) and to extend the term of the 2000 Plan for an additional ten years. In addition, stockholder approval of our amended 2000 Plan will constitute reapproval of the material terms of the performance goals under the 2000 Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (see “-Section 162(m) Performance Goals” below).

As a result of the TCS acquisition, we have doubled our employee base and need to increase our shares available for stock awards to remain competitive. The Board of Directors believes that it is desirable to increase the share reserve so that we can continue to meet the goals of our equity incentive program of attracting, retaining and motivating our executives and employees and linking their interests with those of our stockholders through long-term equity-based compensation. If the proposed increase in the share reserve is not approved by our stockholders, we may be unable to maintain our current new hire and annual equity grant practices, which would put us at a significant competitive disadvantage in attracting and retaining talent. We would also be compelled to replace equity incentive awards with cash awards, which may not align the interests of our executives and employees with those of our stockholders and our long-term business strategy as effectively as equity incentive awards.

Increase in Share Reserve

The following table shows the aggregate number of shares subject to outstanding equity awards under the 2000 Plan (our only current equity award plan) as of July 31, 2016, together with the shares that would be available for future awards if the proposed amended 2000 Plan is approved by stockholders. If approved by stockholders, the amended 2000 Plan would add 500,000 shares to the current reserve under the 2000 Plan, effective December 8, 2016. We refer to the shares subject to outstanding equity awards plus those available for future equity awards as “overhang”:

Shares subject to outstanding awards (1)	2,473,892
Shares to be available for future awards (2)	1,974,538
Total share “overhang” (3)	4,448,430
Percentage of outstanding shares (diluted) (4)	15.9%

(1)	Includes 2,256,679 outstanding stock options,173,852 outstanding performance shares, at target, and 43,361 outstanding restricted stock units, shares of restricted stock and stock units.

(2)	The shares would be available for all types of awards under the 2000 Plan.

2016 Proxy Statement 56

PROPOSALS

(3)
If the proposed amended 2000 Plan is approved by our stockholders, the number of shares stated in Section 4.1 of the 2000 Plan would be 9,462,500. This number includes the shares (as adjusted for stock splits) delivered under equity awards since the inception of the 2000 Plan approximately 16 years ago. The “overhang” number presents the full number of shares that potentially would be deliverable under the amended 2000 Plan going forward.

(4)
Outstanding shares (the denominator in this calculation) include all common stock outstanding at July 31, 2016 plus the potential dilution from issuance of shares reserved for outstanding awards and available for future awards under the 2000 Plan as proposed to be amended.

Other Changes to the 2000 Plan

The amended 2000 Plan would extend the term during which awards can be granted under the 2000 Plan until November 18, 2026. Currently the 2000 Plan’s authorization for grants of awards would expire in October 2019.

The amended 2000 Plan also adds an annual limit on equity awards and related compensation that may be granted to a non-employee director. This limitation would apply such that the grant-date fair value of equity awards granted in any fiscal year, together with the value of any cash compensation paid (or projected to be paid) to the non-employee director in that fiscal year, will not exceed $400,000, except that in the case of a non-employee Chairman of the Board or Lead Independent Director, the limit will be $700,000. Fair value of awards is determined by applying the usual accounting rules applicable to our equity awards. This provision will be deemed to authorize and approve both the cash compensation and the equity awards that comply with the applicable annual limit. The limit will not apply to compensation payable to a non-employee director under an agreement, plan or arrangement that arose from the non-employee director’s prior service as an employee of Comtech.

Section 162(m) Performance Goals

Stockholder approval of the amended 2000 Plan will constitute reapproval of the material terms of the performance goals under the 2000 Plan. We are seeking approval of the material terms of the performance goals to preserve our ability to grant annual and long-term incentive awards that are intended to meet the requirements to avoid the disallowance of tax deductibility under Section 162(m) of the Code.

Section 162(m) of the Code generally limits the federal income tax deduction for compensation paid to any person who serves as chief executive officer or who is one of the three other most highly compensated executive officers, other than the chief financial officer, of a publicly held corporation (each such person, a “Covered Employee”) to $1.0 million per year, with an exception for qualified performance-based compensation.

The Board of Directors believes it is in our best interest to preserve the flexibility to grant cash and equity incentive awards that are intended to comply with the qualified performance-based compensation exception under Section 162(m) of the Code.

One of the requirements of the qualified performance-based compensation exception under Section 162(m) of the Code is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by stockholders at least once every five years. For purposes of Section 162(m) of the Code, the material terms of the performance goals are:

•	a description of the business criteria on which the performance goals are based, as further discussed below; and

•
either the maximum amount of compensation that could be paid to an employee if the performance goals are attained or the formula used to calculate the amount of compensation to be paid to the employee if the performance goals are attained, as further discussed below; and

•	the eligibility terms of the 2000 Plan, which permit grants of annual and long-term incentive awards to executive officers and other than Plan participants.

2016 Proxy Statement 57

PROPOSALS

Other Recent Amendments to the 2000 Plan

Since the time our stockholders last approved amendments to the 2000 Plan at the Fiscal 2011 Annual Meeting of Stockholders, the Board of Directors has approved certain amendments to the 2000 Plan that were not subject to stockholder approval. These amendments include the following:

•
Effective June 5, 2013, the 2000 Plan was amended to permit non-employee directors to elect at any time, subject to Committee approval, to receive in lieu of an annual grant of stock options a number of shares of restricted stock equal to the Black-Scholes value on the date of grant that such director elected not to receive, divided by the fair market value of the Common Stock on the date of grant;

•
Effective October 2, 2013, the 2000 Plan was amended to (i) provide that non-employee directors will be eligible to receive dividend equivalents in respect of awards of RSUs and stock units, (ii) provide that dividend equivalents may be received in respect of performance-based awards (including performance shares and performance units) from the beginning of the performance period as though the recipient had been a holder of Common Stock at such time, (iii) provide that dividend equivalents received in respect of certain awards (including performance shares and other stock-based awards) may be in the form of either cash or additional awards of the same type, and (iv) permit non-employee directors to elect at any time, subject to Committee approval and compliance with applicable tax laws, to receive fully-vested stock units in lieu of all or a portion of such director’s annual cash retainer elected not to receive, divided by the fair market value of the Common Stock on the date of grant.

•
Effective December 10, 2015, the 2000 Plan was amended to (i) change the method for determining the initial and annual stock option grants to non-employee directors and (ii) provide the Board of Directors with discretion to determine the vesting and term of stock awards granted to non-employee directors.

•	The 2000 Plan was further amended to set the grant date fair value of annual equity awards granted to non-employee directors on and after August 9, 2016 at $120,000.

•
Effective November 18, 2016, the 2000 Plan was amended to (i) reduce from 10% to 5% the number of shares reserved for grant under the 2000 Plan that may be granted as full-value awards not subject to minimum vesting requirements and (ii) revise share counting provisions to clarify that the 2000 Plan prohibits liberal share recycling.

The foregoing amendments are reflected in the summary of the 2000 Plan set forth below.
Purpose of the 2000 Plan

The 2000 plan helps us in a number of ways:

•	To attract, retain, motivate and reward employees, non-employee directors and consultants;

•	To strengthen the mutuality of interests between our employees, directors and consultants and our stockholders; and

•	To provide a means for qualifying awards under tax provisions so that performance-based compensation may be tax deductible by Comtech.

The Board of Directors and the ECC intend to continue to use awards linked to shares of Common Stock and cash-based incentive awards to provide incentives for the achievement of important operational and/or financial performance objectives and to promote our long-term success. In particular, we believe that in a competitive environment for qualified executive and other personnel, our ability to provide equity-based awards will continue to be a key factor in the recruitment and retention of such personnel. The 2000 Plan is likewise important to our ability to attract and retain qualified and experienced persons to serve as non-employee directors.

Overview of Awards Under the 2000 Plan

The 2000 Plan authorizes a broad range of awards, including:

•	stock options;

•	stock appreciation rights (“SARs”);

•	restricted stock, a grant of actual shares subject to a risk of forfeiture and restrictions on transfer;

•	performance units;

2016 Proxy Statement 58

PROPOSALS

•	restricted stock units (“RSUs”), a right to receive shares at a specified future date, subject to a risk of forfeiture;

•	stock units, a right to receive shares at a specified future date;

•	other stock-based awards;

•	performance shares or other stock-based performance awards; these are in effect deferred stock or restricted stock awards that may be earned by achieving specific performance objective; and

•	cash incentive awards earnable by achievement of specific performance objectives.

Vote Required for Approval
The approval of our amended 2000 Stock Incentive Plan and related actions will require the affirmative vote of a majority of the shares voted in person or by proxy.

Reasons for Stockholder Approval
We seek approval of our amended 2000 Plan by stockholders in order to meet the requirements of the NASDAQ Global Marketplace and to satisfy the requirements of Internal Revenue Code Section 162(m), as discussed above, to help us preserve our ability to seek to claim tax deductions for compensation to executive officers. Stockholder approval of annual limits on awards to non-employee directors is intended to satisfy a provision of the Delaware General Corporation Law that can reduce the risk of litigation.

Stockholder approval will permit designated stock options to qualify as incentive stock options (“ISOs”) under the Internal Revenue Code.  Such qualification can give the holder of the options more favorable tax treatment, as explained below. Finally, our Board of Directors regards such stockholder approval to be consistent with corporate governance best practices.

Restrictions on Repricing
The 2000 Plan includes a restriction providing that, without stockholder approval, we will not amend or replace options or SARs previously granted under the 2000 Plan in a transaction that constitutes a “repricing.” The transactions that would require stockholder approval include amending an outstanding option or SAR to reduce its exercise price, substituting a new option or SAR at a lower exercise price or base price for a surrendered option or SAR, issuing any other type of award or paying cash in exchange for the surrender of an option or SAR at a time that its exercise price or base price exceeds the current market price of common stock or if the new award or cash has a value in excess of the then in-the-money value of the surrendered option or SAR. Adjustments to the exercise price or number of shares subject to an option or SAR and similar adjustments to all types of awards, to reflect the effects of a stock split or certain other corporate transactions, will not require separate stockholder approval, however.

Summary of the 2000 Plan
The following is a summary of the material terms of the 2000 Plan, as amended. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2000 Plan. A copy of the 2000 Plan, restated to reflect all prior amendments and the proposed amendments, has been filed with the SEC with this Proxy Statement as Appendix A.

Administration
The 2000 Plan is administered and interpreted by a committee or subcommittee of the Board of Directors appointed from time to time by the Board of Directors (the “Committee”), consisting of two or more non-employee directors, each of whom is intended to be a non-employee director as defined in Rule 16b-3 under the Securities Exchange Act of 1934, an outside director as defined under Code Section 162(m), an independent director under NASDAQ Marketplace Rules and qualified under any independence requirement that may be enacted under the Dodd-Frank Act. Currently, our ECC serves as the Committee for the 2000 Plan. With respect to equity award grants to non-employee directors, the 2000 Plan is administered by our Board of Directors (and references to the Committee are deemed to refer to our Board of Directors for this purpose).

2016 Proxy Statement 59

PROPOSALS

Subject to the terms and limitations set forth in the 2000 Plan (including limitations in the current 2000 Plan specifying the amount and terms of stock options and other equity awards automatically granted to non-employee directors), the Committee has the full authority to administer and interpret the 2000 Plan, to grant discretionary awards under the 2000 Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award and approve the form of award agreements, to determine the number of shares of Common Stock to be covered by each award and to make all other determinations in connection with the 2000 Plan and awards thereunder as the Committee, in its sole discretion, deems necessary or desirable.

The terms and conditions of individual awards are set forth in written agreements, which are to be consistent with the terms of the 2000 Plan. The 2000 Plan authorizes grants of equity awards to be made until November 18, 2026. Awards granted prior to the expiration of the 2000 Plan may extend beyond the applicable expiration date. Grants of cash incentive awards and other performance-based awards are authorized until the annual meeting of stockholders in the fifth year following the year in which stockholders have most recently re-approved the performance criteria for such awards. As discussed above, the effect of stockholder approval of this proposal would be to extend the expiration of this period from 2017 to 2021.

Eligibility and Types of Awards
Under the 2000 Plan, all employees and consultants of Comtech and its affiliates (2,031 employees and consultants as of July 31, 2016), including prospective employees and consultants, are eligible to be granted nonqualified stock options, SARs, restricted stock, RSUs, performance shares, performance units, stock units, cash-based incentive awards and other stock-based awards and awards providing benefits similar to those listed above which are designed to meet the requirements of non-U.S. jurisdictions.

In addition, employees of Comtech and its affiliates that qualify as subsidiaries or parent corporations (within the meaning of Section 424 of the Code) are eligible to be granted incentive stock options (“ISOs,” an award that provides for more favorable tax treatment to the participant) under the 2000 Plan.  Under the 2000 Plan, non-employee directors of Comtech are eligible to receive nondiscretionary grants of nonqualified stock options, or, for non-employee directors who have not satisfied our minimum equity ownership interest requirements, an automatic grant of RSUs. In addition, under the 2000 Plan, non-employee directors who have satisfied the minimum equity ownership requirements, and who are therefore not subject to such automatic grants of RSUs, may elect to receive restricted stock or RSUs of equivalent fair value in lieu of the annual grant of stock options, and non-employee directors may also elect to receive stock units in lieu of cash compensation.

Available Shares, Share Counting Provisions and Per-Person Limits
As stated above, the proposed amendment would increase the number of shares of Common Stock reserved and available under the 2000 Plan by 500,000.

Under the 2000 Plan, if an award expires unexercised or is forfeited, terminated or canceled for any reason, or repurchased by us (this includes a settlement in cash), the number of shares counted against the share limit in respect of the award but not delivered will again be available for awards under the 2000 Plan. The 2000 Plan prohibits liberal share recycling and provides that the number of shares available for grant under the 2000 Plan will be reduced by (i) the total number of options, SARs or other stock-based awards (subject to exercise) that have been exercised, regardless of whether any of the shares of Common Stock underlying such awards are not actually issued to the participant as the result of a net settlement, (ii) the total number of shares of Common Stock underlying any stock-settled SAR that has been exercised regardless of whether a lesser number of shares of Common Stock have been delivered, (iii) any shares of Common Stock used to pay any exercise price on any award granted under the 2000 Plan that is subject to exercise (including, without limitation, any options, SARs or other stock-based awards (subject to exercise)) and (iv) any shares of Common Stock used to satisfy tax withholding obligation with respect to any and all awards granted under the 2000 Plan. In addition, the 2000 Plan provides shares of Common Stock repurchased by us on the open market using proceeds from the exercise of any award will not increase the number of shares available for future awards under the 2000 Plan. None of the shares currently available under the 2000 Plan resulted from such a “recapture” of shares.

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PROPOSALS

The maximum number of shares of Common Stock with respect to which any option, SAR or award of performance units (not treated as a cash incentive award) or performance shares or award of restricted stock for which the grant of such award or lapse of the relevant restriction period is subject to attainment of pre-established performance goals (in accordance with Code Section 162(m)) which may be granted under the 2000 Plan during any fiscal year to any individual is 225,000 shares per type of award, provided that the maximum number of shares of Common Stock for all types of such qualifying awards granted to the participant does not exceed 225,000 during any fiscal year (the “162(m) Per-Person Share Limit”).  To the extent that shares of Common Stock for which awards are permitted to be granted to an individual during a fiscal year are not covered by an award in a fiscal year, the number of shares of Common Stock available for awards to such individual will automatically increase in subsequent fiscal years until used.

For awards denominated in cash, including cash incentive awards, the 2000 Plan contains an annual per person limit to meet requirements under Code Section 162(m). A participant may potentially earn cash incentive awards up to his or her “annual limit” in any fiscal year. The annual limit for each individual is $4.0 million plus the amount of the participant’s unused annual limit as of the close of the previous fiscal year. A participant uses up his or her annual limit in a given year based on the maximum potential amount of the incentive award authorized by the Committee, even if the actual amount earned is less than the maximum.  Performance units payable solely in cash are subject to the limit on cash incentive awards (together with any cash incentives granted) and performance units denominated in cash but payable in either cash or shares are subject to the limit on share awards unless, in connection with the grant, the Committee specifies that the limit to be applied to the award will be the cash incentive award limit, even if the award may potentially be settled in share units.

The aggregate number of shares of Common Stock available under the 2000 Plan, the maximum number of shares that may be granted (including annual per-person limits on share grants), the number of shares underlying option grants and to which other awards relate, exercise prices, performance conditions tied to share price, and other award terms are subject to appropriate adjustment by the Committee in the event of changes in our capital structure or business by reason of certain corporate transactions or events, including stock splits, spin-offs, extraordinary dividends, and other equity restructurings.

On November 11, 2016, the closing price of our Common Stock in the NASDAQ Global Select Market was $10.88 per share.

Awards under the 2000 Plan
The following describes awards that may be granted to employees or consultants, except where specific reference is made to non-employee directors.

Stock Options. The Committee may grant nonqualified stock options and ISOs (grantable only to employees) to purchase shares of Common Stock. The Committee determines the number of shares of Common Stock subject to each option, the term of each option (up to ten years), the exercise price, the vesting schedule, and the other material terms of each option. No ISO or nonqualified stock option may have an exercise price less than the fair market value of the Common Stock at the time of grant.

Options are exercisable at such times and subject to such terms and conditions as determined by the Committee at grant, and the exercisability of such options may be accelerated by the Committee in its sole discretion (except as limited under Internal Revenue Code Section 409A).  Payment of an option’s exercise price may be made: (i) in cash or by check, bank draft or money order, (ii) to the extent allowable by law, through a broker-assisted “cashless exercise” procedure, or (iii) on such other terms and conditions as may be acceptable to the Committee, which may include net exercises in which option shares are withheld to satisfy the exercise price.

2016 Proxy Statement 61

PROPOSALS

Stock Appreciation Rights. The Committee may grant SARs either with a stock option which may be exercised only at such times and to the extent the related option is exercisable (“Tandem SAR”) or independent of a stock option (“Non-Tandem SARs”). A SAR is a right to receive a payment either in cash or Common Stock, as the Committee may determine, equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the base price per share established in connection with the grant of the SAR. The base price per share covered by a SAR is the exercise price per share of the related option in the case of a Tandem SAR and is the closing price of the Common Stock on the date of grant in the case of a Non-Tandem SAR.

Restricted Stock. The Committee may award “restricted” shares of Common Stock. Upon the award of restricted stock, the recipient has all rights of a stockholder with respect to the shares, including the right to receive dividends and the right to vote the shares of restricted stock, but until the award becomes vested the restricted stock is subject to a risk of forfeiture if performance and/or service conditions are not met, and the restricted stock is non-transferable until it is no longer subject to a risk of forfeiture. Awards of restricted stock are subject to minimum vesting requirements of (i) one year for awards of restricted stock that are subject to performance-based vesting requirements and (ii) three years for awards of restricted that are subject to service-based vesting requirements (with such award vesting as to no more than one-third of the Common Stock subject thereto on each of the first and second anniversaries of the date of grant). Recipients of restricted stock are required to enter into a restricted stock agreement with us which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse. Dividends on restricted stock will be subject to the same performance or service-based vesting requirements that apply to the restricted stock.

Restricted Stock Units and Stock Units. The Committee may award RSUs or stock units. A stock unit is a contractual commitment to deliver a share of Common Stock to a participant at a future date. An RSU is a stock unit that is subject to a risk of forfeiture if performance and/or service conditions are not met. Until shares are delivered in settlement of an RSU or stock unit, the participant has no rights of a stockholder to vote or to receive dividends on the underlying shares, although generally the participant granted an RSU or stock unit may also be granted a right to receive “dividend equivalents.” Dividend equivalents are payments equal in value to dividends that would have been received if the underlying shares had been issued and outstanding and held by the participant at the record date for a dividend paid on Common Stock. Awards of RSUs are subject to minimum vesting requirements of (i) one year for awards of RSUs that are subject to performance-based vesting requirements and (ii) three years for awards of RSUs that are subject to service-based vesting requirements (with such award vesting as to no more than one-third of the RSUs subject thereto on each of the first and second anniversaries of the date of grant). Stock units generally will not have vesting conditions, but the terms of grant or amounts granted must come within the limited exceptions to the minimum vesting requirements set forth in the preceding sentence. Dividend equivalents on unvested RSUs will be subject to the same performance and service vesting requirements that apply to the RSU.

Cash Incentive Awards, Performance Units and Performance Shares. The Committee may grant performance shares entitling recipients to receive a fixed number of shares of Common Stock or the cash equivalent thereof, as determined by the Committee in its sole discretion, upon the attainment of performance goals established by the Committee during a performance period specified by the Committee. The Committee may grant performance units or cash incentive awards entitling recipients to receive a value payable in cash or, in the case of performance units, a cash amount that will be converted to shares of Common Stock at a specified date, to be settled at that date in shares or at a later date in cash or shares as determined by the Committee. Cash incentive awards and performance units will be earned only by the attainment of performance goals established by the Committee for a specified performance cycle. Cash incentive awards may include annual incentive awards. Awards of performance shares and performance share units are subject to minimum vesting requirements of (i) one year for such awards that are subject to performance-based vesting requirements and (ii) three years for such awards that are subject to service-based vesting requirements (with such award vesting as to no more than one-third of the Common Stock subject thereto on each of the first and second anniversaries of the date of grant). Dividend equivalents may be credited on performance shares, with any amounts credited to be subject to the same performance and service vesting requirements that apply to the performance share.

2016 Proxy Statement 62

PROPOSALS

Other Stock-Based Awards. The Committee may grant awards of Common Stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock. These awards may be granted either alone or in addition to or in tandem with other awards. Other stock-based awards are subject to minimum vesting requirements of (i) one year for such awards that are subject to performance-based vesting requirements and (ii) three years for such awards that are subject to service-based vesting requirements (with such award vesting as to no more than one-third of the Common Stock subject thereto on each of the first and second anniversaries of the date of grant). Dividend equivalents on unvested other stock-based awards will be subject to the same performance and service vesting requirements that apply to the award. The Committee also determines the purchase price to be paid, if any, by a recipient to purchase other stock-based awards (including shares of Common Stock or stock units). The purchase of shares of Common Stock, stock units or other stock-based awards may be made on either an after-tax or pre-tax basis, as determined by the Committee; provided, however, that if the purchase is made on a pre-tax basis, such purchase will be made pursuant to a deferred compensation program established by the Committee, which will be deemed to be part of the 2000 Plan.

Performance Goals
The 2000 Plan sets out performance goals that the Committee may use in creating performance-based awards that are intended to qualify for full tax deductibility by Comtech under Code Section 162(m). Awards may be granted to participants who are not deemed likely to be covered by Code Section 162(m) with performance conditions and other terms different from those needed in an award intended to meet Code Section 162(m) requirements. This section describes performance award terms intended to meet Code Section 162(m) requirements.

If the grant of an award, the lapse of a relevant restriction, or the earning or vesting of an award or right to exercise an award, including cash incentive awards, is to be based on the attainment of objective performance goals, the Committee will establish the performance goals, formulae or standards and the amount of the award to become earned or vested applicable to each recipient while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for not applying (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. Code Section 162(m) requires that performance awards be based upon objective performance measures.

Such performance goals will be based on one or more of the following criteria (“Performance Criteria”): (i) revenues; (ii) income before income taxes and extraordinary items, net income, income before income tax and stock based compensation expense, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (iii) after-tax or pre-tax profits; (iv)  operational cash flow; (v) level of, reduction of, or other specified objectives with regard to limiting the level of increase in our bank debt or other long-term or short-term public or private debt or other similar financial; (vi) earnings per share or earnings per share from continuing operations; (vii) return on capital employed or return on invested capital; (viii)  after-tax or pre-tax return on stockholders’ equity; (ix) economic value added targets based on a cash flow return on investment formula; (x) fair market value of the shares of Common Stock; and (xi) the growth in the value of an investment in the Company's Common Stock assuming the reinvestment of dividends.  Such performance goals may be based upon the attainment of specified levels of Comtech’s (or a subsidiary, division or other operational unit of Comtech) performance under one or more of these measures, as a pre-specified level of achievement, a level of achievement relative to prior performance, or a level of performance relative to the performance of other corporations.  To the extent permitted under the Code, the Committee may: (i) designate additional business criteria on which the performance goals may be based; (ii) retain discretion to consider other types of performance or other circumstances, as an exercise of “negative discretion,” so long as one or more of the objective Performance Criteria has been achieved, and (iii) adjust or modify the Performance Criteria, including by specifying that particular items of income or expense will be included or excluded from the Performance Criteria.  Our cash annual incentive awards to named executive officers are granted under the 2000 Plan.  The terms of these types of awards are discussed in greater detail in the section “Compensation Discussion and Analysis.”

2016 Proxy Statement 63

PROPOSALS

Change-in-Control
Unless determined otherwise by the Committee at the time of grant, and except to the extent provided in the applicable award agreement, the recipient’s employment agreement or other agreement approved by the Committee, accelerated vesting or lapsing of restrictions of equity awards will occur upon a change-in-control of Comtech (as defined in the 2000 Plan), except that stock options may instead be assumed or substituted by the acquirer as provided in the 2000 Plan, in which case the Committee can determine that the stock options will not be subject to accelerated vesting. Upon a change-in-control of Comtech, options or other equity awards granted to non-employee directors would be subject to the rules described below.

Non-Employee Director Equity Awards
The 2000 Plan authorizes the automatic grant of nonqualified stock options to each non-employee director, without further action by the Board of Directors or the stockholders. However, the 2000 Plan provides for an automatic grant of RSUs in lieu of the annual grant of nonqualified stock options to non-employee directors to the extent needed for them to meet minimum equity ownership interest requirements. In addition, under the 2000 Plan, non-employee directors who have satisfied the minimum equity ownership requirements, and who are therefore not subject to such automatic grants of RSUs, may elect to receive restricted stock or RSUs of equivalent fair value in lieu of the annual grant of stock options, and non-employee directors may also elect to receive stock units in lieu of cash compensation. Except for the way in which the awards are granted and the vesting terms (as discussed above), the principal terms of stock options, restricted stock, RSUs and stock units are the same as described above for awards granted to employees. The exercise price per share of such options is the closing price of the Common Stock at the time of grant. The term of each such option is five years, unless otherwise determined by the Committee at the time of grant.

The equity awards are granted to a non-employee director on an annual basis, with a newly appointed director receiving a pro-rata annual grant. The annual fair value of the equity awards granted to each non-employee director currently is set at $120,000. Options granted to non-employee directors are to vest and become exercisable, at the rate of 25% effective on the first and second anniversaries of the grant date and 50% on the third anniversary of the grant date, provided that the option may be vested only during the continuance of his or her service as a director of Comtech unless the Committee exercises its discretion to accelerate or extend the vesting of the stock options. All options granted to non-employee directors and not previously exercisable will become fully exercisable upon death and immediately upon a change-in-control of Comtech (as defined in the 2000 Plan). If restricted stock or RSUs are granted to non-employee directors in lieu of options, those awards would vest (including accelerated vesting) at the same time as the options would have vested.

Amendment and Termination
The Board of Directors or Committee may at any time amend any or all of the provisions of the 2000 Plan, or suspend or terminate it entirely, retroactively or otherwise. However, no amendment may be made without the approval of the Company’s stockholders in accordance with the laws of the State of Delaware, to the extent required under Section 162(m) of the Code or, to the extent applicable to ISOs, Section 422 of the Code, which would: (i) increase the aggregate number of shares of Common Stock that may be issued; (ii) increase the 162(m) Per-Person Share Limits; (iii) change the classification of employees, non-employee directors or consultants eligible to receive awards; (iv) decrease the minimum exercise price of any stock option or SAR; (v) extend the maximum option term; (vi) materially alter the Performance Criteria; or (vii) require stockholder approval in order for the 2000 Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to ISOs, Section 422 of the Code.

Under these rules, however, stockholder approval will not necessarily be required for all amendments which might increase the cost of the 2000 Plan or broaden eligibility, such as amendments that change the aggregate fair value of the annual grant of an equity award to each non-employee director. However, stockholder approval is required for re-pricing transactions, as discussed above.

Unless the 2000 Plan is terminated earlier, if the amendment is approved by stockholders, the authorization to grant new equity awards will terminate in 2026 and the authorization to grant awards intended to satisfy the provisions of Code Section 162(m) will terminate in 2021.

2016 Proxy Statement 64

PROPOSALS

Vesting, Forfeiture and Acceleration. The Committee may, in its discretion, determine the vesting schedule of options and other awards (subject to the minimum vesting requirements, discussed above), the circumstances that will result in forfeiture of the awards, the post-termination exercise periods of options and similar awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any award. Deferral periods and any acceleration of the settlement of an award that constitutes a deferral of compensation under Code Section 409A are subject to the limitations under Section 409A.

Other Terms of Awards. Certain awards may be settled in cash, stock, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on any deferred amounts. The Committee may condition distributions under awards on the payment of taxes such as by withholding a portion of the stock or other property to be distributed (or receipt of previously acquired stock or other property surrendered by the participant) in order to satisfy tax obligations. Awards granted under the 2000 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except the Committee may permit transfers of non-qualified stock options for estate-planning purposes, except that transfers for value are not permitted.

Awards under the 2000 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise of a stock option or SAR), except to the extent required by law.

Our Company may grant cash or equity awards apart from the 2000 Plan, subject to any applicable regulatory restrictions. Thus, the 2000 Plan is not the exclusive means by which cash, including cash bonuses and incentive awards, and equity awards may be granted to employees, non-employee directors and consultants. The 2000 Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), nor is it a qualified plan under Section 401(a) of the Code.

Certain Federal Income Tax Consequences Relating to the 2000 Plan
Our Company believes that under current law the following Federal income tax consequences generally would arise with respect to awards under the 2000 Plan taxable under U.S. income tax laws.

Options and SARs that are not deemed to be deferral arrangements under Code Section 409A would have the following tax consequences: (i) the grant of an option or a SAR will create no federal income tax consequences for the participant or Comtech; (ii) a participant will not have taxable income upon exercising an option which is an ISO, except that the alternative minimum tax may apply; (iii) upon exercising an option which is not an ISO, the participant generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares acquired on the date of exercise; and (iv) upon exercising a SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the shares received.

Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the ISO shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. For all options, a participant’s sale of shares acquired by exercise generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares. The tax “basis” normally is the exercise price plus any amount he or she recognized as ordinary income in connection with the option’s exercise. A participant’s sale of shares acquired by exercise of a SAR generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in the shares, which normally is the amount he or she recognized as ordinary income in connection with the SAR’s exercise.

2016 Proxy Statement 65

PROPOSALS

Comtech normally can claim a tax deduction equal to the amount recognized as ordinary income by a participant in connection with the exercise of an option or SAR, but no tax deduction relating to a participant’s capital gains. We will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding period before selling the shares.

We intend that awards other than options and SARs that result in a transfer to the participant of cash or shares or other property generally will have terms that comply with or are exempt from Code Section 409A, which regulates deferred compensation. If no restriction on transferability or substantial risk of forfeiture applies to amounts distributed to a participant, the participant generally must recognize ordinary income equal to the cash or the fair market value of shares actually received. Thus, for example, if we grant an award of stock units that has vested or provides for deferral of receipt of cash or shares under a vested award, the participant should not become subject to income tax until the time at which shares or cash are actually distributed, and our Company normally will be entitled to claim a tax deduction at that time. On the other hand, if a restriction on transferability and substantial risk of forfeiture applies to shares or other property actually distributed to a participant under an award (such as, for example, a grant of restricted stock), the participant generally must recognize ordinary income equal to the fair market value of the transferred amounts at the earliest time either the transferability restriction or the substantial risk of forfeiture lapses. In all cases, Comtech can claim a tax deduction in an amount equal to the ordinary income recognized by the participant, except as discussed below. A participant may elect to be taxed at the time of grant of restricted stock rather than upon lapse of restrictions on transferability or the risk of forfeiture, but if the participant later forfeits such shares or property he or she would not be entitled to any income tax deduction for the value of the shares or property on which he or she previously paid tax.

Any award that is deemed to be a deferral arrangement (not excluded or exempted under applicable regulations) will be subject to Code Section 409A. Certain participant elections and the timing of distributions relating to such awards must meet requirements under Code Section 409A in order for income taxation to be deferred upon vesting of the award and tax penalties avoided by the participant. Some options and SARs may be subject to Code Section 409A, which regulates deferral arrangements. In such case, the distribution to the participant of shares or cash relating to the award would have to meet certain restrictions in order for the participant not to be subject to tax and a tax penalty at the time of vesting. One significant restriction would be a requirement that the distribution not be controlled by the participant’s discretionary exercise of the option or SAR if the exercise period exceeds certain limits.

Assuming an award of RSUs, stock units, performance shares, performance units or other stock-based awards meets the requirements of Section 409A (as a deferral of compensation or as compensation excluded from regulation under Section 409A) the distribution of shares or cash under the award would result in the participant realizing ordinary income at the time of distribution, with the amount of ordinary income equal to the distribution date value of the shares or cash (less any purchase price actually paid).  This would be the tax treatment for non-employee directors who receive RSUs or stock units in lieu of stock options under the proposed amendment to the 2000 Plan.  We would be entitled to a tax deduction at the time shares are delivered or cash paid at the distribution date.

As discussed above, compensation that qualifies as “performance-based” compensation is excluded from the $1.0 million deductibility cap of Code Section 162(m), and therefore remains fully deductible by the company that pays it.  Under the 2000 Plan, (i) options and SARs, (ii) incentive and performance awards to employees the Committee expects to be named executive officers (other than the CFO) at the time compensation is received, and (iii) certain other awards that are conditioned upon achievement of performance goals are intended to qualify as such “performance-based” compensation.  A number of requirements must be met in order for particular compensation to qualify, however, so there can be no assurance that such compensation under the 2000 Plan will be fully deductible under all circumstances.  In addition, other awards under the 2000 Plan, such as non-performance-based restricted stock, RSUs and stock units, generally will not qualify, so that compensation paid to certain executives in connection with such awards, to the extent it and other compensation subject to Section 162(m)’s deductibility cap exceed $1.0 million in a given year, may not be deductible by Comtech as a result of Section 162(m).  Compensation to certain employees resulting from vesting of awards in connection with a change-in-control or termination following a change-in-control also may be non-deductible under Code Section 280G. See “Potential Termination and Change-in-Control Payments.”

2016 Proxy Statement 66

PROPOSALS

The foregoing provides only a general description of the application of federal income tax laws to certain awards under the 2000 Plan.  This discussion is intended for the information of stockholders considering how to vote at the Fiscal 2016 Annual Meeting of Stockholders and not as tax guidance to participants in the 2000 Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement.  Different tax rules may apply, including in the case of variations in transactions that are permitted under the 2000 Plan (such as payment of the exercise price of an option by surrender of previously acquired shares).  The summary does not address in any detail the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.

New Plan Benefits Under the 2000 Plan

Because future awards under the 2000 Plan will be granted in the discretion of the Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. Information regarding our recent practices with respect to annual and long-term incentive awards and stock-based compensation under our existing 2000 Plan is presented in the “Summary Compensation Table” and these related tables: “Grants of Plan-Based Awards,” “Outstanding Equity Awards at Fiscal Year-End,” and “Options Exercised and Stock Vested,” elsewhere in this Proxy Statement, in the “Compensation Discussion and Analysis,” section above, and in our financial statements for the fiscal year ended July 31, 2016 contained in the Annual Report which accompanies this Proxy Statement.

If stockholders decline to approve the amendment, including approval of the increase in the number of shares available for awards under the 2000 Plan, reapproval of the material terms of the performance goals for performance awards under the 2000 Plan and the extension of the term of the 2000 Plan for an additional ten years, we will not implement the amendments that require shareholder approval.

2016 Proxy Statement 67

FISCAL 2017 ANNUAL MEETING

FISCAL 2017 STOCKHOLDER PROPOSALS AND NOMINATIONS

Under the SEC’s proxy rules, eligible stockholders wishing to have a proposal for action by the stockholders at the Fiscal 2017 Annual Meeting of Stockholders included in our proxy statement must submit such proposal at the principal offices of Comtech, and such proposal must be received by us not later than July 24, 2017.

Under our By-Laws, a stockholder nomination for election to our Board of Directors may not be made at the Fiscal 2017 Annual Meeting of Stockholders unless notice (including all information required under Article II, Section 8 of our By-Laws) is delivered in person or mailed to Comtech and received by us not earlier than August 10, 2017 or later than September 9, 2017; provided, however, that if the Fiscal 2017 Annual Meeting of Stockholders is not held within 30 days before or after the anniversary date of the Fiscal 2016 Annual Meeting of Stockholders, such notice must be received not more than 90 days prior to the Fiscal 2017 Annual Meeting of Stockholders or less than 60 days prior to the Fiscal 2017 Annual Meeting of Stockholders.

In addition, a stockholder proposal (other than a nomination for election to our Board of Directors, or a stockholder proposal that may be made pursuant to the SEC’s proxy rules) may not be made at the Fiscal 2017 Annual Meeting of Stockholders unless notice thereof (including all information required under Article II, Section 9 of our By-Laws) is delivered in person or mailed to Comtech and received by us not earlier than September 9, 2017 or later than October 9, 2017; provided, however, that if the Fiscal 2017 Annual Meeting of Stockholders is not held within 30 days before or after the anniversary date of the Fiscal 2016 Annual Meeting of Stockholders, such notice must be received not more than 90 days prior to the Fiscal 2017 Annual Meeting of Stockholders or less than 60 days prior to the Fiscal 2017 Annual Meeting of Stockholders.

Under the SEC’s proxy rules, proxies solicited by our Board of Directors for the Fiscal 2017 Annual Meeting of Stockholders may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any stockholder proposal not included in our proxy statement if we do not receive notice of such proposal within the aforementioned dates.

It is suggested that any such stockholder proposals or nominations be submitted to the Company by certified mail, return receipt requested.

2016 Proxy Statement 68

THE COMTECH TELECOMMUNICATIONS CORP.

2000 STOCK INCENTIVE PLAN

AMENDED AND RESTATED

EFFECTIVE NOVEMBER 18, 2016

For purposes of this Exhibit only, the page numbers below are preceded by “A-”

A- i

2.39	"Restricted Stock"	6
2.40	"Restricted Stock Unit" or “RSU”	7
2.41	"Restriction Period"	7
2.42	"Retirement"	7
2.43	"Rule 16b-3"	7
2.44	"Section 162(m) of the Code"	7
2.45	"Section 409A of the Code"	7
2.46	"Securities Act"	7
2.47	"Stock Appreciation Right" or "SAR"	7
2.48	"Stock Option" or "Option"	7
2.49	"Stock Unit"	7
2.50	"Subsidiary"	8
2.51	"Tandem Stock Appreciation Right"	8
2.52	"Ten Percent Stockholder"	8
2.53	"Termination"	8
2.54	"Termination of Consultancy"	8
2.55	"Termination of Directorship"	8
2.56	"Termination of Employment"	8
2.57	"Transfer"	9
2.58	"Treasury Rate"	9
ARTICLE III ADMINISTRATION		9
3.1	The Committee	9
3.2	Grants of Awards	9
3.3	Guidelines	10
3.4	Decisions Final	11
3.5	Reliance on Counsel	11
3.6	Procedures	11
3.7	Designation of Consultants/Liability	11
ARTICLE IV SHARE AND OTHER LIMITATIONS		12
4.1	Shares	12
4.2	Changes	15
4.3	Minimum Purchase Price	16
4.4	Assumption of Awards	16
4.5	Minimum Restriction and Vesting Period	17
4.6	Dividends and Dividend Equivalents	17
ARTICLE V ELIGIBILITY		17
5.1	General Eligibility	17
5.2	Incentive Stock Options	18
5.3	Non-Employee Directors	18
5.4	Service Recipient Stock	18
ARTICLE VI STOCK OPTIONS		18
6.1	Stock Options	18
6.2	Grants	18
6.3	Terms of Stock Options	19
ARTICLE VII STOCK APPRECIATION RIGHTS		21
7.1	Tandem Stock Appreciation Rights	21

A- ii

7.2	Terms and Conditions of Tandem Stock Appreciation Rights	22
7.3	Non-Tandem Stock Appreciation Rights	23
7.4	Terms and Conditions of Non-Tandem Stock Appreciation Rights	23
7.5	Limited Stock Appreciation Rights	24
ARTICLE VIII RESTRICTED STOCK		25
8.1	Awards of Restricted Stock	25
8.2	Awards and Certificates	25
8.3	Restrictions and Conditions on Restricted Stock Awards	26
ARTICLE IX PERFORMANCE SHARES		27
9.1	Award of Performance Shares	27
9.2	Terms and Conditions	27
ARTICLE X CASH INCENTIVE AWARDS AND PERFORMANCE UNITS		29
10.1	Cash Incentive Awards	29
10.2	Awards of Performance Units	29
10.3	Terms and Conditions	30
ARTICLE XI OTHER STOCK-BASED AWARDS		32
11.1	Other Awards	32
11.2	Terms and Conditions	32
ARTICLE XII NON-TRANSFERABILITY AND TERMINATION OF EMPLOYMENT/CONSULTANCY		33
12.1	Non-Transferability	33
12.2	Termination of Employment or Termination of Consultancy	34
ARTICLE XIII NON-EMPLOYEE DIRECTOR GRANTS		36
13.1	Awards	36
13.2	Stock Option Grants	36
13.3	Non-Qualified Stock Option	37
13.4	Terms of Stock Options	37
13.5	Terms of Restricted Stock Units	41
13.6	Terms of Restricted Stock Awards	44
13.7	Terms of Stock Units	47
13.8	Changes	49
ARTICLE XIV CHANGE IN CONTROL PROVISIONS		50
14.1	Benefits	50
14.2	Change in Control	51
ARTICLE XV TERMINATION OR AMENDMENT OF PLAN		53
ARTICLE XVI UNFUNDED PLAN		53
16.1	Unfunded Status of Plan	53
ARTICLE XVII GENERAL PROVISIONS		54
17.1	Legend	54
17.2	Other Plans	54
17.3	Right to Employment/Directorship/Consultancy	54
17.4	Withholding of Taxes	54
17.5	Listing and Other Conditions.	55
17.6	Governing Law	55
17.7	Construction	55
17.8	Other Benefits	55

A- iii

17.9	Costs	56
17.10	No Right to Same Benefits	56
17.11	Death/Disability	56
17.12	Section 16(b) of the Exchange Act	56
17.13	Section 409A of the Code	56
17.14	Severability of Provisions	57
17.15	Headings and Captions	57
17.16	Electronic Communications	57
ARTICLE XVIII EFFECTIVE DATE OF PLAN		58
ARTICLE XIX TERM OF PLAN		59

A- iv

THE COMTECH TELECOMMUNICATIONS CORP.

2000 STOCK INCENTIVE PLAN
AMENDED AND RESTATED

EFFECTIVE NOVEMBER 18, 2016
ARTICLE I
PURPOSE
The purpose of The Comtech Telecommunications Corp. 2000 Stock Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company: (i) to offer employees of, and Consultants to, the Company and its Affiliates stock-based incentives and other equity interests in the Company and cash-based incentive Awards, thereby creating a means to attract, retain, motivate and reward such individuals and, through awards with a value based on the value of Company stock, to strengthen the mutuality of interests between such individuals and the Company's stockholders; and (ii) to make equity based awards to Non-Employee Directors, thereby creating a means to attract, retain and reward such Non-Employee Directors and strengthen the mutuality of interests between Non-Employee Directors and the Company's stockholders.
ARTICLE II
DEFINITIONS
For purposes of this Plan, the following terms shall have the following meanings:
2.1     "Acquisition Event" has the meaning set forth in Section 4.2(d).
2.2     "Affiliate" means each of the following: (i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (iv) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

2.3     "Award" means any award under this Plan of any: (i) Stock Option; (ii) Stock Appreciation Right; (iii) Restricted Stock; (iv) Performance Share; (v) Performance Unit; (vi) Restricted Stock Unit; (vii), Stock Unit, (viii) Other Stock-Based Award; (ix) other award providing benefits similar to (i) through (viii) designed to meet the requirements of a Foreign Jurisdiction; or (x) cash incentive Award awarded under Section 10.1. An Award other than a cash incentive Award is referred to as an “Equity Award.”
2.4     "Board" means the Board of Directors of the Company.
2.5     "Cause" means, with respect to a Participant's Termination of Employment or Termination of Consultancy: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to a Participant's commission of a fraud or a felony in connection with his or her duties as an employee of the Company or an Affiliate, willful misconduct or any act of disloyalty, dishonesty, fraud, breach of trust or confidentiality as to the Company or an Affiliate or any other act which is intended to cause or may reasonably be expected to cause economic or reputational injury to the Company or an Affiliate; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, "cause" shall mean an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.
2.6     "Change in Control" has the meaning set forth in Article XIV.
2.7     "Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.
2.8     "Committee" means: (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more Non-Employee Directors, each of whom is intended to be, (i) to the extent required by Rule 16b-3, a "non-employee director" as defined in Rule 16b-3, (ii) to the extent required by Section 162(m) of the Code and any regulations thereunder, an "outside director" as defined under Section 162(m) of the Code, (iii) an “independent director” under applicable stock exchange rules, and (iv) as may be applicable, “independent” as provided pursuant to the rules promulgated by the Securities and

Exchange Commission under The Dodd-Frank Wall Street Reform and Consumer Protection Act; provided, however, that if and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board; and (b) with respect to the application of this Plan to Non-Employee Directors, the Board. If for any reason the appointed Committee does not meet any of the requirements of clauses (a)(i) – (iv) above, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.
2.9     "Common Stock" means the common stock, $.10 par value per share, of the Company.
2.10     "Company" means Comtech Telecommunications Corp., a Delaware corporation, and its successors by operation of law.
2.11     "Consultant" means any advisor or consultant to the Company or its Affiliates.
2.12     "Detrimental Activity" means (a) the disclosure to anyone outside the Company or its Affiliates, or the use in any manner other than in the furtherance of the Company's or its Affiliate's business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company or its Affiliates, acquired by a Participant prior to the Participant's Termination; (b) activity while employed by, or otherwise providing services to, the Company or its Affiliates that results, or if known could result, in the Participant's Termination that is classified by the Company as a Termination for Cause; (c) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hire of) any non-clerical employee of the Company or its Affiliates to be employed by, or to perform services for, the Participant or any person or entity with which the Participant is associated (including, but not limited to, due to the Participant's employment by, consultancy for, directorship with, equity interest in, or creditor relationship with such person or entity) or any person or entity from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (d) any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Company or its Affiliates without, in all cases, written authorization from the Company; (e) the Participant's Disparagement, or inducement of others to do so, of the Company or its Affiliates or their past and present officers, directors, employees or products; (f) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company or its Affiliates, or which organization or business, or the rendering of services to such organization or business, is otherwise prejudicial to or in conflict with the interests of the Company or its Affiliates, (g) breach of any agreement between the Participant and the Company or an Affiliate (including, without limitation, any employment agreement or non-competition or non-solicitation agreement), or (h) for

Awards granted on or after September 21, 2011, a violation of the Company’s Standards of Business Conduct as adopted by the Company from time to time and as in effect on the date the Award is granted. Unless otherwise determined by the Committee at grant, Detrimental Activity shall not be deemed to occur after the end of the one-year period following the Participant's Termination. For purposes of subsections (a), (c), (d) and (f) above, the Chief Executive Officer and the General Counsel of the Company shall each have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.
2.13     "Disparagement" means making comments or statements to the press, the Company's or its Affiliates' employees, consultants or any individual or entity with whom the Company or its Affiliates has a business relationship which would adversely affect in any manner: the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects), or the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.
2.14     "Disability" means, with respect to an Eligible Employee, Consultant or Non-Employee Director, a permanent and total disability, as determined by the Committee in its sole discretion, provided that in no event shall any disability that is not a permanent and total disability, as defined in Section 22(e)(3) of the Code, shall be treated as a Disability. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) of the Code.
2.15     "Effective Date" means the effective date of this Plan as defined in Article XVIII.
2.16     "Eligible Employee" means each employee of the Company or an Affiliate.
2.17     "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.
2.18     "Family Member" shall mean "family member" as defined in Section A1(a)(5) of the general instructions of Form S-8.
2.19     "Fair Market Value" means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales price for the Common Stock or the average of trading prices for Common Stock on the applicable date, as specified by the Committee: (i) as reported on the principal national securities exchange on which it is then traded or The Nasdaq Stock Market LLC or (ii) if not traded on any such national securities exchange or The Nasdaq Stock Market LLC as quoted on an automated quotation system sponsored by the Financial Industry

Regulatory Authority. If the Common Stock is not readily tradable on a national securities exchange, The Nasdaq Stock Market LLC or any automated quotation system sponsored by the Financial Industry Regulatory Authority, its Fair Market Value shall be set in good faith by the Committee. Notwithstanding anything herein to the contrary, "Fair Market Value" means the price for Common Stock set by the Committee in good faith based on reasonable methods set forth under Section 422 of the Code or Section 409A of the Code, as applicable, and the regulations thereunder including, without limitation, a method utilizing the average of prices of the Common Stock reported on the principal national securities exchange on which it is then traded during a reasonable period designated by the Committee. For purposes of the grant of any Stock Option or Stock Appreciation Right, the applicable date shall be the date of grant of the Stock Option or Stock Appreciation Right (which must be at or after the date on which such grant is duly authorized) or, if so specified by the Committee, the latest trading date for which the last sales price or average trading price is available at the time of grant, provided that for purposes of the exercise of any Stock Option or Stock Appreciation Right, the applicable date shall be the date a notice of exercise is received by the Secretary of the Company or, if not a day on which the applicable market is open, the next day that it is open. For purposes of the conversion of a Performance Unit to shares of Common Stock for reference purposes, the applicable date shall be the date determined by the Committee in accordance with Section 10.2.
2.20     "Foreign Jurisdiction" means any jurisdiction outside of the United States including, without limitation, countries, states, provinces and localities.
2.21     "Incentive Stock Option" means any Stock Option awarded to an Eligible Employee under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.
2.22     "Limited Stock Appreciation Right" means an Award of a limited Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right made pursuant to Section 7.5 of this Plan.
2.23     "Non-Employee Director" means a director of the Company who is not an active employee of the Company or an Affiliate and who is not an officer, director or employee of the Company or any Affiliate.
2.24     "Non-Qualified Stock Option" means any Stock Option awarded under this Plan that is not an Incentive Stock Option.
2.25     "Non-Tandem Stock Appreciation Right" means a Stock Appreciation Right entitling a Participant to receive an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of: (i) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (ii) the aggregate exercise price of such right.
2.26     "Other Stock-Based Award" means an Award of Common Stock and other Awards made pursuant to Article XI that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to performance of an Affiliate.
2.27     "Ownership Guidelines" means the guidelines adopted by the Board from time to time setting forth the minimum amount of Company stock that Non-Employee Directors are required to own.
2.28     "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.
2.29     "Participant" means any Eligible Employee or Consultant to whom an Award has been made under this Plan and each Non-Employee Director of the Company; provided, however, that a Non-Employee Director shall be a Participant for purposes of the Plan solely with respect to awards of Stock Options, Restricted Stock, Stock Units or Restricted Stock Units pursuant to Article XIII.
2.30     "Performance Criteria" has the meaning set forth in Exhibit A.
2.31     "Performance Cycle" has the meaning set forth in Section 10.1.
2.32     "Performance Goal" means the objective performance goals established by the Committee in accordance with Section 162(m) of the Code and based on one or more Performance Criteria.
2.33     "Performance Period" has the meaning set forth in Section 9.1.
2.34     "Performance Share" means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or, as determined by the Committee in its sole discretion, cash of an equivalent value at the end of the Performance Period or thereafter.
2.35     "Performance Unit" means an Award made pursuant to Article X of this Plan of the right to receive a fixed dollar amount, payable in cash or Common Stock (or a combination of both) as determined by the Committee in its sole discretion, at the end of a specified Performance Unit Cycle or thereafter.
2.36     "Performance Unit Cycle" has the meaning set forth in Section 10.2.
2.37     "Plan" means The Comtech Telecommunications Corp. 2000 Stock Incentive Plan.
2.38     "Reference Stock Option" has the meaning set forth in Section 7.1.
2.39     "Restricted Stock" means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII or Article XIII.

2.40     "Restricted Stock Unit" or “RSU” means an Award of a restricted stock unit under this Plan that is granted in accordance with and subject to restrictions under Article XI with respect to Eligible Employees and Consultants, and Article XIII with respect to Non-Employee Directors, which is a unit of measurement equivalent to one share of Common Stock but with none of the attendant rights of a holder of a share of Common Stock until a share of Common Stock is ultimately distributed in payment of the obligation (other than a right to receive dividend equivalent amounts as determined by the Committee).
2.41     "Restriction Period" has the meaning set forth in Section 8.3(a) with respect to Restricted Stock.
2.42     "Retirement" means a Termination of Employment or Termination of Consultancy other than a termination for Cause or due to death or Disability by a Participant at or after age 65 or such earlier date after age 50 as may be approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected at or after a Participant has attained age 65 or, with the consent of the Board, before age 65 but after age 50.
2.43     "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.
2.44     "Section 162(m) of the Code" means Section 162(m) of the Code and any Treasury regulations thereunder.
2.45     "Section 409A of the Code" means Section 409A of the Code and any Treasury regulations thereunder.
2.46     "Securities Act" means the Securities Act of 1933, as amended. Any reference to any section of the Securities Act shall also be a reference to any successor provision.
2.47     "Stock Appreciation Right" or "SAR" means the right pursuant to an Award granted under Article VII.
2.48     "Stock Option" or "Option" means any option to purchase shares of Common Stock granted to Eligible Employees or Consultants under Article VI or to Non-Employee Directors under Article XIII.
2.49     "Stock Unit"means an Award of a stock unit under this Plan that is granted in accordance with and subject to restrictions under Article XI with respect to Eligible Employees and Consultants, and Article XIII with respect to Non-Employee Directors, which is a unit of measurement equivalent to one share of Common Stock but with none of the attendant rights of a holder of a share of Common Stock until a share of Common Stock is ultimately distributed in payment of the obligation (other than a right to receive dividend equivalent amounts as determined by the Committee).

2.50     "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
2.51     "Tandem Stock Appreciation Right" means a Stock Appreciation Right entitling the holder to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of: (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof).
2.52     "Ten Percent Stockholder" means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.
2.53     "Termination" means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.
2.54     "Termination of Consultancy" means, with respect to a Consultant, that the Consultant is no longer acting as a consultant to the Company or an Affiliate. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his consultancy, the Committee, in its sole and absolute discretion, may determine that no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant or an Eligible Employee.
2.55     "Termination of Directorship" means, with respect to a Non-Employee Director, that the Non-Employee Director has ceased to be a director of the Company. In the event that a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his directorship, the Committee, in its sole and absolute discretion, may determine that no Termination of Directorship shall be deemed to occur until such time as such Non-Employee Director is no longer an Eligible Employee or Consultant.
2.56     "Termination of Employment" means: (i) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate. In the event that an Eligible Employee becomes a Consultant or Non-Employee Director upon the termination of his employment, the Committee, in its sole and absolute discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee or a Consultant.

2.57     "Transfer" means anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate or otherwise transfer and “Transferred” has a correlative meaning.
2.58     "Treasury Rate" means the interest rate payable on three-year notes issued by the United States Treasury with an issuance date that is closest to the first day of the relevant fiscal year, as reported by the U.S. Department of the Treasury on its website, http://www.treasurydirect.gov or such other official website maintained by the U.S. Department of the Treasury at such time.

ARTICLE III

ADMINISTRATION

3.1     The Committee. The Plan shall be administered and interpreted by the Committee. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 and Section 162(m) of the Code shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.
3.2     Grants of Awards. The Committee shall have full authority to grant to Eligible Employees and Consultants, pursuant to the terms of this Plan: (i) Stock Options; (ii) Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights; (iii) Restricted Stock; (iv) Performance Shares; (v) Performance Units; (vi) Restricted Stock Units; (vii) Stock Units; (viii) Other Stock-Based Awards; (ix) other awards providing benefits similar to (i) through (viii) designed to meet the requirements of Foreign Jurisdictions; and (x) cash incentive Awards under Section 10.1. All Equity Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant. In particular, the Committee shall have the authority:
(a)     to select the Eligible Employees and Consultants to whom Awards may from time to time be granted hereunder;
(b)     to determine whether and to what extent Awards, including any combination of two or more Awards, are to be granted hereunder to one or more Eligible Employees or Consultants;
(c)     to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Equity Award granted hereunder;
(d)     to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof and any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);
(e)     to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d) or, with respect to Stock Options granted to Non-Employee Directors, Section 13.4(d);
(f)     to the extent permitted by law, to determine whether, to what extent and under what circumstances to provide loans (which shall bear interest at the rate the Committee shall provide) to Eligible Employees and Consultants in order to exercise Stock Options under this Plan or to purchase Awards under this Plan (including shares of Common Stock);
(g)     to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option, whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right or whether an Award is intended to satisfy Section 162(m) of the Code;
(h)     to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, not to sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of an Option or an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award;
(i)     to modify, extend or renew an Award, subject to Article XV herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Award may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal; provided further, however, that such Award may be restructured to comply with Section 409A of the Code to avoid any adverse tax consequences, to the extent applicable;
(j)     to determine the form of any Award agreement or other document or notice related to this Plan, and whether that document, including signatures, may be in electronic form in accordance with Section 17.16 herein; and
(k)     to determine, subject to Sections 12.1 and 17.11, whether and under what circumstances (consistent with the terms of the Plan) a Participant shall be entitled to designate a beneficiary to receive the Participant’s outstanding Award(s) or exercise the Participant’s rights under the Participant’s outstanding Award(s) following the death of the Participant.
3.3     Guidelines. Subject to Article XV hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, Foreign Jurisdictions to comply with applicable tax and securities laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax and securities laws of such Foreign Jurisdictions. To the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.
3.4     Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.
3.5     Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.
3.6     Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.
3.7     Designation of Consultants/Liability.
(a)     The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to officers to execute agreements or other documents on behalf of the Committee.

(b)     The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any employee of the Company designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

ARTICLE IV
SHARE AND OTHER LIMITATIONS
4.1     Shares.
(a)     General Limitation. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which Equity Awards may be granted shall not exceed 9,462,500 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2) with respect to all types of Equity Awards (such aggregate number of shares includes shares already issued pursuant to Equity Awards granted under the Plan since its original inception). The shares of Common Stock available under this Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company.

(b)     Share Recycling (subject to Section 4.1(c) Limitations on Share Recycling).
If any Stock Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or, with respect to Stock Options, the Company repurchases any Stock Option, the number of shares of Common Stock underlying such unexercised or repurchased Stock Option or any unexercised Stock Appreciation Right shall again be available for the purposes of Equity Awards under this Plan. If any shares of Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units or Stock Units awarded under this Plan to a Participant are forfeited or repurchased by the Company for any reason, the number of forfeited or repurchased shares of Restricted Stock, or shares of Common Stock underlying any Performance Share, Performance Unit, Restricted Stock Unit or Stock Unit Awards shall again be available for the purposes of Equity Awards under this Plan. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan.
(c)     Limitations on Share Recycling.
Notwithstanding anything else herein, (i) the total number of Stock Options, Stock Appreciation Rights or Other Stock-Based Awards (subject to exercise) that have been exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net settlement, (ii) the total number of shares of Common Stock underlying any stock-settled Stock Appreciation Right that has been exercised regardless of whether a lesser number of shares of Common Stock have been delivered, (iii) any shares of Common Stock used to pay any exercise price on any Award granted under the Plan that is subject to exercise (including, without limitation, any Stock Options, Stock Appreciation Rights or Other Stock-Based Awards (subject to exercise)) and (iv) any shares of Common Stock used to satisfy tax withholding obligation with respect to any and all Awards granted under the Plan, shall in each case be counted against the limits set forth in Section 4.1(a) and shall no longer be available for purposes of granting Equity Awards under this Plan. In addition, shares of Common Stock repurchased by the Company on the open market using proceeds from the exercise of any Award shall not increase the number of shares available for future grant of Awards hereunder.
(d)     Individual Participant Limitations.     (i)     The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights, Performance Shares or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance

Goals in accordance with Section 8.3(a)(ii) herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 225,000 shares per type of Award (which shall be subject to any increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Equity Awards does not exceed 225,000 (which shall be subject to any increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee's or Consultant's individual share limitations for both Stock Appreciation Rights and Stock Options.
(ii)    There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 8.3(a)(ii) hereof.
(iii)    Performance Units payable solely in cash shall be deemed to be cash incentive awards subject to the limitation in Section 4.1(d)(v), and Performance Units payable in cash or in shares of Common Stock shall be subject to the limitation in Section 4.1(d)(i) unless the Committee has, no later than the time performance goals are specified for the Performance Units, designated such Performance Units as cash incentive awards potentially settleable in shares, in which case the Performance Units shall be subject to the limitation in Section 4.1(d)(v).
(iv)    The individual Participant limitations set forth in this Section 4.1(d)(i) – (iv) shall be cumulative; that is, to the extent that shares of Common Stock for which Equity Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Equity Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.
(v)    The maximum potential amount earnable under all cash incentive Awards granted under this Plan for any fiscal year of the Company to each Eligible Employee shall be such Eligible Employee’s “Annual Limit,” which in each fiscal year shall be $4 million plus the amount of the Eligible Person's unused Annual Limit as of the close of the previous fiscal year. This limitation is separate and not affected by the number of Awards granted during such fiscal year subject to the limitations under Section 4.1(d)(i) – (iv). For this purpose, (i) the potential amount earnable means the maximum amount potentially payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, (ii) a Participant's Annual Limit is used to the extent an amount may be potentially earned or paid under a cash incentive Award, regardless of whether such amount is in fact earned or paid, and (iii) a cash incentive Award is “granted” for the earliest fiscal year included in the Performance Cycle for that Award, regardless of whether the terms of the Award do or do not create a legal right on the part of the Participant ultimately to receive a payment with respect to such Award.

4.2     Changes.
(a)     The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any Affiliate, any sale or transfer of all or part of the assets or business of the Company or any Affiliate or any other corporate act or proceeding.
(b)     Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option or other Awards granted under this Plan and the purchase price thereof, the per share performance goals established under any Award, the number and kind of shares to be issued to Non-Employee Directors pursuant to Article XIII, and the individual participation limits set forth in Section 4.1(d) (other than those based on cash limitations) shall be appropriately adjusted consistent with such change in such manner as the Committee deems equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. In furtherance of the foregoing, each outstanding Award shall confer on the Participant a legal right to an appropriate adjustment of the Award in the event of an “equity restructuring” within the meaning of FASB ASC Topic 718. Notwithstanding the foregoing, the Committee shall not make any adjustments pursuant to this Section 4.2 that would subject a Participant to additional tax or penalties under Section 409A of the Code, without the Participant’s consent.
(c)     Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.
(d)     In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Stock Options and Stock Appreciation Rights, effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 30 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Stock Option or Award Agreements), but any such exercise shall be contingent upon and subject to the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.
If an Acquisition Event occurs but the Committee does not terminate the outstanding Stock Options and Stock Appreciation Rights pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.
4.3     Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.
4.4     Assumption of Awards. Awards that were granted prior to the Effective Date under the (i) Comtech Telecommunications Corp. 1982 Incentive Stock Option Plan (the "1982 Plan"), and (ii) the Comtech Telecommunications Corp. 1993 Incentive Stock Option Plan, as amended, shall be transferred and assumed by this Plan as of the Effective Date. Notwithstanding the foregoing, such Awards shall continue to be governed by the terms of the applicable agreement in effect prior to the Effective Date.
4.5     Minimum Restriction and Vesting Period. Notwithstanding any other provision of the Plan to the contrary, effective September 21, 2011, with respect to any Award of Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units, or Other Stock-Based Award which by its terms does not require the recipient of the Award to pay a per share exercise price or purchase price equal to the Fair Market Value of the underlying Common Stock at the grant date (collectively, “Full-Value Awards”), (i) the Restriction Period with respect to any such Award of Restricted Stock, (ii) the Performance Period with respect to any such Award of Performance Shares, (iii) the Performance Unit Cycle with respect to any such Award of Performance Units and (iv) the vesting period with respect to any such Restricted Stock Unit or any such Other Stock-Based Award that is payable in shares of Common Stock granted on or after such date shall be no less than (A) one year, if the lapsing of restrictions or vesting of the Full-Value Award is based (in whole or in part) on the attainment of one or more Performance Goals, and (B) three years, if the lapsing of restrictions or vesting of the Full-Value Award is based solely on the continued performance of services by the Participant (with the restrictions thereto lapsing or the Full-Value Award becoming vested as to no more than one-third (1/3rd) of the Common Stock subject thereto on each of the first and second anniversaries of the date of grant); provided, that, subject to the terms of the Plan, the Committee may (at the time of grant or thereafter) provide for the earlier lapsing of restrictions or the vesting of the Full-Value Award in the event of a Change of Control or a Participant’s Retirement, death or Disability; and provided further, that, subject to the limitations set forth in Section 4.1(a), Full-Value Awards with respect to up to five percent (5%) of the total number of Shares reserved for Awards under the Plan may be granted that are not subject to the foregoing limitations.
4.6     Dividends and Dividend Equivalents. Notwithstanding any other provision of the Plan to the contrary, any rights granted hereunder to a Participant under an Award granted on or after September 21, 2011 to receive or retain dividends or dividend equivalents with respect to the shares of Common Stock underlying any Full-Value Award (with respect to which the lapsing of the restrictions subject thereto or the vesting thereof is based (in whole or in part) on the attainment of one or more Performance Goals), shall be subject to the same vesting and/or forfeiture conditions (performance-based, service-based or otherwise) as are applicable to such Full-Value Award.
ARTICLE V

ELIGIBILITY

5.1     General Eligibility. All Eligible Employees and Consultants and prospective employees of and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock,

Performance Shares, Performance Units, Restricted Stock Units, Stock Units, Other Stock-Based Awards, awards providing benefits similar to each of the foregoing designed to meet the requirements of Foreign Jurisdictions under this Plan, and cash incentive Awards. Eligibility for the grant of an Award and actual participation in this Plan shall be determined by the Committee in its sole discretion. The vesting and exercise of Awards granted to a prospective employee or Consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

5.2     Incentive Stock Options. All Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Award and actual participation in this Plan shall be determined by the Committee in its sole discretion.
5.3     Non-Employee Directors. Non-Employee Directors are only eligible to receive an Award of Stock Options, Restricted Stock, Restricted Stock Units and Stock Units in accordance with Article XIII of the Plan.
5.4     Service Recipient Stock. Notwithstanding anything herein to the contrary, no Option or SAR under which a Participant may receive Common Stock may be granted under the Plan to an Eligible Employee, prospective employee, Consultant or Non-Employee Director of the Company or any of its Affiliates if such Common Stock does not constitute “service recipient stock” for purposes of Section 409A of the Code with respect to such Eligible Employee, prospective employee, Consultant or Non-Employee Director, unless such Option or SAR is structured in a manner intended to comply with, or be exempt from, Section 409A of the Code.
ARTICLE VI
STOCK OPTIONS
6.1     Stock Options. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code; or (ii) a Non-Qualified Stock Option.
6.2     Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) shall be a Non-Qualified Stock Option.

6.3     Terms of Stock Options. Stock Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:
(a)     Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock.
(b)     Stock Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option shall be exercisable more than 10 years after the date such Stock Option is granted; and further provided that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed 5 years.
(c)     Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.
(d)     Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Secretary of the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) to the extent permitted by law, if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market LLC or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker satisfactory to the Company to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market

Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefore, as provided herein, has been made or provided for.
(e)     Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until 3 months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.
(f)     Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Plan; provided that the rights of a Participant are not reduced without his consent; provided further, that any such modification, extension or renewal is intended to be structured to comply with Section 409A of the Code, to the extent applicable, and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, unless approved by stockholders of the Company, (i) an outstanding Option or SAR may not be modified to reduce the exercise price thereof, (ii) no new Option or SAR at a lower exercise price or base price may be substituted for a surrendered Option or SAR, and (iii) no other Award may be issued or cash may be paid in exchange for the surrender of an Option or SAR at a time that the exercise or base price of such Option or SAR exceeds the current Fair Market Value of a share of Common Stock or if such new Award or cash has a value in excess of the then in-the-money value of the surrendered Option or SAR, provided that adjustments or substitutions in accordance with Section 4.2 are not subject to this stockholder approval requirement.

(g)     Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall deem appropriate; provided, however, that Stock Options shall not provide for the automatic grant of the same number of Stock Options as the number of shares of Common Stock used to pay for the exercise price of Stock Options or shares of Common Stock used to pay withholding taxes (i.e., “reloads”).
(h)     Detrimental Activity. Unless otherwise determined by the Committee at grant, (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options (whether vested or unvested) held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period following the later of (x) Participant's Termination of Employment or (y) the date the Stock Option is exercised, that any Stock Options shall be immediately forfeited (whether or not then vested) and the Company shall be entitled to recover from the Participant at any time within one year after the later of (x) or (y), and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise of any Stock Options (whether at the time of exercise or thereafter).
ARTICLE VII
STOCK APPRECIATION RIGHTS
7.1     Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option. Consultants shall not be eligible for a grant of Tandem Stock Appreciation Rights granted in conjunction with all or part of an Incentive Stock Option.

7.2     Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article XII and the following:
(a)     Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.
(b)     Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VII.
(c)     Method of Exercise. A Tandem Stock Appreciation Right may be exercised by a Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.
(d)     Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.
(e)     Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of this Plan on the number of shares of Common Stock to be issued under this Plan.
(f)     Detrimental Activity. Unless otherwise determined by the Committee at grant, (i) in the event the Participant engages in Detrimental Activity prior to any exercise of Tandem Stock Appreciation Rights, all Tandem Stock Appreciation Rights (whether vested or unvested) held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period following the later of (x) Participant's Termination of Employment or (y) the date the Tandem Stock Appreciation Right is exercised, that any Tandem Stock Appreciation Rights shall be immediately forfeited (whether or not then vested) and the Company shall be entitled to recover from the Participant at any time within one year after the later of (x) or (y), and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).
7.3     Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Option granted under this Plan.
7.4     Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article XII and the following:
(a)     Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.
(b)     Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.
(c)     Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time and from time to time during the term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(d)     Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion at grant, or thereafter if no rights of a Participant are reduced) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant; provided, that if payment is made in cash such payment shall be structured to comply with Section 409A of the Code, to the extent applicable.
(e)     Detrimental Activity. Unless otherwise determined by the Committee at grant, (i) in the event the Participant engages in Detrimental Activity prior to any exercise of Non-Tandem Stock Appreciation Rights, all Non-Tandem Stock Appreciation Rights (whether vested or unvested) held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period following the later of (x) Participant's Termination of Employment or (y) the date the Non-Tandem Stock Appreciation Right is exercised, that any Non-Tandem Stock Appreciation Rights shall be immediately forfeited (whether or not then vested) and the Company shall be entitled to recover from the Participant at any time within one year after the later of (x) or (y), and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).
7.5     Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant a Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 7.2(d) with respect to Tandem Stock Appreciation Rights, or (ii) set forth in Section 7.4(d) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

ARTICLE VIII
RESTRICTED STOCK
8.1     Awards of Restricted Stock. Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance goals, including established Performance Goals in accordance with Section 162(m) of the Code, or such other factors as the Committee may determine, in its sole discretion.
8.2     Awards and Certificates. An Eligible Employee or Consultant selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered to the Company a fully executed copy of the applicable Award agreement relating thereto and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:
(a)     Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.
(b)     Acceptance. Awards of Restricted Stock must be accepted within a period of 90 days (or such shorter period as the Committee may specify at grant) after the Award date by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.
(c)     Legend. Each Participant receiving shares of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
"The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of The Comtech Telecommunications Corp. 2000 Stock Incentive Plan (the "Plan") and an Agreement entered into between the registered owner and the Company dated

_______. Copies of such Plan and Agreement are on file at the principal office of the Company."
(d)     Custody. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition to the grant of such Award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.
8.3     Restrictions and Conditions on Restricted Stock Awards. Subject to Section 4.5, shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article XII and the following restrictions and conditions:
(a)     Restriction Period; Vesting and Acceleration of Vesting. (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the "Restriction Period") commencing on the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.
(ii)    Objective Performance Goals, Formulae or Standards. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.
(b)     Rights as Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the

Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.
(c)     Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.
(d)     Detrimental Activity. Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period following the later of Termination of Employment or any vesting of Restricted Stock, the Committee may direct (at any time within one year thereafter) that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the gain realized at the time of vesting of any Restricted Stock.
ARTICLE IX
PERFORMANCE SHARES
9.1     Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. Subject to Section 4.5, the Committee shall, in its sole discretion, determine the Eligible Employees and Consultants to whom and the time or times at which such Performance Shares shall be awarded, the duration of the period (the "Performance Period") during which, and the conditions under which, a Participant's right to Performance Shares will be vested and the other terms and conditions of the Award in addition to those set forth in Section 9.2.
Each Performance Share awarded shall be referenced to one share of Common Stock. Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share Award upon the attainment of objective Performance Goals established pursuant to Section 9.2(c) below and such other non-performance based factors or criteria as the Committee may determine in its sole discretion.
9.2     Terms and Conditions. A Participant selected to receive Performance Shares shall not have any rights with respect to such Awards, unless and until such Participant has delivered a fully executed copy of a Performance Share Award agreement evidencing the Award to the Company and has otherwise complied with the following terms and conditions:

(a)     Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.
(b)     Payment. Following the Committee's determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Participant, in an amount equal to such Participant's earned Performance Share Award. Notwithstanding the foregoing, except as may be set forth in the agreement covering the Award, the Committee may, in its sole discretion and in accordance with Section 162(m) of the Code, award an amount less than the earned Performance Share Award and/or subject the payment of all or part of any Performance Share Award to additional vesting and forfeiture conditions as it deems appropriate.
(c)     Objective Performance Goals, Formulae or Standards. The Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.
(d)     Dividends and Other Distributions. At the time of any Award of Performance Shares, the Committee may, in its sole discretion, award an Eligible Employee or Consultant the right to receive the cash value of any dividends and other distributions that would have been received as though the Eligible Employee or Consultant had held each share of Common Stock referenced by the earned Performance Share Award from such date as the Committee may specify (but not earlier than the beginning of the Performance Period) until the actual distribution to such Participant of the related share of Common Stock or cash value thereof. Such amounts, if awarded, shall be paid to the Participant as and when the shares of Common Stock or cash value thereof are distributed to such Participant and, at the discretion of the Committee, may be paid with interest from the applicable dividend payment date until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, however, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than the Treasury Rate. Alternatively, the Committee may provide that any cash dividend equivalents shall be converted to additional Performance Shares as of the applicable dividend payment date, to be settled by delivery of shares of Common Stock or cash value thereof.
(e)     Detrimental Activity. Unless otherwise determined by the Committee at grant, each Award of Performance Shares shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period following the later of Termination of Employment or any vesting of Performance Shares, the Committee may direct (at any time within one year thereafter) that all unvested Performance Shares shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the gain realized at the time of vesting of any Performance Shares.
ARTICLE X
CASH INCENTIVE AWARDS AND PERFORMANCE UNITS
10.1     Cash Incentive Awards. Cash incentive Awards may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees and Consultants to whom and the time or times at which such cash incentive Awards shall be awarded, the duration of the period (the "Performance Cycle") during which, and the conditions under which, a Participant shall earn the cash incentive Award and the other terms and conditions of the Award in addition to those set forth in Section 10.3. Cash incentive Awards granted with a Performance Cycle of one year shall be designated as “Annual Incentive Awards.”
Cash incentive Awards shall be awarded in a dollar amount or a formula that will ultimately yield a dollar amount, as determined by the Committee. Except as otherwise provided herein, the Committee shall condition the right to payment of any cash incentive Award upon the attainment of at least one objective Performance Goal established pursuant to Section 10.3(a) and such other factors or criteria as the Committee may determine in its sole discretion.
Cash incentive Awards under this Section 10.1 may be settled and paid only if stockholders of the Company previously have approved the amendment and restatement of the Plan containing the authorization of cash incentive Awards in this Section 10.1.
10.2     Awards of Performance Units. Performance Units may be awarded either alone or in addition to other Awards granted under this Plan. Subject to Section 4.5, the Committee shall, in its sole discretion, determine the Eligible Employees and Consultants to whom and the time or times at which such Performance Units shall be awarded, the duration of the period (the "Performance Unit Cycle") during which, and the conditions under which, a Participant's right to Performance Units will be vested and the other terms and conditions of the Award in addition to those set forth in Section 10.3.

Performance Units shall be awarded in a dollar amount determined by the Committee and shall be converted to a referenced number of shares of Common Stock based on the Fair Market Value of shares of Common Stock at the conversion date designated by the Committee (such designation may occur at any time, but no conversion may reference a market price from a date preceding the designation date).
Upon conversion, each Performance Unit shall be referenced to one share of Common Stock. Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Unit Award upon the attainment of objective Performance Goals established pursuant to Section 10.3(a) and such other non-performance based factors or criteria as the Committee may determine in its sole discretion. The cash value of any fractional Performance Unit Award subsequent to conversion to shares of Common Stock shall be treated as a dividend or other distribution under Section 10.3(e) to the extent any portion of the Performance Unit Award is earned.
10.3     Terms and Conditions. The cash incentive Awards or Performance Units awarded pursuant to this Article X shall be subject to the following terms and conditions:
(a)     Performance Goals. The Committee shall establish the objective Performance Goal or Goals for the earning of cash incentive Awards or Performance Units based on a Performance Cycle or Performance Unit Cycle applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Cycle or Performance Unit Cycle or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goal or Goals is substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.
(b)     Vesting. At the expiration of the Performance Cycle or Performance Unit Cycle, the Committee shall determine and certify in writing the extent to which the Performance Goals have been achieved, and the corresponding extent to which a cash incentive Award or a Performance Unit has been earned in respect of each Participant.
(c)     Payment. Subject to the applicable provisions of the Award agreement and this Plan, at the expiration of the Performance Cycle or Performance Unit Cycle or any vesting period extending beyond the Performance Cycle or Performance Unit Cycle, cash or, with respect to Performance Units, shares of Common Stock (as the Committee may determine in its sole discretion at grant, or thereafter if no rights of a Participant are reduced), shall be delivered to the Participant in payment of any earned and vested cash incentive Award or any earned and vested Performance Units covered by the Performance Unit Award. Notwithstanding the foregoing, except as may be set forth in the agreement covering the Award, the Committee may, in its sole discretion, and to the extent applicable and permitted under Section 162(m) of the Code, award an amount less than the earned cash incentive Award or earned Performance Unit Award and/or subject the payment of all or part of any such Award to additional vesting and forfeiture conditions or conditions mandating the deferral of settlement of the Award as it deems appropriate. If an Award is deferred such Award shall not increase (between the date on which the Award is credited to any deferred compensation program applicable to such Participant and the payment date) by an amount that would result in such deferral being deemed as an “increase in the amount of compensation” under Section 162(m) of the Code.
(d)     Accelerated Vesting. Subject to Section 4.5, based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the date of earning or vesting of all or any part of any cash incentive Award or Performance Unit Award and/or waive the deferral limitations for all or any part of such Award, except that no acceleration or waiver may affect the time of settlement of an Award that constitutes a deferral of compensation under Section 409A of the Code except as permitted under applicable regulations and guidance under Section 409A.
(e)     Dividends and Other Distributions. At the time of any Award of Performance Units, the Committee may, in its sole discretion, award an Eligible Employee or Consultant the right to receive the cash value of any dividends and other distributions that would have been received as though the Eligible Employee or Consultant had held each share of Common Stock referenced by the earned Performance Unit Award from such date as the Committee may specify (but not earlier than the beginning of the Performance Cycle or Performance Unit Cycle) until the actual distribution to such Participant of the related share of Common Stock or cash value thereof. Such amounts, if awarded, shall be paid to the Participant as and when the shares of Common Stock or cash value thereof are distributed to such Participant and, at the discretion of the Committee, may be paid with interest from the applicable dividend payment date until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, however, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than the Treasury Rate.
(f)     Detrimental Activity. Unless otherwise determined by the Committee at grant, each Award of Performance Units shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period following the later of Termination of Employment or any vesting of Performance Units, the Committee may direct (at any time within one year thereafter) that all unvested Performance Units shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the gain realized at the time of vesting of any Performance Units which had vested in the period referred to above.
ARTICLE XI
OTHER STOCK-BASED AWARDS
11.1     Other Awards. Other Stock-Based Awards (including, without limitation, Restricted Stock Units and Stock Units) may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.
Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.
11.2     Terms and Conditions. Subject to Section 4.5, Other Stock-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:
(a)     Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article XI may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
(b)     Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article XI shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion. Dividend equivalents shall confer upon the recipient the right to be credited, as of dividend payment dates, with the equivalent value (in cash or shares) of any dividends and other distributions that would have been received as though the Eligible Employee or Consultant had held each share of Common Stock referenced by the Award under this Article XI from such date as the Committee may specify (but not earlier than the Grant Date of the Award) until the date such Award vests, is distributed or expires. Dividend equivalents accrued as a cash obligation and to be paid to the Participant after the dividend payment date may, at the discretion of the Committee, be paid with interest from the applicable dividend payment date until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, however, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than the Treasury Rate. Alternatively, the Committee may provide any cash dividend equivalents shall be converted to additional Other Stock-Based Awards as of the applicable dividend payment date, to be settled by delivery of shares of Common Stock or cash value thereof.
(c)     Vesting. Any Award under this Article XI and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.
(d)     Waiver of Limitation. The Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XI.
(e)     Price. Common Stock or Other Stock-Based Awards issued on a bonus basis under this Article XI may be issued for no cash consideration; Common Stock or Other Stock-Based Awards purchased pursuant to a purchase right awarded under this Article XI shall be priced as determined by the Committee. Subject to Section 4.3, the purchase price of shares of Common Stock or Other Stock-Based Awards may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value. The purchase of shares of Common Stock or Other Stock-Based Awards may be made on either an after-tax or pre-tax basis, as determined by the Committee; provided, however, that if the purchase is made on a pre-tax basis, such purchase shall be made pursuant to a deferred compensation program established by the Committee, which will be deemed a part of this Plan.
(f)     Detrimental Activity. Other Stock-Based Awards under this Article XI and any Common Stock covered by any such Award shall be forfeited in the event the Participant engages in Detrimental Activity under such conditions set forth by the Committee in the Award agreement.
ARTICLE XII
NON-TRANSFERABILITY AND TERMINATION
OF EMPLOYMENT/CONSULTANCY
12.1     Non-Transferability. No Stock Option, Stock Appreciation Right, Performance Unit, Performance Share or Other Stock-Based Award shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution or following death of the Participant pursuant to a beneficiary designation authorized by the Committee. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant's lifetime, only by the Participant. Tandem Stock Appreciation Rights shall be Transferable, to the extent permitted above, only with the underlying

Stock Option. Shares of Restricted Stock under Article VIII may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Non-Qualified Stock Option that is otherwise not transferable pursuant to this Section 12.1 is transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee, except no transfer or other disposition for value shall be permitted. A Non-Qualified Stock Option that is transferred to a Family Member pursuant to the preceding sentence may not be subsequently transferred otherwise than by will or by the laws of descent and distribution.
12.2     Termination of Employment or Termination of Consultancy. The following rules apply with regard to the Termination of Employment or Termination of Consultancy of a Participant:
(a)     Rules Applicable to Stock Options and Stock Appreciation Rights. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:
(i)    Termination by Reason of Death, Disability or Retirement. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, Disability or Retirement, all Stock Options and Stock Appreciation Rights held by such Participant may be exercised, to the extent exercisable at the Participant's Termination of Employment or Termination of Consultancy, by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated terms of such Stock Options and Stock Appreciation Rights; provided, however, that, in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options and Non-Tandem Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options and Non-Tandem Stock Appreciation Rights.
(ii)    Involuntary Termination Without Cause. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause, all Stock Options and Stock Appreciation Rights held by such Participant may be exercised, to the extent exercisable at Termination of Employment or Termination of Consultancy, by the Participant at any time within a period of 90 days from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated term of such Stock Options and Stock Appreciation Rights.
(iii)    Voluntary Termination. If a Participant's Termination of Employment or Termination of Consultancy is voluntary (other than a voluntary termination described in Section 12.2(a)(iv)(B) below), all Stock Options and Stock Appreciation Rights held by such Participant may be exercised, to the extent exercisable at Termination of Employment or Termination of Consultancy, by the Participant at any time within a period of 30 days from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated terms of such Stock Options and Stock Appreciation Rights. Notwithstanding the foregoing, effective for Stock Options and Stock Appreciation Rights granted on or after October 19, 2000, if a Participant's Termination of Employment or Termination of Consultancy is voluntary, all Stock Options and Stock Appreciation Rights held by such Participant shall thereupon terminate and expire as of the date of such Termination of Employment or Termination of Consultancy.
(iv)    Termination for Cause. If a Participant's Termination of Employment or Termination of Consultancy (A) is for Cause or (B) is a voluntary termination (as provided in subsection (iii) above) within 90 days after an event which would be grounds for a Termination of Employment or Termination of Consultancy for Cause, all Stock Options and Stock Appreciation Rights held by such Participant shall thereupon terminate and expire as of the date of such Termination of Employment or Termination of Consultancy.
(b)     Rules Applicable to Restricted Stock. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.
(c)     Rules Applicable to Performance Shares and Performance Units. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the Performance Period, the Performance Unit Cycle or other period or restriction as may be applicable for a given Award, the Performance Shares or Performance Units in question will vest (to the extent applicable and to the extent permissible under Section 162(m) of the Code) or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.
(d)     Rules Applicable to Other Stock-Based Awards. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's

Termination of Employment or Termination of Consultancy for any reason during any period or restriction as may be applicable for a given Award, the Other Stock-Based Awards in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.
ARTICLE XIII
NON-EMPLOYEE DIRECTOR GRANTS
13.1     Awards. The terms of this Article XIII shall apply only to Awards of Stock Options, Restricted Stock Units, Restricted Stock and Stock Units granted to Non-Employee Directors.
13.2     Stock Option Grants. Without further action by the Board or the stockholders of the Company, each Non-Employee Director shall, subject to the terms of the Plan, be granted:
(a)     Initial Option Grant.
(i)    Effective January 13, 2012 through December 10, 2015 (the “December Effective Date”), Stock Options to purchase shares of Common Stock as of the date the Non-Employee Director begins service as a Non-Employee Director on the Board (such date, the “Service Commencement Date”), provided that the Non-Employee Director began service on or after the Effective Date, in an amount determined as follows (subject to increase or decrease pursuant to Section 4.2): the number of shares of Common Stock subject to such Stock Options shall be equal to the product of 15,000 and a fraction, the numerator of which shall be equal to 365 minus the number of days that have elapsed since the previous “NED Grant Date” (as defined below), and the denominator of which is 365; and
(ii)    Effective after the December Effective Date, Stock Options to purchase shares of Common Stock as of the Service Commencement Date, provided that the Non-Employee Director began service after the Effective Date, in an amount (subject to increase or decrease pursuant to Section 4.2) that is the product of (A) Stock Options to purchase that number of shares of Common Stock having a Black-Scholes value of $100,000 as of the Service Commencement Date, and (B) a fraction, the numerator of which shall be equal to 365 minus the number of days that have elapsed since the previous NED Grant Date, and the denominator of which is 365 (with any fractional share rounded down to the nearest whole share), provided, however, effective on and after August 9, 2016 (the “August Effective Date”), Stock Options to purchase shares of Common Stock as of the Commencement Date, provided that the Non-Employee Director began service on or after the August Effective Date, in an amount

(subject to increase or decrease pursuant to Section 4.2) that is the product of (A) Stock Options to purchase that number of shares of Common Stock having a Black-Scholes value of $120,000 as of the Service Commencement Date, and (B) a fraction, the numerator of which shall be equal to 365 minus the number of days that have elapsed since the previous NED Grant Date, and the denominator of which is 365 (with any fractional share rounded down to the nearest whole share) ; and
(b)     Annual Option Grant.
(i)    Subject to Sections 13.5(a), 13.5(b) and 13.6(a), effective January 13, 2012 through the December Effective Date, in addition to Stock Options granted pursuant to (a) above, Stock Options to purchase 15,000 shares of Common Stock (subject to increase or decrease pursuant to Section 4.2) as of June 2 of each calendar year or, if a different date, the date the Company grants annual equity awards under the Plan to the employees of the Company (such date, the “NED Grant Date”) commencing June 2, 2011 through the December Effective Date, provided he or she has not, as of such NED Grant Date, experienced a Termination of Directorship; and
(ii)    Subject to Sections 13.5(a), 13.5(b) and 13.6(a), (x) effective after the December Effective Date, in addition to Stock Options granted pursuant to (a) above, Stock Options to purchase that number of shares of Common Stock having a Black-Scholes value of $100,000 (subject to increase or decrease pursuant to Section 4.2) as of June 2 of each calendar year or, if a different date, the NED Grant Date commencing after the December Effective Date, provided he or she has not, as of such NED Grant Date, experienced a Termination of Directorship and (y) effective from and after the August Effective Date, in addition to Stock Options granted pursuant to (a) above, Stock Options to purchase that number of shares of Common Stock having a Black-Scholes value of $120,000 (subject to increase or decrease pursuant to Section 4.2) as of June 2 of each calendar year or, if a different date, the NED Grant Date commencing on or after the August Effective Date, provided he or she has not, as of such NED Grant Date, experienced a Termination of Directorship. The applicable number of Stock Options granted each calendar year to a Non-Employee Director pursuant to Section 13.2(b)(i) or (ii) is hereinafter referred to as an “Annual Option.”
13.3     Non-Qualified Stock Option. Stock Options granted under this Article XIII shall be Non-Qualified Stock Options.
13.4     Terms of Stock Options. Stock Options granted under this Article XIII shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:
(a)     Stock Option Price. The Stock Option price per share of Common Stock purchasable under a Stock Option shall equal 100% of the Fair Market Value of the share of Common Stock on the NED Grant Date.
(b)     Stock Option Term. The term of each Stock Option granted (i) prior to August 1, 2005, shall be ten (10) years, (ii) on or after August 1, 2005 and prior to the December Effective Date, shall be five (5) years, and (iii) on or after the December Effective Date, shall be five (5) years unless otherwise determined by the Committee at or prior to grant, provided that in no event shall the term of any Stock Option exceed ten (10) years.
(c)     Exercisability. Stock Options granted to Non-Employee Directors pursuant to Section 13.2 shall vest and become exercisable (i) for Stock Options granted prior to August 1, 2005, on the first anniversary of the NED Grant Date, (ii) for Stock Options granted on or after August 1, 2005 and prior to the December Effective Date, in installments over a three (3) year period commencing on the NED Grant Date at the rate of 25% effective on the first and second anniversaries of the NED Grant Date and 50% on the third anniversary of the NED Grant Date, and (iii) for Stock Options granted on or after the December Effective Date, unless otherwise determined by the Committee at or prior to grant, in installments over a three (3) year period commencing on the NED Grant Date at the rate of 25% effective on the first and second anniversaries of the NED Grant Date and 50% on the third anniversary of the NED Grant Date; provided that, except as otherwise determined by the Committee at or prior to grant with respect to any Stock Option granted on or after the December Effective Date, or except as otherwise specifically provided herein, the Stock Option may become vested only during the period prior to his or her Termination of Directorship.

(d)     Method of Exercise. Subject to whatever waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the Company; (ii) to the extent permitted by law, if the Common Stock is traded on a national securities exchange, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker satisfactory to the Company to deliver promptly to the Company an amount equal to the purchase price; or (iii) such other arrangement for the satisfaction of the purchase price, as the Board may accept. If and to the extent determined by the Board in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date. No shares of Common Stock shall be issued until payment, as provided herein, therefore has been made or provided for.
(e)     Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options granted under this Article XIII shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Section XIII; provided that the rights of a Participant are not reduced without his consent; provided further, that any such modification, extension or renewal is intended to be structured to comply with Section 409A of the Code, to the extent applicable, and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, unless approved by stockholders of the Company, (i) an outstanding Option may not be modified to reduce the exercise price thereof, (ii) no new Option at a lower exercise price or base price may be substituted for a surrendered Option, and (iii) no other Award may be issued or cash may be paid in exchange for the surrender of an Option at a time that the exercise or base price of such Option exceeds the current Fair Market Value of a share of Common Stock or if such new Award or cash has a value in excess of the then in-the-money value of the surrendered Option, provided that adjustments or substitutions in accordance with Section 4.2 are not subject to this stockholder approval requirement.
(f)     Termination of Directorship. The following rules apply with regard to Stock Options upon the Termination of Directorship:
(i)    Termination of Directorship by Reason of Death, Disability or Otherwise Ceasing to be a Director. Except as otherwise provided herein, upon the Termination of Directorship by reason of death, Disability, resignation, failure to stand for reelection or failure to be reelected or otherwise, all outstanding Stock Options exercisable and not exercised shall remain exercisable to the extent exercisable on such date of Termination of Directorship by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law, at any time prior to the expiration of the stated term of such Stock Option.
(ii)    Cancellation of Options. Except as provided herein or in Section 13.4(g), no Stock Options that were not exercisable as of the date of Termination of Directorship shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Stock Options shall terminate and become null and void upon a Termination of Directorship. Notwithstanding the foregoing, the Committee shall be authorized, in its sole discretion, at any time on or prior to the date of the Termination of Directorship, to provide, based on such factors, if any, as the Committee may determine, that any outstanding Stock Options that are not exercisable as of the date of Termination of Directorship shall thereafter continue to become exercisable in accordance with the original terms of such Stock Options as if a Termination of Directorship never occurred. Notwithstanding anything herein to the contrary, if a Non-Employee Director's Termination of Directorship is for Cause, all Stock Options held by the Non-Employee Director shall thereupon terminate and expire as of the date of termination.
(g)     Acceleration of Exercisability. All Stock Options granted to a Non-Employee Director and not previously exercisable shall become fully exercisable upon such Director's death, and all Stock Options granted to Non-Employee Directors and not previously exercisable shall become fully exercisable immediately upon a Change in Control (as defined in Section 14.2). In addition, the Committee may accelerate the vesting and exercisability of any such Stock Option at any time at or after grant in whole or in part, based on such factors, if any, as the Committee shall determine, in its sole discretion.
(h)     Detrimental Activity. For Stock Options granted to Non-Employee Directors on or after September 21, 2011, unless otherwise determined by the Committee at grant, (i) in the event the Non-Employee Director engages in Detrimental Activity prior to any exercise of the Stock Option, all such Stock Options (whether vested or unvested) held by the Non-Employee Director shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Non-Employee Director shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Non-Employee Director is in compliance with the terms and conditions of the Plan and that the Non-Employee Director has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Non-Employee Director engages in Detrimental Activity during the one year period following the later of (x) Non-Employee Director's Termination of Directorship or (y) the date the Stock Option is exercised, any such Stock Options shall be immediately forfeited (whether or not then vested) and the Company shall be entitled to recover from the Non-Employee Director at any time within one year after the later of (x) or (y), and the Non-Employee Director shall pay over to the Company, an amount equal to any gain realized as a result of the exercise of any Stock Options (whether at the time of exercise or thereafter).
13.5     Terms of Restricted Stock Units. RSUs granted under this Article XIII shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:
(a)     Automatic Grant. Effective as of September 21, 2011, a Non-Employee Director who as of the December 31 of the calendar year prior to a NED Grant Date (the “Determination Date”) has not satisfied his minimum Company stock ownership requirement under the Ownership Guidelines shall be automatically granted, without further action by the Non-Employee Director, Committee or the stockholders of the Company, in lieu of all or a portion of the Annual Option that otherwise would have been granted to the Non-Employee Director on such NED Grant Date, a number of RSUs determined by the Committee in its sole discretion by converting the Stock Options that the Non-Employee Director would otherwise have received on the NED Grant Date to RSUs by dividing the Black-Scholes value of such Stock Options on the NED Grant Date by the Fair Market Value of a share of Common Stock on the NED Grant Date up to the number of RSUs equal to the number of shares of Common Stock necessary for the Non-Employee Director to have satisfied his minimum stock ownership requirement under the Ownership Guidelines as of the Determination Date. Any fractional Stock Options or RSUs, as applicable, resulting from the foregoing calculations shall be eliminated by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements or other Award shall be made with respect to fractional Stock Options or RSUs, as applicable, eliminated by rounding. Any Stock Options that remain following the forgoing calculations shall, subject to Sections 13.5(b) and 13.6(a), be granted to the Non-Employee Director on the NED Grant Date in accordance with Section 13.2(b).
(b)     Election. Effective as of September 21, 2011, a Non-Employee Director may elect, without further action by the Committee or the stockholders of the Company, to be granted, in lieu of all or a portion of the Annual Option that, subject to Section 13.5(a), otherwise would have been granted to the Non-Employee Director on such NED Grant Date, the number of RSUs equal to the Black-Scholes value on the NED Grant Date of the Stock Options that the Non-Employee Director has elected not to receive on the NED Grant Date divided by the Fair Market Value of the Common Stock on the NED Grant Date, as

determined by the Committee in its sole discretion. Any fractional RSU resulting from the foregoing calculation shall be eliminated by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements or other Award shall be made with respect to fractional RSUs eliminated by rounding. Any election pursuant to this Section 13.5(b) shall be in writing delivered to the Committee on an election form prescribed by, and acceptable to, the Committee and in accordance with the procedures established by the Committee, and must be delivered by the Non-Employee Director by either (i) no later than the December 31 of the calendar year prior to the calendar year in which the relevant NED Grant Date is scheduled to occur, (ii) within thirty (30) days of his first becoming a Non-Employee Director, or (iii) by such other deadline, approved in advance by the Committee, that is compliant with Section 409A of the Code and does not result in constructive receipt of income by the Non-Employee Director.
(c)     Vesting. RSUs granted to Non-Employee Directors pursuant to this Section 13.5 (i) prior to the December Effective Date, shall vest in installments over a three (3) year period, commencing on the NED Grant Date, at the rate of 25% effective on the first and second anniversaries of the NED Grant Date and 50% on the third anniversary of the NED Grant Date, and (ii) on or after the December Effective Date, shall vest, unless otherwise determined by the Committee at or prior to grant, in installments over a three (3) year period, commencing on the NED Grant Date, at the rate of 25% effective on the first and second anniversaries of the NED Grant Date and 50% on the third anniversary of the NED Grant Date; provided that, except as otherwise determined by the Committee at or prior to grant with respect to any RSUs granted on or after the December Effective Date, or except as otherwise specifically provided herein, the RSUs may become vested only during the period prior to his or her Termination of Directorship.
(d)     Acceleration of Vesting. All unvested RSUs granted to a Non-Employee Director shall become fully vested upon (i) such Non-Employee Director's death or (ii) a Change in Control. In addition, the Committee may accelerate the vesting of any such RSU at any time at or after grant in whole or in part, based on such factors, if any, as the Committee shall determine, in its sole discretion.
Within thirty (30) days following the Non-Employee Director’s Termination of Directorship for any reason other than a Termination of Directorship for Cause, the Non-Employee Director shall receive one share of Common Stock for each vested RSU held by the Non-Employee Director as of the date of the Non-Employee Director’s Termination of Directorship, the ownership of which shall be recognized by the Company through an uncertificated book entry credited to a book entry account maintained by the Company (or its designee) on behalf of the Non-Employee Director or such other method (including the issuance of stock certificate) as determined by the Company in its sole discretion.
(e)     Form and Modification of Restricted Stock Units. Subject to the terms and conditions and within the limitations of this Plan, RSUs granted under this Article XIII shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify outstanding RSUs granted under this Section XIII; provided that the rights of a Participant are not reduced without his consent; provided further, that any such modification is intended to be structured to comply with Section 409A of the Code, to the extent applicable.
(f)     Termination of Directorship. Except as otherwise provided in Section 13.5(d) hereof, RSUs that are not vested as of the date of a Non-Employee Director’s Termination of Directorship for any reason shall terminate and be forfeited in their entirety as of the date of such Termination of Directorship. Notwithstanding anything herein to the contrary, in the event of a Non-Employee Director’s Termination of Directorship for Cause, the Non-Employee Director’s RSUs (whether vested or unvested) shall terminate and be forfeited in their entirety as of the date of such Termination of Directorship.
(g)     Detrimental Activity. Unless otherwise determined by the Committee at grant, each Award of RSUs shall provide that in the event the Non-Employee Director engages in Detrimental Activity prior to, or during the one year period following the later of Termination of Directorship or any vesting of RSUs, the Committee may direct (at any time within one year thereafter) that all unvested RSUs and all vested but unpaid RSUs shall be immediately forfeited to the Company and that the Non-Employee Director shall pay over to the Company the amount realized from any RSUs or any Common Stock paid in connection therewith.
(h)    Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of RSUs under this Section 13.5 shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion. Dividend equivalents shall confer upon the recipient the right to receive the cash value of any dividends and other distributions that would have been received as though the Non-Employee Director had held each share of Common Stock referenced by the RSU from such date as the Committee may specify (but not earlier than the Grant Date of the Award) until the actual distribution to such Participant of the related share of Common Stock or cash value thereof. Such amounts, if awarded and to be paid to the Participant as and when the shares of Common Stock or cash value thereof are distributed to such Participant, may, at the discretion of the Committee, be paid with interest from the applicable dividend payment date until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, however, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than the Treasury Rate. Alternatively, the Committee may provide that such cash dividend equivalents will be deemed reinvested in additional RSUs as of the applicable dividend payment date, to be settled by delivery of shares of Common Stock or cash value thereof at the same time as such deferred cash dividend equivalents would have been settled hereunder.
13.6     Terms of Restricted Stock Awards. Restricted Stock granted under this Article XIII shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:
(a)     Election. Effective as of September 21, 2011, a Non-Employee Director may elect, without further action by the Committee or the stockholders of the Company, to be granted, in lieu of all or a portion of the Annual Option that, subject to Section 13.5(a), otherwise would have been granted to the Non-Employee Director on such NED Grant Date, the number of shares of Restricted Stock equal to the Black-Scholes value on the NED Grant Date of the Stock Options that the Non-Employee Director has elected not to receive on the NED Grant Date divided by the Fair Market Value of the Common Stock on the NED Grant Date, as determined by the Committee in its sole discretion. Any fractional share of Restricted Stock resulting from the foregoing calculation shall be eliminated by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements or other Award shall be made with respect to fractional shares of Restricted Stock eliminated by rounding. Any election pursuant to this Section 13.6(a) shall be in writing delivered to the Committee on an election form prescribed by, and acceptable to, the Committee and in accordance with the procedures established by the Committee, and must be delivered by the Non-Employee Director by either (i) no later than the December 31 of the calendar year prior to the calendar year in which the relevant NED Grant Date is scheduled to occur, (ii) within thirty (30) days of his first becoming a Non-Employee Director, or (iii) effective as of June 5, 2013, by such other deadline, approved in advance by the Committee, that is compliant with Section 409A of the Code and does not result in constructive receipt of income by the Non-Employee Director.
A Non-Employee Director who elects to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered to the Company a fully executed copy of the applicable Award agreement relating thereto and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(i)    Purchase Price. The purchase price for shares of Restricted Stock shall be zero to the extent permitted by applicable law, and, to the extent not so permitted, such be the lowest permissible price.
(ii)    Acceptance. Awards of Restricted Stock must be accepted within a period of 90 days (or such shorter period as the Committee may specify at grant) after the Award date by executing a Restricted Stock Award agreement and by paying whatever price (if any) required by law.
(iii)    Legend. Each Participant receiving shares of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
"The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of The Comtech Telecommunications Corp. 2000 Stock Incentive Plan (the "Plan") and an Agreement entered into between the registered owner and the Company dated _______. Copies of such Plan and Agreement are on file at the principal office of the Company."
(iv)    Custody. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition to the grant of such Award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.
(b)     Restrictions and Conditions. Shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:
(i)    Vesting. Shares of Restricted Stock granted to Non-Employee Directors pursuant to Section 13.6(a) (i) prior to the December Effective Date, shall vest in installments over a three (3) year period, commencing on the NED Grant Date, at the rate of 25% effective on the first and second anniversaries of the NED Grant Date and 50% on the third anniversary of the NED Grant Date, and (ii) on or after the December Effective Date, shall vest, unless otherwise determined by the Committee at or prior to grant, in installments over a three (3) year period, commencing on the NED Grant Date, at the rate of 25% effective on the first and second anniversaries of the NED Grant Date and 50% on the third anniversary of the NED Grant Date; provided that, except as otherwise determined by the Committee at or prior to grant with respect to any shares of Restricted Stock granted on or after the December Effective Date, or except as otherwise specifically provided herein, the shares of Restricted Stock may become vested only during the period prior to his or her Termination of Directorship. Notwithstanding the foregoing, all unvested shares of Restricted Stock granted to Non-Employee Directors pursuant to Section 13.6(a) shall become fully vested upon (i) such Non-Employee Director's death or (ii) a Change in Control. In addition, the Committee may accelerate the vesting of any such shares of Restricted Stock at any time at or after grant in whole or in part, based on such factors, if any, as the Committee shall determine, in its sole discretion. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under Section 13.6(a) prior to vesting.
(ii)    Rights as Stockholder. Except as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the vesting of the underlying shares of Restricted Stock.
(iii)    Lapse of Restrictions. If and when shares of Restricted Stock vest, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.
(iv)    Form and Modification of Restricted Stock Awards. Subject to the terms and conditions and within the limitations of this Plan, shares of Restricted Stock granted under this Article XIII shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify outstanding Restricted Stock Awards granted under this Section XIII; provided that the rights of a Participant are not reduced without his consent; provided further, that any such modification is intended to be structured to comply with Section 409A of the Code, to the extent applicable.
(v)     Termination of Directorship. Except as otherwise provided herein and in Section 13.6(c)(i) hereof, shares of Restricted Stock that are not vested as of the date of a Non-Employee Director’s Termination of Directorship for any reason shall terminate and be forfeited in their entirety as of the date of such Termination of Directorship.

Notwithstanding the foregoing, the Committee shall be authorized, in its sole discretion, at any time on or prior to the date of the Termination of Directorship, to provide, based on such factors as the Committee may determine, in its sole discretion, that any shares of Restricted Stock that are not vested as of the date of Termination of Directorship shall thereafter continue to vest in accordance with the original terms of such shares of Restricted Stock as if a Termination of Directorship never occurred. Notwithstanding anything herein to the contrary, in the event of a Non-Employee Director’s Termination of Directorship for Cause, the Non-Employee Director’s shares of Restricted Stock (whether vested or unvested) shall be forfeited in their entirety as of the date of such Termination of Directorship.
(c)     Detrimental Activity. Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Non-Employee Director engages in Detrimental Activity prior to, or during the one year period following the later of Termination of Directorship or any vesting of Restricted Stock, the Committee may direct (at any time within one year thereafter) that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Non-Employee Director shall pay over to the Company the amount realized at the time of vesting of any Restricted Stock.
13.7     Terms of Stock Units. Stock Units granted under this Article XIII shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:
(a)     Election. Effective as of September 21, 2011, a Non-Employee Director may elect, without further action by the Committee or the stockholders of the Company, to be granted on the date the relevant cash retainer payment was scheduled to be paid (the “Retainer Payment Date”), in lieu of all or a portion of the Non-Employee Director’s annual cash retainer that would have been paid to the Non-Employee Director, the number of Stock Units equal to the amount of the cash retainer that the Non-Employee Director has elected not to receive divided by the Fair Market Value of the Common Stock on the Retainer Payment Date, as determined by the Committee in its sole discretion. Any fractional Stock Unit resulting from the foregoing calculation shall be eliminated by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements or other Award shall be made with respect to fractional Stock Units eliminated by rounding. Any election pursuant to this Section 13.7(a) shall be in writing delivered to the Committee on an election form prescribed by, and acceptable to, the Committee and in accordance with the procedures established by the Committee, and must be delivered by the Non-Employee Director by either (i) no later than the December 31 of the calendar year prior to the calendar year in which the relevant cash retainer payment is scheduled to be paid, (ii) within thirty (30) days of his first becoming a Non-

Employee Director or (iii) by such other deadline, approved in advance by the Committee, that is compliant with Section 409A of the Code and does not result in constructive receipt of income by the Non-Employee Director.
(b)     Vesting. Prior to the December Effective Date, Stock Units granted to Non-Employee Directors pursuant to Section 13.7(a) shall be fully vested on the date of grant. On or after the December Effective Date, Stock Units granted to Non-Employee Directors pursuant to Section 13.7(a) shall be fully vested on the date of grant unless otherwise provided by the Committee at or prior to grant.
(c)     Payment. Within thirty (30) days following the Non-Employee Director’s Termination of Directorship for any reason other than a Termination of Directorship for Cause, the Non-Employee Director shall receive one share of Common Stock for each Stock Unit held by the Non-Employee Director as of the date of the Non-Employee Director’s Termination of Directorship, the ownership of which shall be recognized by the Company through an uncertificated book entry credited to a book entry account maintained by the Company (or its designee) on behalf of the Non-Employee Director or such other method (including the issuance of stock certificate) as determined by the Company in its sole discretion.
(d)     Form and Modification of Stock Units. Subject to the terms and conditions and within the limitations of this Plan, Stock Units granted under this Article XIII shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify outstanding Stock Units granted under this Section XIII; provided that the rights of a Participant are not reduced without his consent; provided further, that any such modification is intended to be structured to comply with Section 409A of the Code, to the extent applicable.
(e)     Termination of Directorship. Notwithstanding anything herein to the contrary, in the event of a Non-Employee Director’s Termination of Directorship for Cause, the Non-Employee Director’s Stock Units shall terminate and be forfeited in their entirety as of the date of such Termination of Directorship.
(f)     Detrimental Activity. Unless otherwise determined by the Committee at grant, each Award of Stock Units shall provide that in the event the Non-Employee Director engages in Detrimental Activity prior to, or during the one year period following the later of Termination of Directorship or any grant of Stock Units, the Committee may direct (at any time within one year thereafter) that all Stock Units shall be immediately forfeited to the Company and that the Non-Employee Director shall pay over to the Company the amount realized from any Stock Units or any Common Stock paid in connection therewith.

(h)    Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of Stock Units under this Section 13.7 shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion. Dividend equivalents shall confer upon the recipient the right to receive the cash value of any dividends and other distributions that would have been received as though the Non-Employee Director had held each share of Common Stock referenced by the Stock Unit from such date as the Committee may specify (but not earlier than the Grant Date of the Award) until the actual distribution to such Participant of the related share of Common Stock or cash value thereof. Such amounts, if awarded and to be paid to the Participant as and when the shares of Common Stock or cash value thereof are distributed to such Participant, may, at the discretion of the Committee, be paid with interest from the applicable dividend payment date until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, however, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than the Treasury Rate. Alternatively, the Committee may provide that such cash dividend equivalents will be deemed reinvested in additional Stock Units as of the applicable dividend payment date, to be settled by delivery of shares of Common Stock or cash value thereof at the same time as such deferred cash dividend equivalents would have been settled hereunder.
13.8     Changes.
(a)     The Awards to a Non-Employee Director shall be subject to Sections 4.2(a), (b) and (c) of the Plan and this Section 13.8, but shall not be subject to Section 4.2(d).
(b)     If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Stock Options or substitutes new Stock Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Stock Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Stock Options shall expire without additional compensation to the holder thereof; provided, that, the Board shall deliver notice to each Non-Employee Director at least 30 days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Stock Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full, effective as of such consummation, all Stock Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Stock Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a 90 day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.
ARTICLE XIV
CHANGE IN CONTROL PROVISIONS
14.1     Benefits. In the event of a Change in Control of the Company, except as otherwise provided by the Committee upon the grant of an Award, the Participant shall be entitled to the following benefits:
(a)     Except to the extent provided in the applicable Award agreement, the Participant's employment agreement with the Company or an Affiliate, as approved by the Committee, or other written agreement approved by the Committee (as such agreement may be amended from time to time), (i) Equity Awards granted and not previously exercisable shall become exercisable upon a Change in Control, (ii) restrictions to which any shares of Restricted Stock granted prior to the Change in Control are subject shall lapse upon a Change in Control, and (iii) the conditions required for vesting of any unvested Performance Units and/or Performance Shares shall be deemed to be satisfied upon a Change in Control.
(b)     The Committee, in its sole discretion, may provide for the purchase of any Stock Option by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 14.1, Change in Control Price shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control; provided, however, that for the avoidance if doubt the Change in Control price shall not exceed the fair market value of the Common Stock at the time of purchase as determined in accordance Section 409A of the Code.
(c)     Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time a Stock Option is granted hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Stock Options if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Stock Options shall be honored or assumed, or new rights substituted therefore (each such honored, assumed or substituted stock option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or a subsidiary of such employer)

immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:
(i)    the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within 30 days of the Change in Control;
(ii)    the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Stock Option, including, but not limited to, an identical or better exercise schedule;
(iii)    the Alternative Option must have economic value substantially equivalent to the value of such Stock Option (determined at the time of the Change in Control); and
(iv)    the Alternate Option must be structured in a manner intended to comply with Section 409A of the Code to avoid any adverse tax consequences thereunder, to the extent applicable.
For purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424‑1 (and any amendments thereto).
(d)     Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Award or accelerated lapsing of restrictions on shares of Restricted Stock at any time.
14.2     Change in Control. A "Change in Control" shall be deemed to have occurred:
(a)     upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;
(b)     during any period of two (2) consecutive years (the “Board Measurement Period”), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation

14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; provided, that with respect to any payment pursuant to an Award granted under this Plan on or after September 21, 2011 that is triggered upon a Change in Control and that constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code, the Board Measurement Period shall be reduced from any period of two consecutive years to any period of twelve consecutive months;
(c)     upon a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than 50% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or
(d)     upon approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for (or for Awards granted on or after September 21, 2011, the consummation of) the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale; provided, that with respect to any payment pursuant to an Award granted under this Plan on or after September 21, 2011 that is triggered upon a Change in Control and that constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code, stockholder approval of a plan of liquidation of the Company shall not constitute a Change in Control.

ARTICLE XV
TERMINATION OR AMENDMENT OF PLAN
Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XVII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the shareholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(d); (iii) change the classification of employees, directors or Consultants eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (v) extend the maximum option period under Section 6.3; (vi) materially alter the Performance Criteria for the Award of Restricted Stock, Performance Units, Performance Shares or cash incentive Awards as set forth in Exhibit A; or (vii) require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Stock Option or Stock Appreciation Right, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.
The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.
ARTICLE XVI
UNFUNDED PLAN
16.1     Unfunded Status of Plan. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XVII
GENERAL PROVISIONS
17.1     Legend. The Committee may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.
All certificates for shares of Common Stock delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee in its sole discretion may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
17.2     Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
17.3     Right to Employment/Directorship/Consultancy. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee, Non-Employee Director or Consultant any right with respect to continuance of employment, directorship or Consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Non-Employee Director or Consultant is retained to terminate his employment, directorship or Consultancy at any time.
17.4     Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Code Section 83(b), a Participant shall pay all required withholding to the Company.
Any such withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

17.5     Listing and Other Conditions.
(a)     As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option with respect to such shares shall be suspended until such listing has been effected.
(b)     If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Stock Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.
(c)     Upon termination of any period of suspension under this Section 17.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.
(d)     A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.
17.6     Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).
17.7     Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.
17.8     Other Benefits. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation, unless otherwise specifically stated in such other benefit plan.
17.9     Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.
17.10     No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.
17.11     Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of this Plan.
17.12     Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.
17.13     Section 409A of the Code
(a)     Although the Company does not guarantee the particular tax treatment of an Award granted under the Plan, Awards made under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and the Plan and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent. Notwithstanding anything herein to the contrary, any provision in this Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. In no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.
(b)     Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to any Award granted under the Plan that constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code (a “409A Covered Award”):

(i)    A termination of employment shall not be deemed to have occurred for purposes of any provision of a 409A Covered Award providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “Separation from Service” within the meaning of Code Section 409A and, for purposes of any such provision of the 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean Separation from Service. Notwithstanding any provision to the contrary in the Plan or the Award, if the Participant is deemed on the date of the Participant’s Termination to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under a 409A Covered Award, to the extent required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Participant’s Separation from Service, and (ii) the date of the Participant’s death. All payments delayed pursuant to this Section 13.13(b)(i) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s Separation from Service or, if earlier, on the date of the Participant’s death.
(ii)    Whenever a payment under a 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.
17.14     Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.
17.15     Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.
17.16     Electronic Communications. Notwithstanding anything else herein to the contrary, any Award agreement, notice of exercise of an Option or Non-Tandem Stock Appreciation Right, or other document or notice required or permitted by this Plan that is required to be delivered in writing may, to the extent determined by the Committee, be delivered and accepted electronically. Signatures may also be electronic if permitted by the Committee. The term “written agreement” as used in the Plan shall include any document that it is delivered and/or accepted electronically.

ARTICLE XVIII
EFFECTIVE DATE OF PLAN
The Plan was originally adopted by the Board and effective on October 19, 1999, subject to approval by the stockholders of the Company (which was obtained at the stockholders meeting held on December 14, 1999). The Plan was thereafter amended and restated in accordance with the requirements of the laws of the State of Delaware. The Board approved the amendment and restatement of the Plan on October 9, 2006 and such amended and restated plan became effective on October 9, 2006, subject to approval of the provisions of this Plan adding a cash incentive Award and re-approval of the Performance Criteria for performance-based Equity Awards by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware or such later date as provided in the adopting resolution. The stockholders of the Company approved the amendments that were subject to stockholder approval at the stockholder meeting held on December 5, 2006. A further restatement of the Plan was approved by the Board on December 6, 2007 which incorporated amendments effective on November 9, 2007 (deleting the Plan provision authorizing the Committee with the authority to buy out previously granted stock options based on terms and conditions established by the Committee) and on December 6, 2007 (increasing the number of shares available for grant of Awards under the Plan by 850,000). A further restatement of the Plan was approved by the Board on June 2, 2009 which incorporated amendments effective on June 2, 2009 (changing the date of grant of the annual grants of Stock Options to Non-Employee Directors). A further restatement of the Plan was approved by the Board on September 22, 2009 and incorporates amendments effective on October 18, 2009 (increasing the number of shares available for grant of Awards under the Plan by 2,375,000, adjusting the maximum annual grant of Performance Units and the maximum annual potential amount earnable under Performance Units, limiting the Committee's authority to amend or substitute a SAR or to issue Awards or cash in exchange for an Option or SAR in certain circumstances without stockholder approval, changing the conversion method for Performance Units, clarifying Plan provisions in compliance with Section 409A of the Code, and prohibiting any transfers or dispositions of Non-Qualified Stock Options to Family Members for value), certain of which were subject to the approval by the stockholders of the Company. The stockholders of the Company approved the amendments that were subject to stockholder approval at the stockholder meeting held on December 9, 2009. A further restatement of the Plan was approved by the Board on June 2, 2010 and incorporates amendments effective on June 2, 2010 (changing the date of grant and the amount of the annual grants of Stock Options to Non-Employee Directors). A further restatement of the Plan was approved by the Board and effective on September 21, 2011 and incorporates amendments effective on September 21, 2011 and, as approved by stockholders, on January 13, 2012 (including setting minimum vesting terms for Full-Value Awards and the right in certain cases to receive or retain dividends and dividend equivalents thereunder, providing the Committee the discretion to permit a Participant to designate a beneficiary to receive outstanding Awards or exercise rights thereunder following death, changing the amount of the initial and annual grants of Stock Options to Non-Employee Directors, providing Non-Employee Directors with the opportunity to elect to receive RSUs and/or shares of Restricted Stock in lieu of an Annual Option, providing Non-Employee Directors with the opportunity to elect to receive Stock Units in lieu of their annual cash retainer, providing for the automatic grant of RSUs to Non-Employee Directors in lieu of their Annual Options in order to satisfy minimum Company stock ownership requirements, providing the Committee the discretion to accelerate the vesting of Awards granted to Non-Employee Directors or to continue the vesting thereof beyond Termination of Directorship, and clarifying certain Plan provisions), with the provisions relating to the grant of RSUs, Restricted Stock and Stock Units to Non-Employee Directors subject to stockholder approval. A further restatement of the Plan was approved by the Board and is effective June 5, 2013 and incorporates amendments effective on June 5, 2013 with respect to Section 13.6(a) of the Plan to provide that the Committee may permit elections by Non-Employee Directors at any time. A further restatement of the Plan was approved by the Board and effective on October 2, 2013 and incorporates amendments effective on October 2, 2013 (including authorizing dividend equivalents from the beginning date of any Performance Period, clarifying that dividend equivalents on certain Awards can be either cash or in additional Awards, adding more specific provisions regarding the grant of dividend equivalents on RSUs or Stock Units granted to Non-Employee Directors, and specifying that elections by Non-Employee Directors relating to type of award can be allowed by the Committee at any time compliant with Section 409A and other applicable provision of the Code). A further restatement of the Plan was approved by the Board and effective on December 10, 2015, and incorporates amendments effective on December 10, 2015 with respect to Section 13.2 of the Plan to change the method for determining the initial and annual grants of Stock Options to Non-Employee Directors and to provide the Committee with discretion over the vesting of Non-Employee Director grants and the term of Stock Options. A further amendment to the Plan was approved by the Board so that effective as of August 9, 2016, the grant date fair value of Non-Employee Director annual equity Awards was set at $120,000. This restatement of the Plan was approved by the Board and effective on November 18, 2016 and incorporates amendments effective on November 18, 2016 and, as approved by stockholders, on December 8, 2016 (including increasing the number of shares of Common Stock available for Awards under the Plan, re-approving the material terms of the Performance Criteria under the Plan, extending the term of the Plan for an additional 10 years, clarifying the provisions of the Plan relating to share counting and reducing the number of Shares subject to Full-Value Awards that may be granted without being subject to minimum vesting requirements), with the provisions relating to the increase in the number of shares available under the Plan, the re-approval of the material terms of the Performance Criteria and extending the term of the Plan for an additional 10 years being subject to stockholder approval.
ARTICLE XIX
TERM OF PLAN
No Award shall be granted pursuant to this Plan on or after November 18, 2026, but Awards granted prior to such date may extend beyond that date. The foregoing notwithstanding, any Awards, the vesting or payment of which is conditioned on the satisfaction of Performance Criteria intended to qualify as "performance-based compensation" under Section 162(m) of the Code may be granted until the date of the first Annual Meeting of Stockholders that occurs in the fifth year following the year in which the Company's stockholders last previously re-approved the Performance Criteria or approved other designated performance goals (even if this deadline extends past the date at which other Awards may be granted under the Plan).

EXHIBIT A

PERFORMANCE CRITERIA
Performance Goals established for purposes of conditioning the grant of an Award of Restricted Stock based on performance or the vesting of performance-based Awards of Restricted Stock, Performance Units, Performance Shares and/or cash incentive Awards shall be based on one or more of the following performance criteria ("Performance Criteria"): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, income before income tax and stock based compensation expense, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of target levels of or a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders' equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels of or specified increases in the fair market value of the shares of the Company's common stock; and (x) the growth in the value of an investment in the Company's common stock assuming the reinvestment of dividends. For purposes of item (i) above, "extraordinary items" shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board. The Committee may specify that specific items of income or expense may be included or excluded from the calculation of achievement of any of the foregoing Performance Criteria.
In addition, such Performance Criteria may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Code Section 162(m), but only to the extent permitted under Code Section 162(m) (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.

The Fiscal 2016 Annual Meeting of Stockholders of
Comtech Telecommunications Corp.
Will be held at 10 a.m., Eastern Time, on December 8, 2016 at
68 South Service Road (Lower Level Auditorium), Melville, New York 11747

FROM KENNEDY AIRPORT
TAKE JFK EXPRESSWAY EAST TO BELT PARKWAY EAST (BECOMES SOUTHERN STATE PARKWAY AT NASSAU COUNTY BORDER). TAKE SOUTHERN STATE PARKWAY EAST TO EXIT 28A NORTH (RT 135). TAKE RT. 135 NORTH TO LONG ISLAND EXPRESSWAY EAST (495). TAKE LIE TO EXIT 48 (ROUND SWAMP RD.). PROCEED THROUGH THE LIGHT, REMAINING ON THE SOUTH SERVICE RD. IN 1/4 MILE, TURN RIGHT INTO RECKSON BUSINESS PARK.

FROM LAGUARDIA AIRPORT
TAKE GRAND CENTRAL PARKWAY TO LONG ISLAND EXPRESSWAY (495). TAKE LONG ISLAND EXPRESSWAY EAST TO EXIT 48 (ROUND SWAMP RD.). PROCEED THROUGH THE LIGHT, REMAINING ON THE SOUTH SERVICE RD. IN 1/4 MILE, TURN RIGHT INTO RECKSON BUSINESS PARK.

FROM MANHATTAN
TAKE THE MID-TOWN TUNNEL TO LONG ISLAND EXPRESSWAY (495). TAKE LONG ISLAND EXPRESSWAY EAST TO EXIT 48 (ROUND SWAMP RD.). PROCEED THROUGH THE LIGHT, REMAINING ON THE SOUTH SERVICE RD. IN 1/4 MILE, TURN RIGHT INTO RECKSON BUSINESS PARK.

FROM EASTERN LONG ISLAND
TAKE THE LONG ISLAND EXPRESSWAY (495) WEST TO EXIT 48 (ROUND SWAMP ROAD). TURN LEFT ONTO ROUND SWAMP ROAD. MAKE IMMEDIATE TURN LEFT ONTO THE SOUTH SERVICE ROAD GOING EAST. IN 1/4 MILE, TURN RIGHT INTO RECKSON BUSINESS PARK.

COMTECH TELECOMMUNICATIONS CORP.
68 South Service Road, Suite 230
Melville, NY 11747
TEL: (631) 962-7000 • FAX: (631) 962-7001
www.comtechtel.com

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

COMTECH TELECOMMUNICATIONS CORP. 68 SOUTH SERVICE ROAD, SUITE 230 MELVILLE, NY 11747
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:				KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:	☐	☐	☐
1. Election of Directors Nominees 01 Fred Kornberg 02 Edwin Kantor 03 Yacov A. Shamash

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.					For	Against	Abstain

2. Approval, on an advisory basis, of the compensation of our Named Executive Officers.					☐	☐	☐

3. Ratification of selection of Deloitte & Touche LLP as our independent registered public accounting firm.					☐	☐	☐

4. Approval of our amended 2000 Stock Incentive Plan (the "2000 Plan"), including an increase in the number of shares of our Common Stock available under the 2000 Plan, extending the 2000 Plan term until November 18, 2026 and reapproving the material terms of performance goals under Internal Revenue Code Section 162(m).
					☐	☐	☐

NOTE: This proxy will be voted or withheld from being voted in accordance with the instructions specified. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE AND FOR APPROVAL OF PROPOSALS 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature [Joint Owners]	Date

Please date, sign and mail your proxy card back as soon as possible!

Annual Meeting of Stockholders
COMTECH TELECOMMUNICATIONS CORP.
December 8, 2016

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com.

COMTECH TELECOMMUNICATIONS CORP.

PROXY SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

The undersigned hereby appoints Fred Kornberg and Michael D. Porcelain, and each of them, with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Comtech Telecommunications Corp. (the Company) to be held at Comtech Telecommunications Corp., 68 South Service Road, Lower Level Auditorium, Melville, New York 11747 on December 8, 2016, at 10:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card and in their discretion, upon such other matters as may come before the meeting.

This proxy will be voted or withheld from being voted in accordance with the instructions specified. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE AND FOR APPROVAL OF PROPOSALS 2, 3 and 4.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side